UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05620

    Virtus Total Return Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

     Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Kathryn Santoro, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

         Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: May 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

SEMIANNUAL REPORT

May 31, 2025
Virtus Global Multi-Sector Income Fund
Virtus Stone Harbor Emerging Markets Income Fund
Virtus Total Return Fund Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Directors (the “Board,” or the “Directors”) of Virtus Total Return Fund Inc. (the “Fund”) has adopted a Managed Distribution Plan (the “Plan”) which provides for the Fund to make a monthly distribution at the rate of $0.05 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
The amounts and sources of distributions reported in the Fund’s notices issued pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on the Fund is available through the closed-end fund section on the web at
www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/ZTR

MESSAGE TO SHAREHOLDERS
To Virtus Closed-End Fund Shareholders:
I am pleased to present this semiannual report, which reviews the performance of your Fund for the six months ended May 31, 2025.
The six-month period saw sharp volatility fueled by policy uncertainty from Washington, D.C. Markets rose, then fell, then rose again on changing news about tariffs. The economy showed signs of strength during the period, while inflation appeared to moderate. After lowering its benchmark interest rate by 0.25% in December 2024, the Federal Reserve (“Fed”) kept rates unchanged during the first five months of 2025.
Domestic equity indexes declined during the six months ended May 31, 2025. U.S. large-capitalization stocks were down 1.35%, as measured by the S&P 500® Index, while small-cap stocks were down 14.54%, as measured by the Russell 2000® Index. International equities posted positive returns, with developed markets, as measured by the MSCI EAFE® Index (net), returning 14.21%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), gained 8.58%.
In fixed income markets, the yield on the 10-year Treasury rose to 4.41% on May 31, 2025, from 4.18% on November 30, 2024. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, was up 0.77% for the six-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, posted a return of 2.24%.
For the six-month period, the three sectors of emerging markets debt returned 1.71% for hard currency sovereign debt, as represented by the JPMorgan EMBI Global Diversified Index, 2.05% for hard currency corporate debt, as represented by the JPMorgan CEMBI Broad Diversified Index, and 7.12% for local currency sovereign debt, as represented by the JPMorgan GBI-EM Global Diversified Index.
If you need assistance or have any questions about your Fund, please call our shareholder service team at 1-866-270-7788. We are grateful for your business and committed to your long-term financial success.
Sincerely,
George R. Aylward
President and Chief Executive Officer, Virtus Closed-End Funds,
July 2025

Please refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investing involves risk, including the risk of loss of principal invested.

Global Multi-Sector Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
May 31, 2025
About the Fund:
Virtus Global Multi-Sector Income Fund’s (NYSE: VGI) (the “Fund”) investment objective is to maximize current income while preserving capital. The Fund seeks to achieve its investment objective by applying extensive credit research to capitalize on opportunities across undervalued areas of the global bond markets. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage allows the Fund to borrow at short-term rates with the expectation to invest at higher yields on its investments. As of May 31, 2025, the Fund’s leverage consisted of $39 million of borrowings made pursuant to margin financing, which represented approximately 30% of the Fund’s managed assets.
Manager Comments – Newfleet Asset Management (“Newfleet”)
Newfleet’s multi-sector fixed income strategies team manages the Fund, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. The following commentary is provided by the respective portfolio team at Newfleet and covers the Fund’s portfolio for the six months ended May 31, 2025.
How did the markets perform during the six months ended May 31, 2025?
After beginning policy adjustments late in the third quarter of 2024, the Federal Reserve (“Fed”) continued adjusting policy by lowering interest rates at its December meeting by 0.25%, which brought total monetary easing during 2024 to 1.00%. While monetary policy may have been the economic focal point during the reporting period, the political focal point was the highly anticipated U.S. presidential election.
Following the presidential election, 2025 began with a more volatile market backdrop, driven by a heightened level of policy uncertainty. The arrival of a new U.S. administration was expected to include new policy direction on many fronts, including trade, immigration, deregulation, taxation, and the transition from campaign rhetoric to action. The unknowns were scale, scope, and delivery, but those unknowns quickly began to take shape. The new administration began pursuing significant changes, causing financial markets to recalibrate expectations and react to fast-moving news headlines.
U.S. economic data began 2025 on solid footing. Growth was firm, inflation was moderating (albeit on a bumpy path), and unemployment remained low by historical standards. This environment allowed the Fed to maintain a patient easing bias while it awaited policies from the new administration. With that backdrop, the first five months of 2025 saw no further interest rate cuts by the Fed.
Geopolitical developments were decidedly mixed during the period, with volatility re-emerging in the Middle East and in the Russia/Ukraine conflict.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Global Multi-Sector Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2025
U.S. policy uncertainty weighed on market sentiment as the period progressed, resulting in more varied financial market performance. Fixed income sector performance was also variable, with interest rates mixed during the period. Most spread sectors, or securities other than risk-free government debt, outperformed U.S. Treasuries. Within spread sectors, shorter duration asset classes, or those with less sensitivity to changes in interest rates, outperformed, as did risk assets. The front end of the U.S. Treasury yield curve shifted lower and the long end shifted higher, causing the curve to steepen. The 2-year Treasury yield decreased by 0.25%, the 5-year Treasury yield decreased by 0.9%, the 10-year Treasury yield increased by 0.23%, and the 30-year Treasury yield moved 0.57% higher.
What factors affected the Fund’s performance during the six-month period?
For the six months ended May 31, 2025, the Fund’s net asset value (“NAV”) returned 0.86%, while its market price returned 0.82%. The Bloomberg Global Aggregate Bond Index, which serves as the Fund’s benchmark, returned 3.02%.
The Fund’s allocations to emerging markets high yield and bank loans had positive impacts on performance for the six-month period. Allocation to and issue selection within asset-backed securities was also positive for the period.
The Fund’s underweight to U.S. Treasury securities had a negative impact during the period.
The Fund’s allocation to and selection within corporate high yield securities had a negative impact during the period. Selection within bank loans was also negative during the six months.
Level distribution practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to shareholders, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal period, the practice did not have a material impact on the Fund’s investment strategy.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

Global Multi-Sector Income Fund
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2025
Risk Considerations
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio. Judgments by the Fund’s subadviser about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Sanctions: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in a sanctioned country and throughout the world.  Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Asset-Backed and Mortgage-Backed Securities: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Leveraged Loans: Leveraged loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Leveraged loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.
Leverage: When the Fund leverages it portfolio, the Fund may be less liquid and/or may liquidate positions at an unfavorable time, and the value of the Fund’s shares will be more volatile and sensitive to market movements.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
May 31, 2025
About the Fund:
Virtus Stone Harbor Emerging Markets Income Fund’s (NYSE: EDF) (the “Fund”) investment objective is to maximize total return, which consists of income on its investments and capital appreciation. The Fund normally will invest at least 80% of its net assets (plus any borrowings for investment purposes) in emerging markets securities. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates with the expectation of investing at higher yields on its investments. During the period, the Fund utilized short-term reverse repurchase agreements through which it borrowed money by selling securities under the obligation to repurchase them at a later date at a fixed price. The Fund’s management team adjusted borrowing levels to reflect the team’s outlook on emerging markets risk, increasing borrowings when it felt opportunities had improved and reducing borrowings when, in the team’s judgment, macroeconomic risk had risen. At May 31, 2025, the Fund had borrowings of approximately $43 million, which represented about 23% of the Fund’s managed assets.
During the six months ended May 31, 2025, the Fund issued an additional 1,557,872 common shares pursuant to an “at-the-market” (“ATM”) offering program, resulting in $7.8 million of net proceeds to the Fund. In an ATM offering, newly issued shares are sold incrementally into the secondary trading market through a placement agent at prevailing market prices, but always at or above the Fund’s net asset value. The cash proceeds are invested pursuant to the Fund’s investment objectives.
Manager Comments – Stone Harbor Investment Partners (“Stone Harbor”)
Stone Harbor is a global credit specialist with expertise in emerging and developed markets debt.  With three decades of informed experience allocating risk in complex areas of the fixed income markets, Stone Harbor manages global credit portfolios for institutional clients around the world. The following commentary is provided by the respective portfolio team at Stone Harbor and covers the Fund’s portfolio for the six months ended May 31, 2025.
How did the markets perform during the Fund’s six months ended May 31, 2025?
U.S.-China trade tensions and tariffs fueled market volatility during the six-month period, as did inflation concerns and a hawkish Federal Reserve (“Fed”). Germany approved a constitutional amendment to its fiscal rule that allows for defense spending above 1% of the country’s gross domestic product, as well as additional funds for infrastructure spending. Investors reacted positively to the news, believing that these changes could support a more balanced growth trajectory for the region.
Against this backdrop, the yield on the 10-year U.S. Treasury closed at 4.41% at the end of the reporting period. Total returns for emerging markets hard currency sovereign and corporate debt indices were 1.71% and 2.05%, as represented by the JPMorgan EMBI Global Diversified Index and the JPMorgan CEMBI Broad Diversified Index, respectively, for the six-month period. The average yield of local currency sovereign debt, as represented by the JPMorgan GBI-EM Global Diversified Index, climbed to 6.34%. Local currency sovereign debt outperformed the other sectors of emerging markets debt, posting a total return of 7.12%, driven by foreign currency appreciation.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2025
What factors affected the Fund’s performance during six-month period?
The Fund’s total return on net asset value (“NAV”) for the six months ended May 31, 2025 was 6.22%. For the same period, the Fund’s composite benchmark, which is composed of the three sectors of emerging markets debt, returned 3.62%. A key driver of the Fund’s performance was positive returns from country selection in hard currency sovereign debt.
At the country level, the largest contributors to performance were U.S. dollar-denominated sovereign debt in Argentina, Ecuador, Gabon, and Zambia. U.S. dollar-denominated corporate debt in Mexico (Poinsettia) and Brazil (OHI Group) also enhanced performance. Other contributors to performance included local currency debt exposures in Mexico and Turkey.
Among the top detractors from the Fund’s performance were allocations to U.S. dollar-denominated sovereign bonds in Ukraine, Angola, and Mexico. U.S. dollar-denominated corporate debt in Argentina (Albanesi) and Colombia (Gran Tierra) detracted from performance. Local currency debt exposures in Malaysia, Poland, and India also detracted from performance.
The Fund uses various derivative instruments to implement its strategies. These derivatives are utilized to manage the Fund’s credit risk, interest rate risk, and foreign exchange risk, and to seek to efficiently gain certain investment exposures. These derivative positions may increase or decrease the Fund’s exposure to these risks. For the reporting period, derivatives contributed 0.49% to Fund performance.
Level distribution practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to shareholders, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal period, the practice did not have a material impact on the Fund’s investment strategy.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2025
Risk Considerations
Non-Diversified: The Fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified portfolio.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio.  Judgments by the Fund’s subadviser about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Emerging Markets Investing: Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Such securities may also be subject to Sanctions Risk.
Sanctions: The imposition of sanctions and other similar measures could cause a decline in the value and/or liquidity of securities issued by or tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of transactions, and negatively impact the Fund’s liquidity and performance.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
Sovereign Debt Obligations: Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment.  The issuer or governmental authority that controls the repayment of an emerging country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk.  The issuer of a debt security may fail to make interest and/or principal payments.  Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

STONE HARBOR EMERGING MARKETS INCOME FUND
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2025
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns.  Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
Reverse Repurchase Agreements: Reverse repurchase agreements subject the Fund to Leverage Risk and Counterparty Risk, and also to the risk that the market value of the securities that the Fund is obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
Counterparty: There is risk that a party upon whom the Fund relies to complete a transaction will default.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Leverage: When the Fund leverages its portfolio, the Fund may be less liquid and/or may liquidate positions at an unfavorable time, and the value of the Fund’s shares will be more volatile and sensitive to market movements.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses.  They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
May 31, 2025
About The Fund
Virtus Total Return Fund Inc. (NYSE: ZTR) (the “Fund”) has an investment objective of capital appreciation, with current income as a secondary objective. The Fund seeks to meet its objectives through a balance of equity and fixed income investments. There is no guarantee that the Fund will achieve its investment objectives.
The use of leverage currently enables the Fund to borrow at short-term rates with the expectation of investing at higher yields on its investments. As of May 31, 2025, the Fund’s leverage consisted of $165 million of borrowings made pursuant to margin financing, which represented approximately 30% of the Fund’s managed assets.
On March 11, 2024, the Fund announced a Tender Offer Program intended to enhance shareholder value, provide shareholders with an additional source of liquidity for their investment, and provide the potential to reduce the Fund’s trading discount to its NAV over time. The Tender Offer Program consists of a tender offer for 10% of the Fund’s outstanding shares at 98% of NAV and two conditional tender offers. The Fund conducted a tender offer for 10% of its outstanding shares in May 2024. The first conditional tender offer for 10% of its outstanding shares expired on February 6, 2025, and on February 12, 2025, the Fund announced that it accepted 6,172,049 shares for payment at a price of 98% of NAV, or $6.4386. The Tender Offer Program concludes with a second conditional tender offer for up to 10% of the Fund’s then outstanding shares at 98% of NAV if the Fund’s average trading discount exceeds 10% during the consecutive 180 calendar day period beginning April 1, 2025.
For the six months ended May 31, 2025, the Fund’s NAV returned 6.97%, including $0.30 in reinvested distributions, and its market price returned 6.17%.  For the same period, the Fund’s composite benchmark, which consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) (representing equities) and 40% Bloomberg U.S. Aggregate Bond Index (representing fixed income) returned 0.77%.
Manager Comments – Duff & Phelps Investment Management Co. (“DPIM”)
The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion of the Fund’s portfolio, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the Fund’s equity portion for the fiscal six months ended May 31, 2025.
How did the equity markets perform during the six months ended May 31, 2025?
Global developed market equities rose 2.21%, as measured by the MSCI World Index (net), for the six-month period. Market gains during the first two months of the period were followed by a steep fall and then a sharp recovery in response to volatile U.S. trade policy and foreign relations. A more confrontational approach to trade and defense from the U.S. administration was a call to action for European policymakers. European Commission president Ursula von der Leyen announced her proposal for €800 billion of defense spending, while Germany’s incoming chancellor Friedrich Merz floated proposals for a €500 billion infrastructure spending plan. The European Central Bank (“ECB”) was also positive about the prospect of fiscal stimulus.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2025
The benchmark for the equity portion of the Fund, the FTSE Developed Core Infrastructure 50/50 Index (net), rose 2.23% for the period, in line with the broader market. Transportation was the best-performing sector during the period. Airports and toll roads performed well due to volume growth and favorable pricing. In addition, many of these companies are located outside of the U.S. and were therefore largely unaffected by trade policy uncertainty.
Communications stocks moved higher, aided by easing interest rates and positive business results. Utility stocks also posted gains due to constructive earnings reports coupled with investors looking for safety amid the market volatility. Midstream energy stocks declined and were the worst performers for the period. Uncertainty stemming from U.S. trade policy led investors to worry about potential economic weakness undercutting demand for commodities. Investors were concerned about the supply side as well, with OPEC+ announcing production increases even in the face of uncertain demand.
What factors affected the performance of the Fund’s equity portfolio during the six-month period?
For the six months ended May 31, 2025, the equity portion of the Fund, including the impact of leverage employed by the Fund, returned 4.49% (gross of fees and expenses), while the FTSE Developed Core Infrastructure 50/50 Index (net), which serves as the equity portfolio’s benchmark, returned 2.23%.
Overall, stock selection positively impacted performance while sector allocation negatively impacted performance. Stock selection was positive in the transportation, utilities, and communications sectors, but was partly offset by stock selection in the midstream energy sector. Sector allocation was hurt by an overweight position in midstream energy, as well as an underweight position in transportation. An overweight position in communications and an underweight position in utilities had negligible performance impacts.
At the security level, the largest contributors to performance were Aena, S.M.E., S.A. (Aena), E.ON SE (E.ON), and Ferrovial. Aena, a state-owned airport operator in Spain, was supported by strong passenger traffic and growing profits. E.ON is a leading electric utility company based in Germany. The stock performed well as management offered a positive outlook through 2028 highlighted by higher electric grid capital expenditures that investors expected to drive earnings and dividend growth. Ferrovial is a multi-national diversified transportation infrastructure company with exposure to toll roads and airports. Ferrovial’s stock traded higher due to strong volume growth and pricing increases that exceeded inflation.
The largest detractors from performance in the portfolio were ONEOK, Inc., Pacific Gas & Electric Company (PG&E), and Sempra Energy. Midstream energy player ONEOK transports energy products predominately in the central and western U.S. The stock underperformed as ONEOK reported earnings below investor expectations, raising questions about the full-year outlook.
PG&E is a utility serving central and northern California. Although there were no significant wildfires in the company’s territory during the period, PG&E has suffered losses from wildfires in the past. The stock traded down as wildfires impacted the territory of a neighboring utility resulting in investor concern that public funds to support wildfire victims may be depleted.  We have retained the PG&E position and continue to monitor the situation.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2025
Sempra Energy operates regulated utilities in California and Texas and is a leading producer of liquefied natural gas (“LNG”). The stock underperformed as Sempra management reported current earnings and future guidance that were both below investor expectations. Near-term earnings pressure was due to regulatory concerns and LNG project delays. Management also noted a substantial increase in forecasted capital needs to support future growth. We believe the issues facing Sempra are temporary in nature and we have added to our position.
Manager Comments - Newfleet Asset Management (“Newfleet”)
Newfleet manages the Fund’s fixed income portfolio, utilizing its multi-sector core plus strategy. The following commentary is provided by the portfolio management team at Newfleet, and it covers the Fund’s fixed income portfolio for the period ended May 31, 2025.
How did the fixed income markets perform during the six months ended May 31, 2025?
After beginning policy adjustments late in the third quarter of 2024, the Federal Reserve (“Fed”) continued adjusting policy by lowering interest rates at its December meeting by 0.25%, which brought total monetary easing during 2024 to 1.00%. While monetary policy may have been the economic focal point during the reporting period, the political focal point was the highly anticipated U.S. presidential election.
Following the presidential election, 2025 began with a more volatile market backdrop, driven by a heightened level of policy uncertainty. The arrival of a new U.S. administration was expected to include new policy direction on many fronts, including trade, immigration, deregulation, taxation, and the transition from campaign rhetoric to action. The unknowns were scale, scope, and delivery, but those unknowns quickly began to take shape. The new administration began pursuing significant changes, causing financial markets to recalibrate expectations and react to fast-moving news headlines.
U.S. economic data began 2025 on solid footing. Growth was firm, inflation was moderating (albeit on a bumpy path), and unemployment remained low by historical standards. This environment allowed the Fed to maintain a patient easing bias while it awaited policies from the new administration. With that backdrop, the first five months of 2025 saw no further interest rate cuts by the Fed.
Geopolitical developments were decidedly mixed during the period, with volatility re-emerging in the Middle East and in the Russia/Ukraine conflict.
U.S. policy uncertainty weighed on market sentiment as the period progressed, resulting in more varied financial market performance. Fixed income sector performance was also variable, with interest rates mixed during the period. Most spread sectors, or securities other than risk-free government debt, outperformed U.S. Treasuries. Within spread sectors, shorter duration asset classes, or those with less sensitivity to changes in interest rates, outperformed, as did risk assets. The front end of the U.S. Treasury yield curve shifted lower and the long end shifted higher, causing the curve to steepen. The 2-year Treasury yield decreased by 0.25%, the 5-year Treasury yield decreased by 0.9%, the 10-year Treasury yield increased by 0.23%, and the 30-year Treasury yield moved 0.57% higher.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2025
What factors affected the performance of the Fund’s fixed income portfolio during the six-month period?
For the six months ended May 31, 2025, the fixed income portion of the Fund, including the impact of leverage employed by the Fund, returned 2.85% (gross of fees and expenses), while the Bloomberg U.S. Aggregate Bond Index, which serves as the fixed income portfolio’s benchmark, returned 0.77%.
The portfolio’s allocations to bank loans and emerging markets high yield, as well as the weighting to residential mortgage-backed securities over agency mortgage-backed securities, all had a positive impact on performance for the six-month period. Issue selection within asset-backed securities was also positive for the period.
The portfolio’s underweight to U.S. Treasury securities had a negative impact during the period.
Selection within corporate high yield and bank loans had a negative impact on performance for the six months.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the “Plan”) pursuant to which the Fund makes a monthly distribution at a rate of $0.05 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal period, the Plan did not have a material impact on the Fund’s investment strategy.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2025
Risk Considerations
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
Management: The Fund is subject to management risk because it is an actively managed investment portfolio. Judgments by the Fund’s subadvisers about the attractiveness and potential appreciation of an investment may prove to be inaccurate and may not produce the desired results.
Infrastructure: A Fund that focuses its investments in infrastructure-related companies will be more sensitive to conditions affecting their business or operations such as local economic and political conditions, regulatory changes, and environmental issues.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, less publicly available information about the foreign investment, and political, regulatory, economic, and market risk.
Utilities Sector Concentration: The equity portfolio’s investments are concentrated in the utilities sector and may present more risks than if the equity portion of the Fund were broadly diversified.
Leveraged Loans: Leveraged loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Leveraged loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Asset-Backed and Mortgage-Backed Securities: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Leverage: When the Fund leverages its portfolio, the Fund may be less liquid and/or may liquidate positions at an unfavorable time, and the value of the Fund’s shares will be more volatile and sensitive to market movements.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war or military conflict (e.g., Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness (e.g., COVID-19 pandemic) or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

TOTAL RETURN FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2025
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase the impact of volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 17.

  PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
May 31, 2025
The following tables present the portfolio holdings within certain industries/sectors or countries as a percentage of total investments (excluding reverse repurchase agreements and swap contracts) at May 31, 2025.
Asset Allocation
Global Multi-Sector Income Fund
Corporate Bonds and Notes		39%
Financials	13%
Energy	10
Industrials	3
All other Corporate Bonds and Notes	13
Foreign Government Securities		30
Mortgage-Backed Securities		11
Leveraged Loans		8
Asset-Backed Securities		8
U.S. Government Securities		4
Total		100%
Stone Harbor Emerging Markets Income Fund
Foreign Government Securities		65%
Corporate Bonds and Notes		32
Exploration & Production	20%
Financial & Lease	3
Electric	2
Refining	2
Metals, Mining & Steel	2
All other Corporate Bonds and Notes	3
Credit Linked Notes		2
Short-Term Investment		1
Total		100%

Total Return Fund Inc.
Common Stocks		77%
Utilities	38%
Industrials	22
Energy	11
All Other Common Stocks	6
Corporate Bonds and Notes		9
Financials	3
Energy	2
Industrials	1
All Other Corporate Bonds and Notes	3
Mortgage-Backed Securities		5
Asset-Backed Securities		3
Foreign Government Securities		3
Leveraged Loans		2
U.S. Government Securities		1
Total		100%

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited) (Continued)
Country Weightings

Global Multi-Sector Income Fund
United States	52%
Mexico	4
Turkey	2
Peru	2
Canada	2
Indonesia	2
Poland	2
Other	34
Total	100%
Stone Harbor Emerging Markets Income Fund
Mexico	22%
Argentina	11
Brazil	7
Egypt	6
South Africa	5
Angola	5
Colombia	4
Other	40
Total	100%

Total Return Fund Inc.
United States	60%
Canada	9
Spain	9
United Kingdom	7
Australia	2
Netherlands	2
Switzerland	2
Other	9
Total	100%

KEY INVESTMENT TERMS (Unaudited)
May 31, 2025
Bloomberg Global Aggregate Bond Index
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Designated Activity Company (“DAC”)
A new company type that was created as part of the New Companies Act 2014, which came into force on June 1st, 2015, in Ireland. This limited company type is applicable to those companies who wish to outline and define a specific type of business in their constitution, rather than have unlimited powers as per the LTD company type.
European Central Bank (“ECB”)
The ECB is responsible for conducting monetary policy for the Euro zone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks of all 17 European Union Member States whether or not they have adopted the Euro.
European Commission
The European Commission is the EU’s politically independent executive arm. It is alone responsible for drawing up proposals for new European legislation, and it implements the decisions of the European Parliament and the Council of the EU.
European Union (“EU”)
The EU is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War and has developed an internal single market through a standardized system of laws that apply to all member states. A monetary union was established in 1999 and is composed of the 19 member states which use the Euro currency.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (“Fed”)
The central bank of the U.S., responsible for controlling money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
FTSE Developed Core Infrastructure 50/50 Index (net)
The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of infrastructure and adjusts the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% utilities, 30% transportation including capping of 7.5% for railroads/railways and a 20% mix of other sectors including pipelines, satellites, and

KEY INVESTMENT TERMS (Unaudited) (Continued)
May 31, 2025
telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Gross Domestic Product (“GDP”)
The GDP represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs, and the foreign trade balance.
Hard Currency
Hard currency refers to a currency that is generally issued by developed countries, globally traded, and seen as politically and economically stable. Generally, when a fund invests in hard currency sovereign debt, that debt is denominated in U.S. Dollars.
J.P. Morgan CEMBI Broad Diversified Index
The J.P. Morgan CEMBI Broad Diversified Index tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries and consists of an investable universe of corporate bonds. The minimum amount outstanding required is $300 million for the J.P. Morgan CEMBI Broad Diversified. The J.P. Morgan CEMBI Broad Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
J.P. Morgan EMBI Global Diversified Index
The J.P. Morgan EMBI Global Diversified Index (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. The index limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
J.P. Morgan GBI-EM Global Diversified Index
The J.P. Morgan GBI-EM Global Diversified Index consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Joint Stock Company (“JSC”)
A joint-stock company is a business entity in which shares of the company’s stock can be bought and sold by shareholders. Each shareholder owns company stock in proportion, evidenced by their shares (certificates of ownership). Shareholders are able to transfer their shares to others without any effects to the continued existence of the company.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS (Unaudited) (Continued)
May 31, 2025
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI World Index (net)
The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Organization of the Petroleum Exporting Countries (“OPEC”)
OPEC coordinates and unifies the petroleum policies of its Member Countries and ensures the stabilization of oil markets in order to secure an efficient, economic and regular supply of petroleum to consumers, a steady income to producers and a fair return on capital for those investing in the petroleum industry.
Organization of the Petroleum Exporting Countries+ (“OPEC+”)
OPEC+ refers to the 13 members of OPEC and 11 other non-OPEC members. These nations came to an accord to institutionalize a framework for cooperation between OPEC and non-OPEC producing countries on a regular and sustainable basis. These nations aim to work together on adjusting crude oil production to bring stability to the oil market.
Public Limited Company (“plc”)
A public limited company is a type of public company allowed to offer its shares to the public and is listed on a stock exchange. This designation is used in the United Kingdom.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Société à responsabilité limitée (“S.a.r.l”)
A French term for a limited liability company.
Virtus Total Return Fund Inc. Linked Benchmark
The Virtus Total Return Fund Inc. Linked Benchmark consists of 60% FTSE Developed Core Infrastructure 50/50 Index (net) and 40% Bloomberg U.S. Aggregate Bond Index. Performance of

KEY INVESTMENT TERMS (Unaudited) (Continued)
May 31, 2025
the Virtus Total Return Fund Linked benchmark prior to 3/1/2017 represents an allocation of 60% MSCI World Infrastructure Sector Capped lndex and 40% Bloomberg U.S. Aggregate Bond Index.
Yield Curve
A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value
U.S. Government Securities—5.9%
U.S. Treasury Bonds
4.625%, 5/15/54	$ 925	$ 880
4.500%, 11/15/54	1,060	989
4.625%, 2/15/55	675	644
U.S. Treasury Notes
4.000%, 2/28/30	655	656
4.000%, 2/15/34	1,980	1,935
4.625%, 2/15/35	320	326
Total U.S. Government Securities (Identified Cost $5,541)		5,430

Foreign Government Securities—43.1%
Abu Dhabi Government International Bond
144A 5.000%, 4/30/34(2)(3)	74	76
144A 3.125%, 9/30/49(2)	629	417
Arab Republic of Egypt
144A 7.625%, 5/29/32(2)	477	428
144A 8.500%, 1/31/47(2)	1,043	798
144A 8.750%, 9/30/51(2)	410	319
Benin Government International Bond 144A 7.960%, 2/13/38(2)	125	114
Bolivarian Republic of Venezuela RegS 7.650%, 4/21/25(4)(5)	1,380	217
Bolivia Government RegS 4.500%, 3/20/28(5)	147	98
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/31	1,200 BRL	180
Czech Republic Government Bond 1.750%, 6/23/32	5,200 CZK	206
Dominican Republic
144A 6.950%, 3/15/37(2)	104	104
144A 6.850%, 1/27/45(2)	305	295
	Par Value(1)	Value

Foreign Government Securities—continued
144A 7.150%, 2/24/55(2)	$ 157	$ 154
RegS 6.950%, 3/15/37(5)	743	746
Dubai Government International Bonds RegS 3.900%, 9/9/50(3)(5)	205	143
Federal Republic of Ethiopia 144A 6.625%, 12/11/25(2)(4)	830	739
Federative Republic of Brazil
6.000%, 10/20/33	135	132
6.625%, 3/15/35	207	206
7.125%, 5/13/54	837	775
Gaci First Investment Co. RegS 4.875%, 2/14/35(3)(5)	560	540
Honduras Government 144A 8.625%, 11/27/34(2)	178	180
Hungary Government International Bond
144A 6.250%, 9/22/32(2)(3)	812	840
144A 5.500%, 3/26/36(2)(3)	706	667
Kingdom of Jordan 144A 5.850%, 7/7/30(2)	445	416
Lebanon Government International Bond RegS 7.000%, 3/23/32(4)(5)	370	64
Malaysia Government Bond 2.632%, 4/15/31(3)	920 MYR	208
Mex Bonos Desarr 7.750%, 11/13/42	4,700 MXN	197
Republic of Angola
144A 8.000%, 11/26/29(2)	520	444
144A 8.750%, 4/14/32(2)	533	439
Republic of Argentina
0.750%, 7/9/30(6)	1,529	1,197
4.125%, 7/9/35(6)	834	561
Republic of Armenia 144A 3.600%, 2/2/31(2)	149	126
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
Republic of Cameroon RegS 9.500%, 7/31/31(5)	$ 775	$ 712
Republic of Chile
5.330%, 1/5/54(3)	505	464
3.250%, 9/21/71	254	149
Republic of Colombia
7.375%, 4/25/30	522	538
3.250%, 4/22/32(3)	622	488
8.500%, 4/25/35	51	53
8.000%, 11/14/35(3)	654	655
7.750%, 11/7/36(3)	112	109
Republic of Ecuador RegS 6.900%, 7/31/30(5)(6)	792	614
Republic of El Salvador
144A 8.625%, 2/28/29(2)	160	165
144A 8.250%, 4/10/32(2)	181	180
RegS 9.250%, 4/17/30(5)	211	221
RegS 7.650%, 6/15/35(5)	58	55
RegS 7.625%, 2/1/41(5)	76	68
Republic of Gabon 144A 6.625%, 2/6/31(2)	699	522
Republic of Ghana
144A 0.000%, 7/3/26(2)(7)	8	7
144A 5.000%, 7/3/29(2)(6)	224	204
144A 0.000%, 1/3/30(2)(7)	16	13
RegS 0.000%, 7/3/26(5)(7)	6	6
RegS 5.000%, 7/3/29(5)(6)	61	55
RegS 0.000%, 1/3/30(5)(7)	13	10
RegS 5.000%, 7/3/35(5)(6)	239	177
Republic of Indonesia
2.850%, 2/14/30(3)	252	233
4.200%, 10/15/50(3)	281	222
5.100%, 2/10/54	59	54
	Par Value(1)	Value

Foreign Government Securities—continued
3.200%, 9/23/61	$ 63	$ 39
Republic of Ivory Coast
144A 7.625%, 1/30/33(2)	302	291
144A 6.125%, 6/15/33(2)	664	589
144A 8.075%, 4/1/36(2)	158	149
144A 8.250%, 1/30/37(2)	71	67
Republic of Kenya
144A 9.750%, 2/16/31(2)	190	190
144A 9.500%, 3/5/36(2)	561	512
Republic of Mozambique 144A 9.000%, 9/15/31(2)(6)	421	343
Republic of Nigeria 144A 7.375%, 9/28/33(2)	753	639
Republic of Panama
7.500%, 3/1/31	53	55
8.000%, 3/1/38	608	630
Republic of Peru
3.000%, 1/15/34(3)	898	746
5.375%, 2/8/35(3)	180	177
5.875%, 8/8/54(3)	241	227
3.600%, 1/15/72	411	248
Republic of Philippines
4.750%, 3/5/35(3)	830	805
3.700%, 3/1/41(3)	793	625
Republic of Poland
5.750%, 11/16/32(3)	258	269
4.875%, 10/4/33(3)	521	510
5.125%, 9/18/34(3)	613	606
5.375%, 2/12/35(3)	756	753
5.500%, 4/4/53	85	77
Republic of Senegal RegS 7.750%, 6/10/31(5)	206	166
Republic of Serbia 144A 6.500%, 9/26/33(2)	313	323
Republic of South Africa
5.650%, 9/27/47	360	261
8.750%, 2/28/48	4,200 ZAR	183

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
144A 7.100%, 11/19/36(2)	$ 436	$ 422
Republic of Sri Lanka
144A 4.000%, 4/15/28(2)	49	46
144A 3.100%, 1/15/30(2)(6)	102	88
144A 3.350%, 3/15/33(2)(6)	103	80
144A 3.600%, 6/15/35(2)(6)	337	228
144A 3.600%, 2/15/38(2)(6)	97	75
Republic of Turkiye
7.625%, 4/26/29	775	797
9.125%, 7/13/30	154	167
7.250%, 5/29/32	516	507
7.625%, 5/15/34	260	260
6.500%, 1/3/35	59	54
4.875%, 4/16/43	780	527
Republic of Zambia 144A 5.750%, 6/30/33(2)(6)	81	72
Republica Orient Uruguay
5.100%, 6/18/50(3)	1,074	965
4.975%, 4/20/55(3)	983	845
Romania Government International Bond
144A 5.875%, 1/30/29(2)	324	323
144A 7.125%, 1/17/33(2)	275	279
144A 6.375%, 1/30/34(2)	158	151
144A 5.750%, 3/24/35(2)	664	596
Saudi International Bond
144A 5.625%, 1/13/35(2)(3)	1,070	1,102
144A 4.500%, 10/26/46(2)(3)	1,372	1,099
State of Qatar 144A 4.400%, 4/16/50(2)(3)	365	305
	Par Value(1)	Value

Foreign Government Securities—continued
Trinidad & Tobago Government International Bond
144A 5.950%, 1/14/31(2)	$ 145	$ 140
144A 6.400%, 6/26/34(2)	113	108
RegS 6.400%, 6/26/34(5)	183	175
UAE International Government Bond 144A 4.050%, 7/7/32(2)(3)	711	690
Ukraine Government Bond
144A 1.750%, 2/1/29(2)(6)	43	26
144A 0.000%, 2/1/30(2)(6)	8	4
144A 1.750%, 2/1/34(2)(6)	211	103
144A 1.750%, 2/1/35(2)(6)	161	78
144A 0.000%, 2/1/36(2)(6)	21	10
144A 1.750%, 2/1/36(2)(6)	2	1
RegS 1.750%, 2/1/29(5)(6)	51	31
RegS 0.000%, 2/1/30(5)(6)	9	4
RegS 0.000%, 2/1/34(5)(6)	34	13
RegS 1.750%, 2/1/34(5)(6)	319	155
RegS 0.000%, 2/1/35(5)(6)	299	144
RegS 1.750%, 2/1/35(5)(6)	95	46
RegS 0.000%, 2/1/36(5)(6)	59	28
RegS 1.750%, 2/1/36(5)(6)	8	4

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
United Mexican States
6.350%, 2/9/35(3)	$ 222	$ 221
3.750%, 4/19/71	948	512
Uzbekistan International Bond 144A 6.900%, 2/28/32(2)	405	402
Total Foreign Government Securities (Identified Cost $41,383)		39,363

Mortgage-Backed Securities—15.2%
Agency—4.4%
Federal Home Loan Mortgage Corporation Pool #SD6322 4.500%, 8/1/53	838	792
Federal National Mortgage Association
Pool #FA0685 6.000%, 1/1/55	646	653
Pool #FS4438 5.000%, 11/1/52	807	783
Pool #FS7751 4.000%, 3/1/53	1,327	1,217
Pool #MA5072 5.500%, 7/1/53	604	599
		4,044

Non-Agency—10.8%
A&D Mortgage Trust 2023-NQM3, A1 144A 6.733%, 7/25/68(2)(8)	107	108
Ajax Mortgage Loan Trust 2022-B, A1 144A 3.500%, 3/27/62(2)(8)	461	442
ALA Trust 2025-OANA, A (1 month Term SOFR + 1.743%, Cap N/A, Floor 1.743%) 144A 6.043%, 6/15/30(2)(8)	270	271
Angel Oak Mortgage Trust
2022-5, A1 144A 4.500%, 5/25/67(2)(8)	320	315
2023-1, A1 144A 4.750%, 9/26/67(2)(8)	136	134
	Par Value(1)	Value

Non-Agency—continued
Arroyo Mortgage Trust 2019-1, A1 144A 3.805%, 1/25/49(2)(8)	$ 57	$ 55
BBCMS Mortgage Trust 2018-TALL, A (1 month Term SOFR + 0.919%, Cap N/A, Floor 0.872%) 144A 5.248%, 3/15/37(2)(8)	345	325
Benchmark Mortgage Trust 2023-B38, A2 5.626%, 4/15/56	165	168
BPR Trust 2022-OANA, A (1 month Term SOFR + 1.898%, Cap N/A, Floor 1.898%) 144A 6.227%, 4/15/37(2)(8)	270	270
BX Trust 2019-OC11, D 144A 3.944%, 12/9/41(2)(8)	780	722
CENT Trust 2023-CITY, A (1 month Term SOFR + 2.620%, Cap N/A, Floor 2.620%) 144A 6.949%, 9/15/38(2)(8)	275	276
Chase Home Lending Mortgage Trust 2023-RPL1, A1 144A 3.500%, 6/25/62(2)(8)	436	397
Chase Mortgage Finance Corp.
2016-SH1, M2 144A 3.750%, 4/25/45(2)(8)	66	60
2016-SH2, M2 144A 3.750%, 12/25/45(2)(8)	173	159
CIM Trust 2022-R2, A1 144A 3.750%, 12/25/61(2)(8)	276	261
COLT Mortgage Loan Trust
2022-4, A1 144A 4.301%, 3/25/67(2)(8)	119	118
2022-5, A1 144A 4.550%, 4/25/67(2)(8)	373	372
COMM Mortgage Trust 2013-300P, A1 144A 4.353%, 8/10/30(2)	400	398
Ellington Financial Mortgage Trust 2019-2, A3 144A 3.046%, 11/25/59(2)(8)	21	20

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
Fashion Show Mall LLC 2024-SHOW, A 144A 5.104%, 10/10/41(2)(8)	$ 280	$ 280
Homes Trust 2023-NQM2, A1 144A 6.456%, 2/25/68(2)(8)	383	384
JPMorgan Chase Mortgage Trust 2014-5, B2 144A 2.645%, 10/25/29(2)(8)	163	154
MFA Trust 2022-INV2, A1 144A 4.950%, 7/25/57(2)(8)	565	562
Mill City Mortgage Loan Trust 2017-3, B1 144A 3.250%, 1/25/61(2)(8)	334	289
MIRA Trust 2023-MILE, A 144A 6.755%, 6/10/38(2)	170	176
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C22, AS 3.561%, 4/15/48	220	214
Palisades Mortgage Loan Trust 2021-RTL1, A1 144A 3.487%, 6/25/26(2)(8)	37	37
PRET Trust 2025-NPL1, A1 144A 6.063%, 2/25/55(2)(8)	258	258
RFR Trust 2025-SGRM, A 144A 5.379%, 3/11/41(2)(8)	345	349
ROCK Trust 2024-CNTR, C 144A 6.471%, 11/13/41(2)	215	223
Towd Point Mortgage Trust
2016-4, B1 144A 3.974%, 7/25/56(2)(8)	260	250
2017-1, M1 144A 3.750%, 10/25/56(2)(8)	265	259
2017-4, A2 144A 3.000%, 6/25/57(2)(8)	171	160
2018-6, A2 144A 3.750%, 3/25/58(2)(8)	215	193
	Par Value(1)	Value

Non-Agency—continued
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(2)	$ 150	$ 145
Verus Securitization Trust
2022-4, A1 144A 4.474%, 4/25/67(2)(8)	252	250
2022-6, A1 144A 4.910%, 6/25/67(2)(8)	171	172
2022-6, A3 144A 4.910%, 6/25/67(2)(8)	374	375
2023-8, A1 144A 6.259%, 12/25/68(2)(8)	206	208
		9,809

Total Mortgage-Backed Securities (Identified Cost $14,128)		13,853

Asset-Backed Securities—10.9%
Automobiles—2.9%
Arivo Acceptance Auto Loan Receivables Trust 2024-1A, B 144A 6.870%, 6/17/30(2)	396	405
DT Auto Owner Trust 2023-1A, D 144A 6.440%, 11/15/28(2)	450	456
Huntington Bank Auto Credit-Linked Notes 2024-1, B1 144A 6.153%, 5/20/32(2)	172	174
LAD Auto Receivables Trust
2021-1A, D 144A 3.990%, 11/15/29(2)	470	467
2023-2A, D 144A 6.300%, 2/15/31(2)	365	373
OneMain Direct Auto Receivables Trust 2022-1A, C 144A 5.310%, 6/14/29(2)	320	320

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Automobiles—continued
U.S. Bank N.A. 2023-1, B 144A 6.789%, 8/25/32(2)	$ 144	$ 146
Veros Auto Receivables Trust 2024-1, C 144A 7.570%, 12/15/28(2)	350	360
		2,701

Consumer Loans—0.4%
Affirm Asset Securitization Trust 2023-B, A 144A 6.820%, 9/15/28(2)	350	352
Credit Card—0.4%
Mission Lane Credit Card Master Trust 2023-B, A 144A 7.690%, 11/15/28(2)(3)	355	355
Other—7.2%
Amur Equipment Finance Receivables XV LLC 2025-1A, D 144A 5.680%, 8/20/32(2)	340	342
Aqua Finance Trust 2024-A, B 144A 5.060%, 4/18/50(2)	355	348
Auxilior Term Funding LLC 2023-1A, D 144A 7.270%, 12/16/30(2)	240	251
BXG Receivables Note Trust 2023-A, A 144A 5.770%, 11/15/38(2)	240	243
Commercial Equipment Finance LLC 2024-1A, A 144A 5.970%, 7/16/29(2)	248	250
FAT Brands Royalty LLC 2021-1A, A2 144A 5.750%, 4/25/51(2)(9)	463	405
Hardee’s Funding LLC 2024-1A, A2 144A 7.253%, 3/20/54(2)	396	406
	Par Value(1)	Value

Other—continued
Jersey Mike’s Funding LLC
2019-1A, A2 144A 4.433%, 2/15/50(2)	$ 1	$ 1
2024-1A, A2 144A 5.636%, 2/15/55(2)	419	423
Libra Solutions LLC 2024-1A, A 144A 5.880%, 9/30/38(2)	335	334
MetroNet Infrastructure Issuer LLC 2024-1A, A2 144A 6.230%, 4/20/54(2)	310	316
MVW LLC 2024-1A, A 144A 5.320%, 2/20/43(2)	296	299
NMEF Funding LLC 2025-A, B 144A 5.180%, 7/15/32(2)	345	345
Planet Fitness Master Issuer LLC 2024-1A, A2I 144A 5.765%, 6/5/54(2)	418	423
Purchasing Power Funding LLC 2024-A, B 144A 6.430%, 8/15/28(2)	420	423
Reach ABS Trust 2024-1A, B 144A 6.290%, 2/18/31(2)	425	429
Retained Vantage Data Centers Issuer LLC 2024-1A, A2 144A 4.992%, 9/15/49(2)	475	467
Trinity Rail Leasing LLC 2019-1A, A 144A 3.820%, 4/17/49(2)	266	263
USQ Rail III LLC 2024-1A, A 144A 4.990%, 9/28/54(2)	346	340

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Other—continued
Zaxby’s Funding LLC 2021-1A, A2 144A 3.238%, 7/30/51(2)	$ 253	$ 232
		6,540

Total Asset-Backed Securities (Identified Cost $9,935)		9,948

Corporate Bonds and Notes—54.9%
Communication Services—3.0%
Altice France Holding S.A. 144A 6.000%, 2/15/28(2)(3)	185	67
Altice France S.A.
144A 5.125%, 7/15/29(2)	125	105
144A 5.500%, 10/15/29(2)(3)	185	157
CMG Media Corp. 144A 8.875%, 6/18/29(2)(3)	200	184
CSC Holdings LLC
144A 7.500%, 4/1/28(2)(3)	295	227
144A 11.750%, 1/31/29(2)(3)	200	188
DIRECTV Financing LLC 144A 8.875%, 2/1/30(2)(3)	150	148
Gray Media, Inc. 144A 7.000%, 5/15/27(2)	330	328
Hughes Satellite Systems Corp. 6.625%, 8/1/26(3)	265	186
IHS Holding Ltd. 144A 8.250%, 11/29/31(2)	175	174
Millennium Escrow Corp. 144A 6.625%, 8/1/26(2)(3)	250	206
Rackspace Technology Global, Inc. 144A 5.375%, 12/1/28(2)	275	58
Sinclair Television Group, Inc. 144A 8.125%, 2/15/33(2)(3)	30	30
	Par Value(1)	Value

Communication Services—continued
Snap, Inc. 144A 6.875%, 3/1/33(2)(3)	$ 140	$ 142
Telesat Canada 144A 6.500%, 10/15/27(2)(3)	180	68
Turkcell Iletisim Hizmetleri AS 144A 7.650%, 1/24/32(2)	200	202
Univision Communications, Inc. 144A 6.625%, 6/1/27(2)	300	300
		2,770

Consumer Discretionary—2.6%
Aptiv Swiss Holdings Ltd. 6.875%, 12/15/54(3)	270	264
Ashtead Capital, Inc. 144A 5.550%, 5/30/33(2)	310	307
Ashton Woods USA LLC 144A 4.625%, 4/1/30(2)(3)	80	75
Clarios Global LP 144A 6.750%, 2/15/30(2)(3)	5	5
Dick’s Sporting Goods, Inc. 4.100%, 1/15/52(3)	290	199
Ford Motor Credit Co. LLC 7.350%, 3/6/30(3)	200	208
Great Canadian Gaming Corp. 144A 8.750%, 11/15/29(2)(3)	50	49
Meritage Homes Corp. 144A 3.875%, 4/15/29(2)(3)	183	175
Newell Brands, Inc. 6.625%, 9/15/29(3)	127	123
Nissan Motor Acceptance Co. LLC 144A 7.050%, 9/15/28(2)(3)	145	147
Ontario Gaming GTA LP 144A 8.000%, 8/1/30(2)(3)	175	173
PetSmart, Inc. 144A 7.750%, 2/15/29(2)(3)	145	141

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Consumer Discretionary—continued
Prime Security Services Borrower LLC 144A 6.250%, 1/15/28(2)(3)	$ 215	$ 215
Weekley Homes LLC 144A 4.875%, 9/15/28(2)(3)	270	260
		2,341

Consumer Staples—1.0%
Herbalife Nutrition Ltd. 144A 7.875%, 9/1/25(2)	188	188
Kronos Acquisition Holdings, Inc.
144A 8.250%, 6/30/31(2)(3)	180	157
144A 10.750%, 6/30/32(2)	215	144
Pilgrim’s Pride Corp. 6.250%, 7/1/33(3)	215	223
Post Holdings, Inc. 144A 6.375%, 3/1/33(2)(3)	120	119
Primo Water Holdings, Inc. 144A 6.250%, 4/1/29(2)(3)	125	125
		956

Energy—13.6%
Adnoc Murban Rsc Ltd. 144A 4.500%, 9/11/34(2)(3)	263	252
Alliance Resource Operating Partners LP 144A 8.625%, 6/15/29(2)(3)	150	157
Ascent Resources Utica Holdings LLC 144A 8.250%, 12/31/28(2)(3)	135	137
Azule Energy Finance plc 144A 8.125%, 1/23/30(2)	175	170
BP Capital Markets plc 4.875% (3)(10)	375	360
Buckeye Partners LP 144A 6.750%, 2/1/30(2)(3)	75	77
Columbia Pipelines Operating Co. LLC 144A 6.036%, 11/15/33(2)(3)	215	221
Coronado Finance Pty Ltd. 144A 9.250%, 10/1/29(2)(3)	150	112
	Par Value(1)	Value

Energy—continued
Ecopetrol S.A.
4.625%, 11/2/31(3)	$ 195	$ 161
8.875%, 1/13/33	97	99
Energean Israel Finance Ltd. 144A, RegS 5.875%, 3/30/31(2)(5)	150	138
Energy Transfer LP Series H 6.500% (10)	245	244
Flex Intermediate Holdco LLC 144A 3.363%, 6/30/31(2)(3)	290	254
Genesis Energy LP 8.875%, 4/15/30(3)	250	263
Geopark Ltd. 144A 8.750%, 1/31/30(2)	153	122
Harbour Energy plc 144A 6.327%, 4/1/35(2)(3)	275	265
Helix Energy Solutions Group, Inc. 144A 9.750%, 3/1/29(2)(3)	185	192
HF Sinclair Corp. 6.250%, 1/15/35(3)	275	270
International Petroleum Corp. 144A, RegS 7.250%, 2/1/27(2)(3)(5)	500	500
KazMunayGas National Co. JSC 144A 6.375%, 10/24/48(2)	170	152
Kimmeridge Texas Gas LLC 144A 8.500%, 2/15/30(2)(3)	155	153
Kraken Oil & Gas Partners LLC 144A 7.625%, 8/15/29(2)(3)	155	147
Leviathan Bond Ltd. 144A, RegS 6.750%, 6/30/30(2)(5)	150	147
Magnolia Oil & Gas Operating LLC 144A 6.875%, 12/1/32(2)(3)	30	30
Mesquite Energy, Inc. 144A 7.250%, 7/15/25(2)(9)	135	1
Nabors Industries, Inc. 144A 7.375%, 5/15/27(2)(3)	10	10

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
Occidental Petroleum Corp.
5.550%, 10/1/34(3)	$ 70	$ 66
6.200%, 3/15/40(3)	140	130
Pertamina Persero PT
144A 2.300%, 2/9/31(2)(3)	1,075	926
RegS 6.450%, 5/30/44(5)	231	232
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(2)(4)	1,390	164
Petroleos Mexicanos
6.500%, 3/13/27	89	87
5.350%, 2/12/28	574	542
6.500%, 1/23/29	125	119
8.750%, 6/2/29	281	284
6.840%, 1/23/30	570	533
7.690%, 1/23/50	694	511
6.375%, 1/23/45	730	488
6.350%, 2/12/48	520	339
Petronas Capital Ltd.
144A 3.500%, 4/21/30(2)(3)	653	619
144A 5.848%, 4/3/55(2)(3)	428	422
QatarEnergy 144A 2.250%, 7/12/31(2)(3)	966	842
South Bow Canadian Infrastructure Holdings Ltd. 144A 7.500%, 3/1/55(2)(3)	85	85
Teine Energy Ltd. 144A 6.875%, 4/15/29(2)(3)	250	246
Transocean, Inc.
144A 8.250%, 5/15/29(2)(3)	35	32
144A 8.750%, 2/15/30(2)(3)	180	182
144A 8.500%, 5/15/31(2)(3)	130	112
Venture Global LNG, Inc.
144A 9.000%(2)(3)(10)	80	75
144A 9.875%, 2/1/32(2)(3)	190	202
Western Midstream Operating LP 5.250%, 2/1/50(3)	160	130
Williams Cos., Inc. (The) 5.150%, 3/15/34(3)	280	275
YPF S.A. 144A 9.500%, 1/17/31(2)	167	174
		12,451

	Par Value(1)	Value

Financials—18.1%
Acrisure LLC
144A 8.250%, 2/1/29(2)	$ 90	$ 93
144A 6.000%, 8/1/29(2)(3)	145	140
AerCap Ireland Capital DAC
6.950%, 3/10/55(3)	150	154
6.500%, 1/31/56(3)	235	232
Allianz SE 144A 6.350%, 9/6/53(2)(3)	200	206
Allstate Corp. (The) Series B (3 month Term SOFR + 3.200%) 7.526%, 8/15/53(3)(8)	246	244
Altice Financing S.A. 144A 5.000%, 1/15/28(2)	355	278
American Express Co. 5.625%, 7/28/34(3)	160	162
Apollo Debt Solutions BDC 6.900%, 4/13/29(3)	170	176
Apollo Global Management, Inc. 6.000%, 12/15/54(3)	275	264
Aston Martin Capital Holdings Ltd. 144A 10.000%, 3/31/29(2)	215	201
Banco de Credito del Peru S.A.
144A 3.125%, 7/1/30(2)(3)	685	682
144A 6.450%, 7/30/35(2)(3)	238	241
RegS 3.125%, 7/1/30(3)(5)	124	123
Banco de Credito e Inversiones S.A. 144A 8.750% (2)(10)	226	235
Banco Mercantil del Norte S.A. 144A 6.625% (2)(10)	237	214
Banco Nacional de Comercio Exterior SNC 144A 4.375%, 10/14/25(2)(3)	510	508
Bank of America Corp. 5.518%, 10/25/35(3)	355	348
Bank of New York Mellon Corp. (The) Series G 4.700% (3)(10)	140	139
Barclays plc 7.437%, 11/2/33(3)	295	330

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
BBVA Mexico S.A. Institucion De Banca Multiple Grupo Financiero BBVA Mexico 144A 5.125%, 1/18/33(2)	$ 157	$ 149
Blackstone Private Credit Fund 6.000%, 11/22/34(3)	285	275
Block, Inc. 6.500%, 5/15/32(3)	110	112
BNSF Funding Trust I 6.613%, 12/15/55(3)	210	210
BroadStreet Partners, Inc. 144A 5.875%, 4/15/29(2)(3)	160	158
Capital One Financial Corp.
2.359%, 7/29/32(3)	145	120
6.377%, 6/8/34(3)	130	136
Capital Power U.S. Holdings, Inc. 144A 6.189%, 6/1/35(2)(3)	90	91
Charles Schwab Corp. (The) Series H 4.000% (10)	360	325
Chobani Holdco II LLC 144A 8.750%, 10/1/29(2)(11)	5	6
Citigroup, Inc.
6.270%, 11/17/33(3)	270	286
6.174%, 5/25/34(3)	134	137
Series X 3.875%(3)(10)	155	152
Clydesdale Acquisition Holdings, Inc. 144A 6.750%, 4/15/32(2)(3)	5	5
Constellation Oil Services Holding S.A. 144A 9.375%, 11/7/29(2)	167	166
Corebridge Financial, Inc. 6.375%, 9/15/54(3)	331	322
DAE Funding LLC 144A 3.375%, 3/20/28(2)(3)	205	196
Deutsche Bank AG 5.403%, 9/11/35(3)	280	273
	Par Value(1)	Value

Financials—continued
Drawbridge Special Opportunities Fund LP 144A 3.875%, 2/15/26(2)(3)	$ 585	$ 575
Endo Finance Holdings, Inc. 144A 8.500%, 4/15/31(2)	130	135
F&G Annuities & Life, Inc. 6.500%, 6/4/29(3)	230	235
Fifth Third Bancorp 4.337%, 4/25/33(3)	245	230
Flutter Treasury DAC 144A 5.875%, 6/4/31(2)	10	10
FS Luxembourg S.a.r.l. 144A 8.875%, 2/12/31(2)	106	107
Global Atlantic Fin Co.
144A 7.950%, 6/15/33(2)(3)	137	153
144A 7.950%, 10/15/54(2)(3)	70	72
Goldman Sachs Group, Inc. (The) 6.450%, 5/1/36(3)	135	142
Grifols S.A. 144A 4.750%, 10/15/28(2)(3)	175	166
Gulfport Energy Operating Corp. 144A 6.750%, 9/1/29(2)(3)	80	81
HA Sustainable Infrastructure Capital, Inc. 6.375%, 7/1/34(3)	266	259
Herc Holdings Escrow, Inc. 144A 7.250%, 6/15/33(2)	45	46
Huntington Bancshares, Inc. 5.709%, 2/2/35(3)	270	272
Icon Investments Six DAC 6.000%, 5/8/34(3)	265	265
ION Trading Technologies S.a.r.l. 144A 9.500%, 5/30/29(2)	105	108
JPMorgan Chase & Co.
5.350%, 6/1/34	135	137
6.254%, 10/23/34(3)	200	214

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(2)(3)	$ 155	$ 149
Melco Resorts Finance Ltd. 144A 5.375%, 12/4/29(2)	275	253
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(2)(3)	370	360
Morgan Stanley
6.342%, 10/18/33(3)	160	171
5.948%, 1/19/38(3)	174	176
MSCI, Inc. 144A 3.625%, 9/1/30(2)(3)	261	242
National Rural Utilities Cooperative Finance Corp. (3 month Term SOFR + 3.172%) 7.451%, 4/30/43(3)(8)	165	164
Nationstar Mortgage Holdings, Inc. 144A 5.750%, 11/15/31(2)(3)	140	140
NatWest Group plc 6.475%, 6/1/34	200	208
NextEra Energy Capital Holdings, Inc. 6.500%, 8/15/55(3)	205	206
Nippon Life Insurance Co. 144A 6.250%, 9/13/53(2)(3)	200	203
OneMain Finance Corp. 7.125%, 11/15/31(3)	285	290
Opal Bidco SAS 144A 6.500%, 3/31/32(2)(3)	15	15
Prudential Financial, Inc. 6.750%, 3/1/53(3)	220	229
QXO Building Products, Inc. 144A 6.750%, 4/30/32(2)(3)	5	5
Reinsurance Group of America, Inc. 6.650%, 9/15/55(3)	225	221
Saks Global Enterprises LLC 144A 11.000%, 12/15/29(2)	200	89
	Par Value(1)	Value

Financials—continued
Societe Generale S.A. 144A 6.066%, 1/19/35(2)(3)	$ 370	$ 376
South Bow USA Infrastructure Holdings LLC 144A 5.584%, 10/1/34(2)(3)	120	116
State Street Corp. Series I 6.700% (3)(10)	170	174
Stellantis Finance U.S., Inc. 144A 6.450%, 3/18/35(2)(3)	260	257
Synchrony Financial 3.700%, 8/4/26(3)	93	92
Toronto-Dominion Bank (The) 8.125%, 10/31/82(3)	235	246
UBS Group AG
144A 9.250%(2)(3)(10)	35	40
144A 4.988%, 8/5/33(2)(3)	310	305
Wells Fargo & Co.
5.389%, 4/24/34(3)	145	146
Series BB 3.900%(10)	400	394
		16,563

Health Care—1.9%
Cheplapharm Arzneimittel GmbH 144A 5.500%, 1/15/28(2)(3)	230	219
Community Health Systems, Inc. 144A 5.250%, 5/15/30(2)(3)	230	207
CVS Health Corp. 6.750%, 12/10/54(3)	129	126
DENTSPLY SIRONA, Inc. 3.250%, 6/1/30(3)	335	302
HCA, Inc. 5.500%, 6/1/33	220	222
Insulet Corp. 144A 6.500%, 4/1/33(2)(3)	15	15
LifePoint Health, Inc.
144A 9.875%, 8/15/30(2)(3)	250	268
144A 10.000%, 6/1/32(2)	85	89
Molina Healthcare, Inc. 144A 6.250%, 1/15/33(2)(3)	60	60

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Health Care—continued
Prime Healthcare Services, Inc. 144A 9.375%, 9/1/29(2)(3)	$ 65	$ 66
Universal Health Services, Inc.
2.650%, 1/15/32(3)	41	34
5.050%, 10/15/34(3)	145	136
		1,744

Industrials—4.9%
Adani Ports & Special Economic Zone Ltd. 144A 4.375%, 7/3/29(2)(3)	300	279
Alaska Airlines Pass-Through Trust 2020-1, A 144A 4.800%, 2/15/29(2)	288	286
Boeing Co. (The) 5.930%, 5/1/60(3)	160	148
British Airways Pass-Through Trust 2021-1, A 144A 2.900%, 9/15/36(2)(3)	339	302
Builders FirstSource, Inc. 144A 6.375%, 3/1/34(2)(3)	235	234
Cimpress plc 144A 7.375%, 9/15/32(2)(3)	150	140
Cornerstone Building Brands, Inc. 144A 9.500%, 8/15/29(2)(3)	210	187
CoStar Group, Inc. 144A 2.800%, 7/15/30(2)(3)	401	356
Garda World Security Corp. 144A 8.375%, 11/15/32(2)(3)	145	146
Georgian Railway JSC 144A 4.000%, 6/17/28(2)	561	500
Global Infrastructure Solutions, Inc. 144A 7.500%, 4/15/32(2)(3)	265	264
Icahn Enterprises LP 144A 10.000%, 11/15/29(2)(3)	70	68
LBM Acquisition LLC 144A 6.250%, 1/15/29(2)(3)	250	201
	Par Value(1)	Value

Industrials—continued
Quikrete Holdings, Inc. 144A 6.750%, 3/1/33(2)(3)	$ 30	$ 30
Regal Rexnord Corp. 6.400%, 4/15/33(3)	266	275
Sempra Infrastructure Partners LP 144A 3.250%, 1/15/32(2)(3)	405	335
TransDigm, Inc. 144A 6.625%, 3/1/32(2)(3)	235	240
United Airlines Pass-Through Trust 2023-1, A 5.800%, 7/15/37	229	230
VistaJet Malta Finance plc 144A 9.500%, 6/1/28(2)(3)	215	212
		4,433

Information Technology—0.6%
Amentum Holdings, Inc. 144A 7.250%, 8/1/32(2)(3)	30	31
Booz Allen Hamilton, Inc. 144A 4.000%, 7/1/29(2)(3)	145	138
Cloud Software Group, Inc. 144A 9.000%, 9/30/29(2)(3)	65	66
Consensus Cloud Solutions, Inc.
144A 6.000%, 10/15/26(2)(3)	35	35
144A 6.500%, 10/15/28(2)(3)	55	55
Helios Software Holdings, Inc. 144A 8.750%, 5/1/29(2)(3)	85	86
Insight Enterprises, Inc. 144A 6.625%, 5/15/32(2)(3)	20	20
Rocket Software, Inc. 144A 9.000%, 11/28/28(2)(3)	100	103
		534

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Materials—3.9%
ASP Unifrax Holdings, Inc. 144A 5.250%, 9/30/28(2)	$ 455	$ 163
Bayport Polymers LLC 144A 5.140%, 4/14/32(2)(3)	370	353
Capstone Copper Corp. 144A 6.750%, 3/31/33(2)(3)	215	215
Corp. Nacional del Cobre de Chile
144A 5.950%, 1/8/34(2)(3)	479	480
RegS 6.440%, 1/26/36(3)(5)	233	238
Graham Packaging Co., Inc. 144A 7.125%, 8/15/28(2)(3)	320	314
Illuminate Buyer LLC 144A 9.000%, 7/1/28(2)(3)	220	221
INEOS Quattro Finance 2 plc 144A 9.625%, 3/15/29(2)(3)	120	119
LSB Industries, Inc. 144A 6.250%, 10/15/28(2)(3)	260	257
Mauser Packaging Solutions Holding Co. 144A 9.250%, 4/15/27(2)(3)	215	212
OCP S.A.
144A 3.750%, 6/23/31(2)	20	18
144A 6.875%, 4/25/44(2)	284	265
144A 7.500%, 5/2/54(2)	177	172
Samarco Mineracao S.A. PIK 144A 9.500%, 6/30/31(2)(11)	181	175
Taseko Mines Ltd. 144A 8.250%, 5/1/30(2)(3)	100	103
Trivium Packaging Finance B.V.
144A 8.250%, 7/15/30(2)(3)	15	16
144A 12.250%, 1/15/31(2)(3)	70	74
WR Grace Holdings LLC 144A 5.625%, 8/15/29(2)(3)	172	151
		3,546

	Par Value(1)	Value

Real Estate—0.8%
Office Properties Income Trust 144A 9.000%, 9/30/29(2)	$ 539	$ 398
Port of Spain Waterfront Development RegS 7.875%, 2/19/40(5)	135	128
Safehold GL Holdings LLC 5.650%, 1/15/35(3)	180	176
		702

Utilities—4.5%
AES Corp. (The) 7.600%, 1/15/55(3)	135	136
CMS Energy Corp. 4.750%, 6/1/50(3)	355	336
Dominion Energy, Inc.
6.625%, 5/15/55(3)	150	150
Series B 7.000%, 6/1/54	115	121
Electricite de France S.A. 144A 6.900%, 5/23/53(2)(3)	180	189
Enel Finance International N.V. 144A 7.500%, 10/14/32(2)(3)	275	309
Entergy Corp. 7.125%, 12/1/54	210	215
Eskom Holdings SOC Ltd. 144A 8.450%, 8/10/28(2)	521	538
Ferrellgas LP
144A 5.375%, 4/1/26(2)	90	89
144A 5.875%, 4/1/29(2)	170	154
KeySpan Gas East Corp. 144A 5.994%, 3/6/33(2)(3)	255	261
Lightning Power LLC 144A 7.250%, 8/15/32(2)(3)	15	16
Limak Yenilenebilir Enerji AS 144A 9.625%, 8/12/30(2)	150	145
NGL Energy Operating LLC
144A 8.125%, 2/15/29(2)(3)	30	29

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Utilities—continued
144A 8.375%, 2/15/32(2)(3)	$ 155	$ 147
NRG Energy, Inc. 144A 7.000%, 3/15/33(2)(3)	230	248
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 144A 4.125%, 5/15/27(2)(3)	534	526
Southern California Edison Co. 6.000%, 1/15/34(3)	205	208
Vistra Corp. 144A 8.000% (2)(10)	125	128
Vistra Operations Co. LLC 144A 6.875%, 4/15/32(2)(3)	120	125
		4,070

Total Corporate Bonds and Notes (Identified Cost $52,568)		50,110

Leveraged Loans—11.1%
Aerospace—0.2%
Goat Holdco LLC Tranche B (1 month Term SOFR + 3.000%) 7.329%, 1/27/32(8)	50	50
Peraton Corp. Tranche B, First Lien (1 month Term SOFR + 3.850%) 8.177%, 2/1/28(8)	144	125
		175

Chemicals—0.3%
Ineos Finance plc 2030 (1 month Term SOFR + 3.250%) 7.577%, 2/18/30(8)	34	33
	Par Value(1)	Value

Chemicals—continued
Lummus Technology Holdings V LLC Tranche B (1 month Term SOFR + 3.000%) 7.327%, 12/31/29(8)	$ 79	$ 79
Nouryon Finance B.V. 2024, Tranche B-1 (3 month Term SOFR + 3.250%) 7.510%, 4/3/28(8)	58	58
USALCO LLC (3 month Term SOFR + 4.000%) 8.299%, 9/30/31(8)	84	84
		254

Consumer Non-Durables—0.3%
AI Aqua Merger Sub, Inc. 2025, Tranche B (1 month Term SOFR + 3.000%) 7.323%, 7/31/28(8)	138	137
Albion Financing 3 S.a.r.l. 2025 (3 month Term SOFR + 3.000%) 7.321%, 8/16/29(8)	84	84
Kronos Acquisition Holdings, Inc. 2024 (3 month Term SOFR + 4.000%) 8.299%, 7/8/31(8)	61	52
		273

Energy—0.5%
CVR CHC LP Tranche B (3 month Term SOFR + 4.000%) 8.229%, 12/30/27(8)	90	89
Epic Crude Services LP Tranche B (3 month Term SOFR + 3.000%) 7.256%, 10/15/31(8)	130	130

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
Hamilton Projects Acquiror LLC First Lien (1 month Term SOFR + 3.000%) 7.327%, 5/31/31(8)	$ 29	$ 29
M6 ETX Holdings II Midco LLC (1 month Term SOFR + 3.000%) 7.327%, 3/25/32(8)	105	105
Traverse Midstream Partners LLC Tranche B (3 month Term SOFR + 3.000%) 7.280%, 2/16/28(8)	138	139
		492

Financials—0.1%
Acrisure LLC 2024, Tranche B-6 (1 month Term SOFR + 3.000%) 7.327%, 11/6/30(8)	99	98
Dynamo U.S. Bidco, Inc. Tranche B (3 month Term SOFR + 3.500%) 7.798%, 10/1/31(8)	30	30
		128

Food / Tobacco—0.5%
Aspire Bakeries Holdings LLC (1 month Term SOFR + 4.250%) 8.577%, 12/23/30(8)	70	70
Del Monte Foods, Inc.
(3 month Term SOFR + 4.900%) 9.199%, 8/2/28(8)	99	16
(3 month Term SOFR + 8.150%) 12.469%, 8/2/28(8)	51	46
(3-6 month Term SOFR + 4.400%) 8.699% - 8.724%, 8/2/28(8)	43	25
	Par Value(1)	Value

Food / Tobacco—continued
Red SPV LLC (1 month Term SOFR + 2.250%) 6.575%, 3/15/32(8)	$ 135	$ 135
Sigma Holdco B.V. Tranche B-12 (6 month Term SOFR + 3.750%) 8.061%, 1/3/28(8)	132	132
		424

Food and Drug—0.1%
Dechra Pharmaceuticals Holdings Ltd. Tranche B-1 (6 month Term SOFR + 3.250%) 7.513%, 1/27/32(8)	80	80
Forest Prod / Containers—0.4%
Clydesdale Acquisition Holdings, Inc. Tranche B (1 month Term SOFR + 3.175%) 7.502%, 4/13/29(8)	50	50
Klockner Pentaplast of America, Inc. Tranche B (6 month Term SOFR + 4.975%) 9.227%, 2/12/26(8)	157	142
TricorBraun, Inc. (1 month Term SOFR + 3.364%) 7.691%, 3/3/28(8)	134	133
		325

Gaming / Leisure—0.3%
Catawba Nation Gaming Authority Tranche B (3 month Term SOFR + 4.750%) 9.053%, 3/28/32(8)	105	106
Motion Finco LLC Tranche B-3 (3 month Term SOFR + 3.500%) 7.799%, 11/12/29(8)	84	79

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Gaming / Leisure—continued
Ontario Gaming GTA Ltd. Partnership Tranche B (3 month Term SOFR + 4.250%) 8.549%, 8/1/30(8)	$ 99	$ 97
		282

Health Care—2.2%
Bausch & Lomb Corp. (1 month Term SOFR + 4.000%) 8.327%, 9/29/28(8)	99	98
CHG Healthcare Services, Inc. (1-3 month Term SOFR + 3.000%) 7.327% - 7.333%, 9/29/28(8)	105	106
Cotiviti, Inc.
(1 month Term SOFR + 2.750%) 7.074%, 5/1/31(8)	134	133
(1 month Term SOFR + 2.750%) 7.074%, 3/26/32(8)	100	99
Endo Finance Holdings, Inc. Tranche B (1 month Term SOFR + 4.000%) 8.327%, 4/23/31(8)	25	24
Financiere Mendel (3 month Term SOFR + 2.750%) 7.050%, 11/8/30(8)	30	30
Gainwell Acquisition Corp. Tranche B (3 month Term SOFR + 4.100%) 8.399%, 10/1/27(8)	145	139
Grifols Worldwide Operations USA, Inc. Tranche B (3 month Term SOFR + 2.150%) 6.483%, 11/15/27(8)	290	289
Hanger, Inc.
(1 month Term SOFR + 3.500%) 7.827%, 10/23/31(8)	3	3
	Par Value(1)	Value

Health Care—continued
(1 month Term SOFR + 3.500%) 7.827%, 10/23/31(8)	$ 141	$ 140
Hunter Holdco 3 Ltd. First Lien (3 month Term SOFR + 4.350%) 8.649%, 8/19/28(8)	114	112
Lannett Co., Inc. First Lien (3 month Term SOFR + 2.000%) 2.000%, 6/16/30(8)(9)	10	3
LifePoint Health, Inc.
Tranche B (3 month Term SOFR + 3.750%) 8.006%, 5/16/31(8)	119	118
Tranche B-2 (3 month Term SOFR + 3.500%) 7.817%, 5/16/31(8)	25	24
Modivcare, Inc. (3 month Term SOFR + 4.750%) 9.049%, 7/1/31(8)	35	23
One Call Corp. Tranche B, First Lien (3 month Term SOFR + 5.762%) 10.044%, 4/22/27(8)	149	148
Radiology Partners, Inc. Tranche C (3 month Term SOFR + 3.760%) 8.091%, 1/31/29(8)	136	135
Star Parent, Inc. Tranche B (3 month Term SOFR + 4.000%) 8.299%, 9/27/30(8)	133	131
Upstream Newco, Inc. 2021 (3 month Term SOFR + 4.512%) 8.791%, 11/20/26(8)	184	143
Viant Medical Holdings, Inc. Tranche B (1 month Term SOFR + 4.000%) 8.327%, 10/29/31(8)	127	126
		2,024

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Housing—0.3%
Chariot Buyer LLC (1 month Term SOFR + 3.350%) 7.677%, 11/3/28(8)	$ 119	$ 118
Hunter Douglas Holding B.V. Tranche B-1 (3 month Term SOFR + 3.250%) 7.549%, 1/17/32(8)	90	88
LBM Acquisition LLC Tranche B (1 month Term SOFR + 3.850%) 8.175%, 6/6/31(8)	89	80
QXO Building Products, Inc. Tranche B (2 month Term SOFR + 3.000%) 7.280%, 4/30/32(8)	9	10
		296

Information Technology—1.6%
Applied Systems, Inc.
2024, Second Lien (1 month Term SOFR + 3.750%) 8.799%, 2/23/32(8)	15	15
Tranche B-1 (1 month Term SOFR + 2.750%) 6.799%, 2/24/31(8)	23	23
Central Parent LLC 2024 (3 month Term SOFR + 3.250%) 7.549%, 7/6/29(8)	143	127
Cloud Software Group, Inc. Tranche B (3 month Term SOFR + 3.750%) 8.049%, 3/24/31(8)	139	139
ConnectWise LLC (3 month Term SOFR + 3.762%) 8.061%, 9/29/28(8)	82	82
Delivery Hero SE Tranche B (3 month Term SOFR + 5.000%) 9.300%, 12/12/29(8)	138	139
ECL Entertainment LLC Tranche B (1 month Term SOFR + 3.500%) 7.827%, 8/31/30(8)	108	108
	Par Value(1)	Value

Information Technology—continued
Ellucian Holding, Inc.
Second Lien (1 month Term SOFR + 4.750%) 9.077%, 11/15/32(8)	$ 20	$ 20
Tranche B-1 (1 month Term SOFR + 3.000%) 7.327%, 10/9/29(8)	87	87
Epicor Software Corp. Tranche F (1 month Term SOFR + 2.750%) 7.077%, 5/30/31(8)	91	92
Infinite Bidco LLC First Lien (3 month Term SOFR + 4.012%) 8.291%, 3/2/28(8)	148	133
ION Trading Finance Ltd. 2024, Tranche B (3 month Term SOFR + 3.500%) 7.799%, 4/1/28(8)	121	121
Javelin Buyer, Inc. (3 month Term SOFR + 3.250%) 7.583%, 12/5/31(8)	125	125
Proofpoint, Inc. 2024 (1 month Term SOFR + 3.000%) 7.327%, 8/31/28(8)	104	104
Rocket Software, Inc. (1 month Term SOFR + 4.250%) 8.577%, 11/28/28(8)	104	103
Thunder Generation Funding LLC Tranche B (3 month Term SOFR + 3.000%) 7.299%, 10/3/31(8)	34	34
UKG, Inc. Tranche B (1 month Term SOFR + 3.000%) 7.329%, 2/10/31(8)	34	34
		1,486

Manufacturing—0.7%
CPM Holdings, Inc. (1 month Term SOFR + 4.500%) 8.824%, 9/28/28(8)	89	88

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Manufacturing—continued
Cube Industrials Buyer, Inc. (3 month Term SOFR + 3.500%) 7.772%, 10/17/31(8)	$ 95	$ 95
Glatfelter Corp. Tranche B (3 month Term SOFR + 4.250%) 8.583%, 11/4/31(8)	140	135
LSF12 Crown U.S. Commercial Bidco LLC (1 month Term SOFR + 4.250%) 8.574%, 12/2/31(8)	140	138
Madison IAQ LLC 2025 (3 month Term SOFR + 3.250%) 7.510%, 5/6/32(8)	55	55
TK Elevator Midco GmbH Tranche B (3 month Term SOFR + 3.000%) 7.237%, 4/30/30(8)	120	120
		631

Media / Telecom - Broadcasting—0.3%
Terrier Media Buyer, Inc. (3 month Term SOFR + 3.600%) 7.899%, 6/18/29(8)	130	123
Univision Communications, Inc. 2024, First Lien (1 month Term SOFR + 3.614%) 7.941%, 1/31/29(8)	129	125
		248

Media / Telecom - Cable/Wireless Video—0.3%
Cogeco Communications Finance USA LP Tranche B-1 (1 month Term SOFR + 3.250%) 7.577%, 9/18/30(8)	116	115
	Par Value(1)	Value

Media / Telecom - Cable/Wireless Video—continued
CSC Holdings LLC 2022 (1 month Term SOFR + 4.500%) 8.829%, 1/18/28(8)	$ 132	$ 131
DIRECTV Financing LLC 2024, Tranche B (3 month Term SOFR + 5.512%) 9.791%, 8/2/29(8)	39	38
		284

Media / Telecom - Diversified Media—0.3%
Century DE Buyer LLC Tranche B (3 month Term SOFR + 3.500%) 7.780%, 10/30/30(8)	107	108
McGraw-Hill Education, Inc. Tranche B (2 month Term SOFR + 3.250%) 7.577%, 8/6/31(8)	103	103
MH Sub I LLC 2023 (1 month Term SOFR + 4.250%) 8.577%, 5/3/28(8)	21	20
Neptune Bidco U.S., Inc. Tranche B (3 month Term SOFR + 5.100%) 9.330%, 4/11/29(8)	46	43
		274

Media / Telecom - Telecommunications—0.4%
Level 3 Financing, Inc. Tranche B-3 0.000%, 3/27/32(8)(12)	120	121
Numericable U.S. LLC
Tranche B-11 (3 month + 1.750%) 9.250%, 7/31/25(8)	212	186

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Media / Telecom - Telecommunications—continued
Tranche B-12 (3 month + 2.688%) 10.188%, 1/31/26(8)	$ 20	$ 17
		324

Media / Telecom - Wireless Communications—0.1%
Viasat, Inc. (1 month Term SOFR + 4.614%) 8.941%, 3/2/29(8)	138	130
Retail—0.4%
CNT Holdings I Corp. 2025 (3 month Term SOFR + 2.500%) 6.780%, 11/8/32(8)	119	118
Harbor Freight Tools USA, Inc. (1 month Term SOFR + 2.500%) 6.577%, 6/11/31(8)	74	72
Petco Health & Wellness Co., Inc. First Lien (3 month Term SOFR + 3.512%) 7.811%, 3/3/28(8)	105	97
Protective Industrial Products, Inc. (1 month Term SOFR + 4.000%) 8.327%, 1/17/32(8)	90	87
		374

Service—1.6%
AAL Delaware Holdco, Inc. (1 month Term SOFR + 2.750%) 7.077%, 7/30/31(8)	35	35
Allied Universal Holdco LLC (1 month Term SOFR + 3.850%) 8.177%, 5/12/28(8)	114	114
Ascend Learning LLC (1 month Term SOFR + 3.000%) 7.327%, 12/11/28(8)	107	106
	Par Value(1)	Value

Service—continued
BIFM U.S. Finance LLC 2024, Tranche B (1 month Term SOFR + 3.750%) 8.077%, 5/31/28(8)	$ 99	$ 99
DG Investment Intermediate Holdings 2, Inc. First Lien (1 month Term SOFR + 3.614%) 7.941%, 3/31/28(8)	121	121
Ensemble RCM LLC Tranche B (3 month Term SOFR + 3.000%) 7.280%, 8/1/29(8)	59	60
Garda World Security Corp. (1 month Term SOFR + 3.000%) 7.333%, 2/1/29(8)	108	108
Grant Thornton Advisors LLC 2025, Tranche B (3 month Term SOFR + 2.750%) 7.077%, 6/2/31(8)	70	69
Kuehg Corp. (3 month Term SOFR + 3.250%) 7.549%, 6/12/30(8)	92	93
Omnia Partners LLC (3 month Term SOFR + 2.750%) 7.033%, 7/25/30(8)	75	75
Sapphire Bidco B.V. Tranche B-4 (3 month Term SOFR + 2.750%) 7.035% - 7.039%, 5/3/28(8)	69	69
Spin Holdco, Inc. (3 month Term SOFR + 4.262%) 8.562%, 3/4/28(8)	153	130
Trugreen Ltd. Partnership First Lien (1 month Term SOFR + 4.100%) 8.427%, 11/2/27(8)	148	141
WCG Intermediate Corp. Tranche B (1 month Term SOFR + 3.000%) 7.327%, 2/25/32(8)	70	69

See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Service—continued
WIN Waste Innovations Holdings, Inc. (1 month Term SOFR + 2.864%) 7.191%, 3/24/28(8)	$ 153	$ 151
		1,440

Transportation - Automotive—0.2%
First Brands Group LLC 2022 (3 month Term SOFR + 5.262%) 9.541%, 3/30/27(8)	148	143
PAI Holdco, Inc. Tranche B (3 month Term SOFR + 4.541%) 8.291%, 10/28/27(8)	80	62
		205

Total Leveraged Loans (Identified Cost $10,401)		10,149

	Shares
Preferred Stock—0.3%
Financials—0.3%
Capital Farm Credit ACA Series 1 144A, 5.000%(2)	275 (13)	266
Total Preferred Stock (Identified Cost $275)		266

Common Stocks—0.0%
Consumer Discretionary—0.0%
ESC NMG Parent LLC(9)(14)	618	— (15)
MYT Holding LLC Class B(14)	29,850	8
		8

Health Care—0.0%
Lannett Co., Inc.(9)(14)	1,663	— (15)
Total Common Stocks (Identified Cost $104)		8

Total Long-Term Investments—141.4% (Identified Cost $134,335)		129,127
Value

TOTAL INVESTMENTS—141.4% (Identified Cost $134,335)	$129,127
Other assets and liabilities, net—(41.4)%	(37,817)
NET ASSETS—100.0%	$ 91,310

Abbreviations:
ABS	Asset-Backed Securities
ACA	American Capital Access Financial Guarantee Corp.
BDC	Business Development Companies
DAC	Designated Activity Company
JSC	Joint Stock Company
LLC	Limited Liability Company
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
PIK	Payment-in-Kind Security
plc	Public Limited Company
S.a.r.l.	Société à responsabilité limitée
SOFR	Secured Overnight Financing Rate

Foreign Currencies:
BRL	Brazilian Real
CZK	Czech Koruna
MXN	Mexican Peso
MYR	Malaysian Ringgit
ZAR	South African Rand

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2025, these securities amounted to a value of $68,421 or 74.9% of net assets.
(3)	All or a portion of securities is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $50,667.
(4)	Security in default; no interest payments are being received.
(5)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.

For information regarding the abbreviations, see the Key Investment Terms starting on page 14.
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
(6)	Represents step coupon bond. Rate shown reflects the rate in effect as of May 31, 2025.
(7)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(8)	Variable rate security. Rate disclosed is as of May 31, 2025. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(9)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(10)	No contractual maturity date.
(11)	100% of the income received was in PIK.
(12)	This loan will settle after May 31, 2025, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(13)	Value shown as par value.
(14)	Non-income producing.
(15)	Amount is less than $500 (not in thousands).

As of May 31, 2025, the Fund has the following unfunded loan commitments:
Borrower	Par Value	Commitment	Value	Unrealized Appreciation (Depreciation)
Hanger, Inc., 10/23/31	$15	$15	$15	$— (1)
USALCO LLC, 9/30/31	9	9	9	— (1)
Total	$24	$24	$24	$— (1)

(1)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

Global Multi-Sector Income Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of May 31, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2025	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$ 5,430	$ 5,430	$ —
Foreign Government Securities	39,363	39,363	—
Mortgage-Backed Securities	13,853	13,853	—
Asset-Backed Securities	9,948	9,543	405
Corporate Bonds and Notes	50,110	50,109	1
Leveraged Loans	10,149	10,146	3
Equity Securities:
Preferred Stock	266	266	—
Common Stocks	8	8	— (1)
Other Financial Instruments:
Unfunded Loan Commitments*	—	— (2)	—
Total Investments	$129,127	$128,718	$409

(1)	Includes internally fair valued securities currently priced at zero ($0).
(2)	Amount is less than $500 (not in thousands).
*	Unfunded Loan Commitments are valued at the net unrealized appreciation (depreciation).
There were no securities valued using quoted prices (Level 1) at May 31, 2025.
Security held by the Fund with an end of period value of $24 was transferred from Level 3 to Level 2 due to an increase in trading activities during the period.
Security held by the Fund with an end of period value of $407 was transferred from Level 2 to Level 3 due to an decrease in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended May 31, 2025.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value
Foreign Government Securities—83.1%
Angola —5.5%
Republic of Angola
144A 9.500%, 11/12/25(2)(3)	$ 3,860	$ 3,856
144A 8.250%, 5/9/28(2)(3)	808	727
144A 8.000%, 11/26/29(2)	456	389
144A 8.750%, 4/14/32(2)	222	183
RegS 8.250%, 5/9/28(3)(4)	1,850	1,664
Republic of Angola Via Avenir Issuer II Ireland DAC RegS 6.927%, 2/19/27(4)(5)	1,183	1,109
		7,928

Argentina—13.5%
Provincia de Buenos Aires RegS 6.625%, 9/1/37(4)(6)	4,677	3,370
Republic of Argentina
1.000%, 7/9/29	12,552	10,330
0.750%, 7/9/30(6)	7,533	5,899
		19,599

Bolivia—1.9%
Bolivia Government RegS 4.500%, 3/20/28(4)	4,100	2,737
Brazil—5.1%
Brazil Notas do Tesouro Nacional
Series F 10.000%, 1/1/27	8,000 BRL	1,323
Series F 10.000%, 1/1/31	22,300 BRL	3,349
Series F 10.000%, 1/1/33	18,800 BRL	2,728
		7,400

	Par Value(1)	Value

Cameroon—2.5%
Republic of Cameroon RegS 9.500%, 7/31/31(4)	$ 3,882	$ 3,564
Colombia—4.0%
Titulos De Tesoreria
7.500%, 8/26/26	5,800,000 COP	1,370
6.000%, 4/28/28	6,600,000 COP	1,431
7.000%, 6/30/32	7,900,000 COP	1,468
7.250%, 10/18/34	8,275,000 COP	1,449
		5,718

Ecuador—1.0%
Republic of Ecuador RegS 6.900%, 7/31/30(3)(4)(6)	1,948	1,510
Egypt—7.5%
Arab Republic of Egypt
144A 3.875%, 2/16/26(2)(3)	2,741	2,694
144A 4.750%, 4/16/26(2)	7,000 EUR	7,968
144A 6.375%, 4/11/31(2)	246 EUR	251
		10,913

El Salvador—3.1%
Republic of El Salvador
144A 8.625%, 2/28/29(2)(3)	1,580	1,632
144A 8.250%, 4/10/32(2)(3)	933	929
RegS 6.375%, 1/18/27(3)(4)	1,298	1,280
RegS 8.625%, 2/28/29(4)	683	706
		4,547

Ethiopia—0.8%
Federal Republic of Ethiopia 144A 6.625%, 12/11/25(2)(7)	1,212	1,079
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Gabon—0.9%
Republic of Gabon 144A 7.000%, 11/24/31(2)(3)	$ 1,800	$ 1,339
Indonesia—3.2%
Indonesia Government Bond
8.375%, 3/15/34	27,400,000 IDR	1,848
8.375%, 4/15/39	40,300,000 IDR	2,766
		4,614

Iraq—2.5%
Republic of Iraq RegS 5.800%, 1/15/28(4)	3,718	3,651
Ivory Coast—2.9%
Republic of Ivory Coast
144A 7.625%, 1/30/33(2)(3)	3,170	3,055
RegS 5.250%, 3/22/30(4)	553 EUR	594
RegS 5.875%, 10/17/31(4)	465 EUR	490
		4,139

Kenya—1.8%
Republic of Kenya 144A 9.500%, 3/5/36(2)	2,900	2,645
Lebanon—0.1%
Lebanon Government International Bond RegS 6.400%, 5/26/23(4)(7)	848	147
Mexico—5.7%
Mex Bonos Desarr
5.500%, 3/4/27	29,000 MXN	1,431
7.750%, 11/23/34	58,000 MXN	2,692
7.750%, 11/13/42	98,800 MXN	4,144
		8,267

Mozambique—2.2%
Republic of Mozambique 144A 9.000%, 9/15/31(2)(6)	3,968	3,230
	Par Value(1)	Value

Nigeria—2.8%
Republic of Nigeria
144A 6.500%, 11/28/27(2)(3)	$ 1,493	$ 1,446
144A 6.125%, 9/28/28(2)(3)	2,743	2,543
		3,989

Pakistan—2.0%
Islamic Republic of Pakistan 144A 6.000%, 4/8/26(2)	3,020	2,942
South Africa—5.3%
Republic of South Africa
10.500%, 12/21/26	48,000 ZAR	2,768
6.250%, 3/31/36	16,700 ZAR	677
6.500%, 2/28/41	38,600 ZAR	1,420
8.750%, 1/31/44	25,700 ZAR	1,133
8.750%, 2/28/48	36,800 ZAR	1,602
		7,600

Sri Lanka—0.3%
Republic of Sri Lanka
144A 4.000%, 4/15/28(2)	57	54
144A 3.100%, 1/15/30(2)(6)	112	97
144A 3.350%, 3/15/33(2)(6)	114	89
144A 3.600%, 6/15/35(2)(6)	77	52
144A 3.600%, 2/15/38(2)(6)	107	83
		375

Tunisia—0.5%
Tunisian Republic 144A 6.375%, 7/15/26(2)	608 EUR	676
Turkey—1.9%
Republic of Turkiye 9.875%, 1/15/28(3)	1,297	1,406

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Turkey—continued
Turkiye Government Bond 12.600%, 10/1/25	57,000 TRY	$ 1,325
		2,731

Ukraine—3.4%
Ukraine Government Bond
144A 0.000%, 2/1/30(2)(6)	$ 46	23
144A 0.000%, 2/1/34(2)(6)	174	65
144A 1.750%, 2/1/34(2)(6)	384	187
144A 1.750%, 2/1/35(2)(6)	299	143
144A 0.000%, 2/1/36(2)(6)	123	59
144A 1.750%, 2/1/36(2)(6)	331	156
RegS 1.750%, 2/1/34(4)(6)	8,298	4,045
RegS 1.750%, 2/1/35(4)(6)	561	269
		4,947

Zambia—2.7%
Republic of Zambia
144A 5.750%, 6/30/33(2)(6)	4,341	3,895
144A 0.500%, 12/31/53(2)	— (8)	— (8)
		3,895

Total Foreign Government Securities (Identified Cost $118,747)		120,182

	Par Value(1)	Value

Corporate Bonds and Notes—40.9%
Angola —0.5%
Azule Energy Finance plc 144A 8.125%, 1/23/30(2)	$ 750	$ 730
Argentina—0.4%
Generacion Mediterranea S.A. 144A 11.000%, 11/1/31(2)(7)	1,061	584
Brazil—3.9%
Constellation Oil Services Holding S.A. 144A 9.375%, 11/7/29(2)(3)	813	806
MC Brazil Downstream Trading S.a.r.l. 144A 7.250%, 6/30/31(2)(3)	1,599	1,255
OHI Group S.A. 144A 13.000%, 7/22/29(2)(3)	1,374	1,389
Samarco Mineracao S.A. PIK 144A 9.500%, 6/30/31(2)(9)	2,332	2,259
		5,709

Colombia—1.7%
Gran Tierra Energy, Inc. 144A 9.500%, 10/15/29(2)(3)	3,445	2,411
Ghana—0.3%
Kosmos Energy Ltd. RegS 7.750%, 5/1/27(4)	600	521

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

India—0.7%
Vedanta Resources Finance II plc
144A 10.875%, 9/17/29(2)	$ 343	$ 339
144A 9.475%, 7/24/30(2)	674	639
		978

Israel—0.5%
Leviathan Bond Ltd. 144A, RegS 6.750%, 6/30/30(2)(4)	800	786
Kazakhstan—1.7%
Development Bank of Kazakhstan JSC
144A 10.950%, 5/6/26(2)	506,000 KZT	929
144A 13.000%, 4/15/27(2)	270,000 KZT	486
144A 13.489%, 5/23/28(2)	590,000 KZT	1,045
		2,460

Mexico—22.4%
Banco Mercantil del Norte S.A.
144A 5.875%(2)(3)(10)	1,268	1,236
144A 6.625%(2)(3)(10)	866	783
Petroleos Mexicanos
6.500%, 3/13/27(3)	2,166	2,126
5.350%, 2/12/28(3)	3,789	3,577
8.750%, 6/2/29(3)	5,232	5,296
7.690%, 1/23/50(3)	4,621	3,403
RegS 6.700%, 2/16/32(4)	293	256
Series 14-2 7.470%, 11/12/26	25,240 MXN	1,253
Poinsettia Finance Ltd. RegS 6.625%, 6/17/31(4)	15,923	14,456
		32,386

	Par Value(1)	Value

Nigeria—1.2%
IHS Holding Ltd.
144A 5.625%, 11/29/26(2)	$ 180	$ 176
144A 6.250%, 11/29/28(2)	683	659
144A 7.875%, 5/29/30(2)	103	102
144A 8.250%, 11/29/31(2)	800	795
		1,732

Peru—1.9%
Petroleos del Peru S.A.
RegS 4.750%, 6/19/32(3)(4)	2,625	1,952
RegS 5.625%, 6/19/47(3)(4)	1,225	741
		2,693

South Africa—1.3%
Eskom Holdings SOC Ltd. 144A 8.450%, 8/10/28(2)(3)	1,840	1,901
Turkey—1.1%
Aydem Yenilenebilir Enerji AS 144A 7.750%, 2/2/27(2)	821	815
Yapi ve Kredi Bankasi AS 144A 9.250%, 1/17/34(2)	763	789
		1,604

Ukraine—0.4%
VF Ukraine PAT via VFU Funding plc 144A 9.625%, 2/11/27(2)(5)	563	537
Uzbekistan—1.4%
Uzauto Motors AJ 144A 4.850%, 5/4/26(2)(3)	2,166	2,099

See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Venezuela—0.8%
Petroleos de Venezuela S.A.
RegS 12.750%, 2/17/22(4)(7)	$ 700	$ 100
RegS 6.000%, 11/15/26(4)(7)	1,913	227
RegS 9.750%, 5/17/35(4)(7)	5,517	784
		1,111

Vietnam—0.7%
Mong Duong Finance Holdings B.V. 144A 5.125%, 5/7/29(2)	1,016	985
Total Corporate Bonds and Notes (Identified Cost $61,478)		59,227

Credit Linked Notes—3.0%
Iraq—3.0%
Republic of Iraq
(Counterparty: BOA) 2.536%, 1/1/28(11)(12)	134,236 JPY	900
(Counterparty: BOA) 3.540%, 1/6/28(11)(12)	220,830 JPY	1,481
(Counterparty: BOA) 3.565%, 1/1/28(11)(12)	295,063 JPY	1,976
Total Credit Linked Notes (Identified Cost $5,644)		4,357
Par Value(1)	Value

Total Long-Term Investments—127.0% (Identified Cost $185,869)	$ 183,766

	Shares
Short-Term Investment—1.0%
Money Market Mutual Fund—1.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 4.195%)(13)	1,446,613	1,447
Total Short-Term Investment (Identified Cost $1,447)		1,447

TOTAL INVESTMENTS—128.0% (Identified Cost $187,316)		$ 185,213
Other assets and liabilities, net—(28.0)%		(40,505)
NET ASSETS—100.0%		$ 144,708

Abbreviations:
CDS	Credit Default Swap
DAC	Designated Activity Company
JSC	Joint Stock Company
PIK	Payment-in-Kind Security
plc	Public Limited Company
S.a.r.l.	Société à responsabilité limitée

For information regarding the abbreviations, see the Key Investment Terms starting on page 14.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2025, these securities amounted to a value of $67,022 or 46.3% of net assets.
(3)	All or a portion is segregated as collateral for reverse repurchase agreements. On May 31, 2025, securities valued at $52,272 were pledged as collateral for reverse repurchase agreements.
(4)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	This Note was issued for the sole purpose of funding a leveraged loan between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(6)	Represents step coupon bond. Rate shown reflects the rate in effect as of May 31, 2025.
(7)	Security in default; no interest payments are being received.
(8)	Amount is less than $500 (not in thousands).
(9)	100% of the income received was in PIK.
(10)	No contractual maturity date.
(11)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(12)	Variable rate security. Rate disclosed is as of May 31, 2025. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(13)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Counterparties:
BCLY	Barclays
BOA	Bank of America
JPM	JPMorgan Chase Bank N.A.

Foreign Currencies:
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
KZT	Kazakhstani Tenge
MXN	Mexican Peso
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
Reverse Repurchase Agreements as of May 31, 2025 were as follows:
Counterparty	Interest Rate	Acquisition Date*	Amount
JPM	4.88%	05/08/25	$ (1,521)
JPM	4.90	05/08/25	(1,017)
JPM	4.90	05/08/25	(1,682)
JPM	4.90	05/08/25	(1,964)
JPM	4.90	05/08/25	(1,574)
JPM	4.90	05/28/25	(2,931)
JPM	4.95	05/08/25	(1,160)
JPM	4.95	05/08/25	(4,574)
JPM	4.95	05/08/25	(2,182)
JPM	4.95	05/08/25	(1,833)
JPM	4.96	05/08/25	(2,412)
JPM	5.00	05/08/25	(636)
JPM	5.00	05/08/25	(1,996)
JPM	5.00	05/08/25	(614)
JPM	5.00	05/08/25	(658)
JPM	5.00	05/08/25	(1,025)
JPM	5.00	05/08/25	(921)
JPM	5.00	05/08/25	(3,193)
JPM	5.00	05/08/25	(1,299)
JPM	5.05	05/08/25	(1,040)
JPM	5.05	05/08/25	(567)
JPM	5.05	05/08/25	(1,191)
JPM	5.05	05/08/25	(2,504)
JPM	5.05	05/08/25	(1,313)
JPM	5.05	05/08/25	(1,147)
JPM	5.05	05/28/25	(754)
JPM	5.15	05/28/25	(1,180)
Total			$(42,888)

Footnote Legend:
*	All agreements can be terminated by either party on demand at value plus accrued interest.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
Forward foreign currency exchange contracts as of May 31, 2025 were as follows:
Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BRL	15,800	USD	2,761	JPM	07/02/25	$—	$ (19)
JPY	624,141	USD	4,261	JPM	07/11/25	97	—
USD	2,740	BRL	15,800	JPM	07/02/25	—	(2)
USD	4,221	JPY	624,141	JPM	07/11/25	—	(137)
Total						$97	$ (158)

Over-the-counter credit default swaps - sell protection(1) outstanding as of May 31, 2025 were as follows:
Reference Entity	Payment Frequency	Counterparty	Fixed Rate	Expiration Date	Notional Amount(2)	Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Republic of Argentina 5 Year CDS, CCC /BL(3),*	Quarterly	BCLY	5.000%	12/20/25	$11,200	$6	$(393)	$399	$—
Total						$6	$(393)	$399	$—

Footnote Legend:
(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	Based on Republic of Argentina Sovereign Debt Obligation, USD Denominated 1.00% fixed coupon, 07/09/2029 maturity.
*	Credit ratings provided by S&P / Morningstar DBRS, respectively.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of May 31, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Foreign Government Securities	$ 120,182	$ —	$ 120,182	$ —
Corporate Bonds and Notes	59,227	—	59,227	—
Credit Linked Notes	4,357	—	—	4,357
Money Market Mutual Fund	1,447	1,447	—	—
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts*	97	—	97	—
Over-the-Counter Credit Default Swap	6	—	6	—
Total Assets	185,316	1,447	179,512	4,357
Liabilities:
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts*	(158)	—	(158)	—
Reverse Repurchase Agreements*	(42,888)	—	(42,888)	—
Total Liabilities	(43,046)	—	(43,046)	—
Total Investments	$ 142,270	$1,447	$ 136,466	$4,357

*	Other financial instruments are derivative instruments reflected in the Schedule of Investments. Forward foreign currency exchange contracts are valued at the net unrealized appreciation (depreciation) on the instrument by level and counterparty. For liabilities arising from reverse repurchase agreements, the carrying amount approximates fair value due to the short-term maturity of these financial instruments.
There were no transfers into or out of Level 3 related to securities held at May 31, 2025.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Credit Linked Notes
Investments in Securities
Balance as of November 30, 2024:	$ 4,760	$ 4,760
Accrued discount/(premium)	80	80
Net realized gain (loss)	(301)	(301)
Net change in unrealized appreciation (depreciation)(a)	516	516
Sales (b)	(698)	(698)
Balance as of May 31, 2025	$ 4,357	$ 4,357
(a) The net change in unrealized appreciation (depreciation) on investments still held at May 31, 2025, was $516.
(b) Includes paydowns on securities.
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2025
($ reported in thousands)

	Par Value(1)	Value
U.S. Government Securities—1.5%
U.S. Treasury Bonds
4.625%, 5/15/54(2)	$ 860	$ 818
4.500%, 11/15/54(2)	325	303
4.625%, 2/15/55(2)	2,670	2,547
U.S. Treasury Notes
4.250%, 1/31/30(2)	625	633
4.000%, 2/28/30(2)	645	646
4.000%, 2/15/34(2)	980	958
Total U.S. Government Securities (Identified Cost $6,073)		5,905

Foreign Government Securities—3.9%
Abu Dhabi Government International Bond 144A 3.125%, 9/30/49(3)	99	66
Arab Republic of Egypt
144A 7.625%, 5/29/32(3)	207	186
144A 8.500%, 1/31/47(3)	178	136
144A 8.750%, 9/30/51(3)	242	188
Benin Government International Bond 144A 7.960%, 2/13/38(3)	49	45
Bolivarian Republic of Venezuela
9.375%, 1/13/34(4)	225	49
RegS 8.250%, 10/13/24(4)(5)	85	13
Bolivia Government RegS 4.500%, 3/20/28(5)	61	41
Brazil Notas do Tesouro Nacional Series F 10.000%, 1/1/31	1,800 BRL	270
Czech Republic Government Bond 1.750%, 6/23/32	7,800 CZK	309
Dominican Republic
144A 4.875%, 9/23/32(3)	99	90
	Par Value(1)	Value

Foreign Government Securities—continued
144A 6.950%, 3/15/37(3)	$ 115	$ 115
RegS 6.950%, 3/15/37(5)	266	267
Federal Republic of Ethiopia 144A 6.625%, 12/11/25(3)(4)	304	271
Federative Republic of Brazil
6.250%, 3/18/31	45	46
6.000%, 10/20/33	107	105
6.625%, 3/15/35	63	63
7.125%, 5/13/54	215	199
Gaci First Investment Co. RegS 4.875%, 2/14/35(5)	245	236
Honduras Government 144A 8.625%, 11/27/34(3)	57	58
Hungary Government International Bond
144A 6.250%, 9/22/32(3)	188	194
144A 5.500%, 3/26/36(3)	161	152
Kingdom of Jordan 144A 5.850%, 7/7/30(3)	201	188
Lebanon Government International Bond RegS 7.000%, 3/23/32(4)(5)	207	36
Malaysia Government Bond 2.632%, 4/15/31	1,360 MYR	307
Mex Bonos Desarr 7.750%, 11/13/42	7,000 MXN	294
Republic of Angola
144A 8.000%, 11/26/29(3)	191	163
144A 8.750%, 4/14/32(3)	171	141
Republic of Argentina
0.750%, 7/9/30(6)	614	481
4.125%, 7/9/35(6)	142	96
5.000%, 1/9/38(6)	79	56
Republic of Armenia 144A 3.600%, 2/2/31(3)	50	42
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
Republic of Cameroon RegS 9.500%, 7/31/31(5)	$ 227	$ 208
Republic of Chile
5.330%, 1/5/54	129	118
3.250%, 9/21/71	88	52
Republic of Colombia
7.375%, 4/25/30	108	111
8.500%, 4/25/35	51	53
8.000%, 11/14/35	445	445
7.750%, 11/7/36	53	51
Republic of Ecuador RegS 6.900%, 7/31/30(5)(6)	292	226
Republic of El Salvador
144A 8.250%, 4/10/32(3)	86	86
RegS 9.250%, 4/17/30(5)	49	51
RegS 7.650%, 6/15/35(5)	74	70
RegS 7.625%, 2/1/41(5)	52	47
Republic of Gabon
144A 6.950%, 6/16/25(3)	42	42
144A 6.625%, 2/6/31(3)	206	154
Republic of Ghana
144A 5.000%, 7/3/29(3)(6)	97	88
RegS 5.000%, 7/3/35(5)(6)	110	81
Republic of Indonesia
2.850%, 2/14/30	136	126
3.200%, 9/23/61	84	51
Republic of Ivory Coast
144A 6.375%, 3/3/28(3)	95	94
144A 6.125%, 6/15/33(3)	200	177
144A 8.075%, 4/1/36(3)	116	109
Republic of Kenya
144A 9.750%, 2/16/31(3)	86	86
144A 9.500%, 3/5/36(3)	206	188
	Par Value(1)	Value

Foreign Government Securities—continued
Republic of Mozambique 144A 9.000%, 9/15/31(3)(6)	$ 200	$ 163
Republic of Nigeria 144A 7.375%, 9/28/33(3)	302	256
Republic of Panama
3.875%, 3/17/28	85	81
8.000%, 3/1/38	146	151
3.870%, 7/23/60	17	9
Republic of Peru
3.000%, 1/15/34	402	334
5.875%, 8/8/54	85	80
3.600%, 1/15/72	139	84
Republic of Philippines
4.750%, 3/5/35	221	214
3.700%, 3/1/41	374	295
Republic of Poland
5.750%, 11/16/32	87	91
4.875%, 10/4/33	205	201
5.125%, 9/18/34	142	141
5.375%, 2/12/35	332	331
5.500%, 4/4/53	35	32
Republic of Senegal 144A 6.250%, 5/23/33(3)	94	67
Republic of Serbia 144A 6.500%, 9/26/33(3)	120	124
Republic of South Africa
5.875%, 6/22/30	141	138
8.750%, 2/28/48	6,300 ZAR	274
144A 7.100%, 11/19/36(3)	175	169
Republic of Sri Lanka 144A 3.600%, 6/15/35(3)(6)	281	190
Republic of Turkiye
9.125%, 7/13/30	398	433
7.250%, 5/29/32	195	192
7.625%, 5/15/34	74	74
6.625%, 2/17/45	178	145
Republic of Zambia 144A 5.750%, 6/30/33(3)(6)	66	59
Republica Orient Uruguay
5.100%, 6/18/50	392	352
4.975%, 4/20/55	373	321
Romania Government International Bond
144A 5.875%, 1/30/29(3)	273	272

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Foreign Government Securities—continued
144A 7.125%, 1/17/33(3)	$ 102	$ 104
144A 6.375%, 1/30/34(3)	97	93
Saudi International Bond
144A 4.875%, 7/18/33(3)	193	191
144A 4.500%, 10/26/46(3)	681	546
State of Qatar 144A 3.750%, 4/16/30(3)	89	87
Trinidad & Tobago Government International Bond
144A 5.950%, 1/14/31(3)	65	63
144A 6.400%, 6/26/34(3)	40	38
RegS 6.400%, 6/26/34(5)	59	56
UAE International Government Bond 144A 4.050%, 7/7/32(3)	255	248
Ukraine Government Bond
144A 0.000%, 2/1/30(3)(6)	3	1
144A 1.750%, 2/1/35(3)(6)	18	9
144A 0.000%, 2/1/36(3)(6)	7	4
144A 1.750%, 2/1/36(3)(6)	4	2
RegS 0.000%, 2/1/30(5)(6)	8	4
RegS 0.000%, 2/1/34(5)(6)	28	11
RegS 0.000%, 2/1/35(5)(6)	224	108
RegS 1.750%, 2/1/35(5)(6)	135	65
RegS 1.750%, 2/1/36(5)(6)	7	3
United Mexican States
6.000%, 5/13/30	80	82
3.500%, 2/12/34	110	90
	Par Value(1)	Value

Foreign Government Securities—continued
6.338%, 5/4/53	$ 205	$ 180
6.400%, 5/7/54	76	67
Uzbekistan International Bond
144A 3.700%, 11/25/30(3)	34	29
144A 6.900%, 2/28/32(3)	144	143
Total Foreign Government Securities (Identified Cost $15,607)		15,114

Mortgage-Backed Securities—7.0%
Agency—1.3%
Federal Home Loan Mortgage Corporation
Pool #SD6322 4.500%, 8/1/53	790	747
Pool #SD8350 6.000%, 8/1/53	451	456
Federal National Mortgage Association
Pool #CB6857 4.500%, 8/1/53	363	343
Pool #FA0685 6.000%, 1/1/55	383	387
Pool #FS4438 5.000%, 11/1/52	760	738
Pool #FS7751 4.000%, 3/1/53	1,355	1,242
Pool #FS8791 6.000%, 8/1/54	531	536
Pool #MA4805 4.500%, 11/1/52	800	756
		5,205

Non-Agency—5.7%
A&D Mortgage Trust 2025-NQM2, A1 144A 5.790%, 6/25/70(3)(7)	180	180

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
Ajax Mortgage Loan Trust 2019-D, A1 144A 2.956%, 9/25/65(3)(7)	$ 156	$ 149
ALA Trust 2025-OANA, A (1 month Term SOFR + 1.743%, Cap N/A, Floor 1.743%) 144A 6.043%, 6/15/30(3)(7)	435	437
AMSR Trust
2021-SFR2, C 144A 1.877%, 8/17/38(3)	245	235
2021-SFR3, D 144A 2.177%, 10/17/38(3)	260	249
Angel Oak Mortgage Trust
2022-5, A1 144A 4.500%, 5/25/67(3)(7)	316	311
2023-1, A1 144A 4.750%, 9/26/67(3)(7)	348	344
Arroyo Mortgage Trust
2019-1, A1 144A 3.805%, 1/25/49(3)(7)	283	275
2019-2, A1 144A 3.347%, 4/25/49(3)(7)	102	99
BBCMS Trust 2018-CBM, A (1 month Term SOFR + 1.297%, Cap N/A, Floor 1.250%) 144A 5.626%, 7/15/37(3)(7)	375	367
Benchmark Mortgage Trust 2023-B38, A2 5.626%, 4/15/56	210	214
BPR Trust 2022-OANA, A (1 month Term SOFR + 1.898%, Cap N/A, Floor 1.898%) 144A 6.227%, 4/15/37(3)(7)	435	435
BX Commercial Mortgage Trust 2024-XL5, A (1 month Term SOFR + 1.392%, Cap N/A, Floor 1.392%) 144A 5.720%, 3/15/41(3)(7)	293	294
BX Trust
2019-OC11, D 144A 3.944%, 12/9/41(3)(7)	825	763
2022-CLS, A 144A 5.760%, 10/13/27(3)	663	668
	Par Value(1)	Value

Non-Agency—continued
2025-ROIC, C (1 month Term SOFR + 1.543%, Cap N/A, Floor 1.543%) 144A 5.872%, 3/15/30(3)(7)	$ 270	$ 265
CENT Trust 2023-CITY, A (1 month Term SOFR + 2.620%, Cap N/A, Floor 2.620%) 144A 6.949%, 9/15/38(3)(7)	340	341
Chase Home Lending Mortgage Trust
2023-RPL1, A1 144A 3.500%, 6/25/62(3)(7)	291	265
2024-RPL4, A1A 144A 3.375%, 12/25/64(3)(7)	242	214
Chase Mortgage Finance Corp.
2016-SH1, M2 144A 3.750%, 4/25/45(3)(7)	79	72
2016-SH2, M2 144A 3.750%, 12/25/45(3)(7)	278	255
CIM Trust 2022-R2, A1 144A 3.750%, 12/25/61(3)(7)	345	326
Citigroup Mortgage Loan Trust, Inc. 2018-RP1, A1 144A 3.000%, 9/25/64(3)(7)	115	112
COMM Mortgage Trust
2013-300P, A1 144A 4.353%, 8/10/30(3)	350	348
2024-WCL1, B (1 month Term SOFR + 2.590%, Cap N/A, Floor 2.590%) 144A 6.919%, 6/15/41(3)(7)	335	333
CoreVest American Finance Trust
2019-3, C 144A 3.265%, 10/15/52(3)	400	373
2022-1, A 144A 4.744%, 6/17/55(3)(7)	325	325
Credit Suisse Mortgage Capital Trust 2020-RPL4, A1 144A 2.000%, 1/25/60(3)(7)	238	213

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
Deephaven Residential Mortgage Trust 2022-1, A1 144A 2.205%, 1/25/67(3)(7)	$ 225	$ 205
Ellington Financial Mortgage Trust 2019-2, A3 144A 3.046%, 11/25/59(3)(7)	24	23
ELM Trust 2024-ELM, A10 144A 5.801%, 6/10/39(3)(7)	317	320
Fashion Show Mall LLC 2024-SHOW, A 144A 5.104%, 10/10/41(3)(7)	470	471
FirstKey Homes Trust 2021-SFR1, D 144A 2.189%, 8/17/38(3)	330	317
Galton Funding Mortgage Trust 2018-1, A23 144A 3.500%, 11/25/57(3)(7)	11	10
JP Morgan Mortgage Trust 2025-NQM2, A1 144A 5.567%, 9/25/65(3)(7)	250	251
JPMorgan Chase Commercial Mortgage Securities Trust 2024-OMNI, A 144A 5.797%, 10/5/39(3)(7)	430	435
JPMorgan Chase Mortgage Trust
2014-5, B2 144A 2.645%, 10/25/29(3)(7)	205	193
2017-3, 2A2 144A 2.500%, 8/25/47(3)(7)	57	50
MetLife Securitization Trust
2017-1A, M1 144A 3.420%, 4/25/55(3)(7)	241	214
2019-1A, A1A 144A 3.750%, 4/25/58(3)(7)	27	26
MFA Trust
2022-INV2, A1 144A 4.950%, 7/25/57(3)(7)	550	547
2022-NQM2, A1 144A 4.000%, 5/25/67(3)(7)	175	169
2024-NQM2, A1 144A 5.272%, 8/25/69(3)(7)	379	377
	Par Value(1)	Value

Non-Agency—continued
Mill City Mortgage Loan Trust
2017-3, B1 144A 3.250%, 1/25/61(3)(7)	$ 412	$ 357
2019-1, M2 144A 3.500%, 10/25/69(3)(7)	354	321
MSSG Trust 2017-237P, A 144A 3.397%, 9/13/39(3)	445	412
New Residential Mortgage Loan Trust
2014-1A, A 144A 3.750%, 1/25/54(3)(7)	28	27
2016-3A, A1 144A 3.750%, 9/25/56(3)(7)	37	35
2016-4A, A1 144A 3.750%, 11/25/56(3)(7)	16	15
Palisades Mortgage Loan Trust 2021-RTL1, A1 144A 3.487%, 6/25/26(3)(7)	69	68
Progress Residential Trust 2021-SFR3, D 144A 2.288%, 5/17/26(3)	830	812
RCKT Mortgage Trust 2020-1, A1 144A 3.000%, 2/25/50(3)(7)	162	139
RFR Trust 2025-SGRM, A 144A 5.379%, 3/11/41(3)(7)	400	404
ROCK Trust
2024-CNTR, A 144A 5.388%, 11/13/41(3)	225	228
2024-CNTR, C 144A 6.471%, 11/13/41(3)	330	342
Sequoia Mortgage Trust 2013-8, B1 3.481%, 6/25/43(7)	54	52
Towd Point Mortgage Trust
2016-4, B1 144A 3.974%, 7/25/56(3)(7)	480	462
2017-1, M1 144A 3.750%, 10/25/56(3)(7)	385	376
2017-4, A2 144A 3.000%, 6/25/57(3)(7)	610	571

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Non-Agency—continued
2018-6, A1B 144A 3.750%, 3/25/58(3)(7)	$ 330	$ 317
2018-6, A2 144A 3.750%, 3/25/58(3)(7)	480	431
2019-2, A2 144A 3.750%, 12/25/58(3)(7)	515	460
2019-4, A2 144A 3.250%, 10/25/59(3)(7)	445	401
2021-1, A2 144A 2.750%, 11/25/61(3)(7)	465	387
Tricon American Homes Trust
2019-SFR1, C 144A 3.149%, 3/17/38(3)	590	579
2020-SFR2, D 144A 2.281%, 11/17/39(3)	660	616
Tricon Residential Trust 2021-SFR1, B 144A 2.244%, 7/17/38(3)	185	179
Verus Securitization Trust
2022-4, A1 144A 4.474%, 4/25/67(3)(7)	312	310
2022-6, A1 144A 4.910%, 6/25/67(3)(7)	206	208
2022-6, A3 144A 4.910%, 6/25/67(3)(7)	434	436
2022-7, A1 144A 5.152%, 7/25/67(3)(7)	434	435
2023-8, A1 144A 6.259%, 12/25/68(3)(7)	226	227
Visio Trust
2020-1R, A2 144A 1.567%, 11/25/55(3)	33	32
2022-1, A2 144A 5.850%, 8/25/57(3)(7)	207	206
Wells Fargo Mortgage Backed Securities Trust 2020-4, A1 144A 3.000%, 7/25/50(3)(7)	109	91
		22,006

Total Mortgage-Backed Securities (Identified Cost $28,195)		27,211
	Par Value(1)	Value

Asset-Backed Securities—4.5%
Automobiles—1.4%
Arivo Acceptance Auto Loan Receivables Trust 2024-1A, B 144A 6.870%, 6/17/30(3)	$ 462	$ 473
Avis Budget Rental Car Funding LLC (AESOP) 2024-2A, D 144A 7.430%, 10/20/28(3)	336	338
Carvana Auto Receivables Trust 2023-N4, C 144A 6.590%, 2/11/30(3)	485	499
Exeter Automobile Receivables Trust 2023-3A, D 6.680%, 4/16/29	530	541
LAD Auto Receivables Trust
2023-1A, D 144A 7.300%, 6/17/30(3)	550	562
2023-2A, D 144A 6.300%, 2/15/31(3)	450	460
2023-4A, C 144A 6.760%, 3/15/29(3)	412	424
Lendbuzz Securitization Trust 2024-3A, B 144A 5.030%, 11/15/30(3)	425	425
OneMain Direct Auto Receivables Trust 2022-1A, C 144A 5.310%, 6/14/29(3)	410	409
SAFCO Auto Receivables Trust 2025-1A, C 144A 5.750%, 11/11/30(3)	390	390
United Auto Credit Securitization Trust 2024-1, C 144A 7.060%, 10/10/29(3)	405	408
Veros Auto Receivables Trust 2024-1, C 144A 7.570%, 12/15/28(3)	300	308

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Automobiles—continued
Westlake Automobile Receivables Trust 2024-2A, B 144A 5.620%, 3/15/30(3)	$ 360	$ 363
		5,600

Consumer Loans—0.1%
Reach ABS Trust 2024-1A, B 144A 6.290%, 2/18/31(3)	500	505
Equipment—0.1%
Auxilior Term Funding LLC 2023-1A, D 144A 7.270%, 12/16/30(3)	290	304
Other—2.8%
Amur Equipment Finance Receivables XV LLC 2025-1A, D 144A 5.680%, 8/20/32(3)	340	342
Applebee’s Funding LLC 2023-1A, A2 144A 7.824%, 3/5/53(3)	347	355
Aqua Finance Issuer Trust 2025-A, A 144A 5.250%, 12/19/50(3)	300	299
Aqua Finance Trust 2019-A, C 144A 4.010%, 7/16/40(3)	350	340
BHG Securitization Trust
2023-B, A 144A 6.920%, 12/17/36(3)	137	141
2024-1CON, A 144A 5.810%, 4/17/35(3)	184	188
Bojangles Issuer LLC 2024-1A, A2 144A 6.584%, 11/20/54(3)	375	378
BXG Receivables Note Trust 2020-A, B 144A 2.490%, 2/28/36(3)	148	140
CCG Receivables Trust 2023-1, A2 144A 5.820%, 9/16/30(3)	163	164
Dext ABS LLC 2023-2, B 144A 6.410%, 5/15/34(3)	405	411
	Par Value(1)	Value

Other—continued
Diamond Resorts Owner Trust 2021-1A, B 144A 2.050%, 11/21/33(3)	$ 77	$ 76
FAT Brands Royalty LLC 2021-1A, A2 144A 5.750%, 4/25/51(3)(8)	569	498
Hardee’s Funding LLC 2024-1A, A2 144A 7.253%, 3/20/54(3)	455	468
HIN Timeshare Trust 2020-A, C 144A 3.420%, 10/9/39(3)	152	148
Jersey Mike’s Funding LLC 2019-1A, A2 144A 4.433%, 2/15/50(3)	300	297
Libra Solutions LLC 2024-1A, A 144A 5.880%, 9/30/38(3)	350	349
MetroNet Infrastructure Issuer LLC 2024-1A, A2 144A 6.230%, 4/20/54(3)	360	367
Momnt Technologies Trust 2023-1A, A 144A 6.920%, 3/20/45(3)	124	124
NBC Funding LLC 2021-1, A2 144A 2.989%, 7/30/51(3)	467	451
Oportun Issuance Trust 2024-2, B 144A 5.830%, 2/9/32(3)	425	426
PEAC Solutions Receivables LLC 2024-1A, B 144A 5.790%, 11/20/30(3)	365	374
Purchasing Power Funding LLC 2024-A, B 144A 6.430%, 8/15/28(3)	510	514
RCKT Mortgage Trust
2024-CES1, A1A 144A 6.025%, 2/25/44(3)(7)	212	213
2025-CES5, A1A 144A 5.687%, 5/25/55(3)(7)	250	251

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Other—continued
Retained Vantage Data Centers Issuer LLC 2024-1A, A2 144A 4.992%, 9/15/49(3)	$ 495	$ 486
Subway Funding LLC 2024-1A, A2II 144A 6.268%, 7/30/54(3)	353	360
Switch ABS Issuer LLC 2025-1A, A2 144A 5.036%, 3/25/55(3)	410	400
Trafigura Securitisation Finance plc 2024-1A, A2 144A 5.980%, 11/15/27(3)	365	370
TSC SPV Funding LLC 2024-1A, A2 144A 6.291%, 8/20/54(3)	368	358
Upgrade Master Pass-Through Trust 2025-ST3, A 144A 5.981%, 6/15/32(3)(8)	260	260
USQ Rail III LLC 2024-1A, A 144A 4.990%, 9/28/54(3)	356	350
Westgate Resorts LLC 2024-1A, A 144A 6.060%, 1/20/38(3)	230	232
Zaxby’s Funding LLC 2021-1A, A2 144A 3.238%, 7/30/51(3)	551	504
		10,634

Student Loan—0.1%
MPOWER Education Trust 2025-A, A 144A 6.620%, 7/21/42(3)	260	261
Total Asset-Backed Securities (Identified Cost $17,256)		17,304

Corporate Bonds and Notes—12.1%
Communication Services—0.7%
Altice France Holding S.A. 144A 6.000%, 2/15/28(3)	200	73
	Par Value(1)	Value

Communication Services—continued
Altice France S.A. 144A 5.125%, 1/15/29(3)	$ 300	$ 252
CCO Holdings LLC 144A 4.750%, 3/1/30(2)(3)	145	138
CMG Media Corp. 144A 8.875%, 6/18/29(3)	350	322
CSC Holdings LLC
144A 7.500%, 4/1/28(3)	365	281
144A 11.750%, 1/31/29(3)	250	234
DIRECTV Financing LLC 144A 8.875%, 2/1/30(2)(3)	195	192
Gray Media, Inc. 144A 7.000%, 5/15/27(3)	350	347
Hughes Satellite Systems Corp. 6.625%, 8/1/26	295	207
IHS Holding Ltd. 144A 8.250%, 11/29/31(3)	66	66
Millennium Escrow Corp. 144A 6.625%, 8/1/26(3)	255	210
Rackspace Technology Global, Inc. 144A 5.375%, 12/1/28(3)	490	103
Sinclair Television Group, Inc. 144A 8.125%, 2/15/33(2)(3)	35	35
Snap, Inc. 144A 6.875%, 3/1/33(2)(3)	185	187
Telesat Canada 144A 6.500%, 10/15/27(3)	270	103
Turkcell Iletisim Hizmetleri AS 144A 7.650%, 1/24/32(3)	80	81
		2,831

Consumer Discretionary—0.5%
Aptiv Swiss Holdings Ltd. 6.875%, 12/15/54(2)	280	274
Ashtead Capital, Inc. 144A 5.500%, 8/11/32(2)(3)	190	189

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Consumer Discretionary—continued
Clarios Global LP 144A 6.750%, 2/15/30(2)(3)	$ 5	$ 5
Dick’s Sporting Goods, Inc. 4.100%, 1/15/52(2)	285	196
Ford Motor Credit Co. LLC 7.350%, 3/6/30(2)	192	200
Great Canadian Gaming Corp. 144A 8.750%, 11/15/29(2)(3)	65	63
Meritage Homes Corp. 144A 3.875%, 4/15/29(2)(3)	283	270
Ontario Gaming GTA LP 144A 8.000%, 8/1/30(2)(3)	150	148
PetSmart, Inc. 144A 7.750%, 2/15/29(3)	140	136
Prime Security Services Borrower LLC 144A 6.250%, 1/15/28(2)(3)	250	250
Weekley Homes LLC 144A 4.875%, 9/15/28(2)(3)	215	207
		1,938

Consumer Staples—0.3%
Herbalife Nutrition Ltd. 144A 7.875%, 9/1/25(2)(3)	174	174
Kronos Acquisition Holdings, Inc.
144A 8.250%, 6/30/31(2)(3)	225	197
144A 10.750%, 6/30/32(3)	270	180
Pilgrim’s Pride Corp. 6.250%, 7/1/33(2)	230	238
Post Holdings, Inc.
144A 6.250%, 2/15/32(2)(3)	160	163
144A 6.375%, 3/1/33(2)(3)	160	159
	Par Value(1)	Value

Consumer Staples—continued
Primo Water Holdings, Inc. 144A 6.250%, 4/1/29(2)(3)	$ 145	$ 145
		1,256

Energy—2.4%
Adnoc Murban Rsc Ltd. 144A 4.500%, 9/11/34(3)	321	308
Alliance Resource Operating Partners LP 144A 8.625%, 6/15/29(2)(3)	190	199
Ascent Resources Utica Holdings LLC 144A 8.250%, 12/31/28(2)(3)	215	218
Azule Energy Finance plc 144A 8.125%, 1/23/30(3)	70	68
BP Capital Markets plc 4.875% (2)(9)	317	304
Buckeye Partners LP 144A 6.750%, 2/1/30(2)(3)	95	98
Columbia Pipelines Operating Co. LLC 144A 6.036%, 11/15/33(2)(3)	180	185
Coronado Finance Pty Ltd. 144A 9.250%, 10/1/29(3)	185	138
Ecopetrol S.A. 4.625%, 11/2/31	110	91
Energean Israel Finance Ltd. 144A, RegS 5.875%, 3/30/31(3)(5)	57	53
Energy Transfer LP Series H 6.500% (2)(9)	350	349
Flex Intermediate Holdco LLC 144A 3.363%, 6/30/31(2)(3)	467	408
Genesis Energy LP 8.875%, 4/15/30(2)	245	257

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
Geopark Ltd. 144A 8.750%, 1/31/30(3)	$ 67	$ 53
Harbour Energy plc 144A 6.327%, 4/1/35(2)(3)	265	255
Helix Energy Solutions Group, Inc. 144A 9.750%, 3/1/29(2)(3)	275	285
HF Sinclair Corp. 6.250%, 1/15/35(2)	285	280
International Petroleum Corp. 144A, RegS 7.250%, 2/1/27(2)(3)(5)	380	380
KazMunayGas National Co. JSC 144A 6.375%, 10/24/48(3)	86	77
Kimmeridge Texas Gas LLC 144A 8.500%, 2/15/30(2)(3)	145	143
Kinder Morgan Energy Partners LP 7.500%, 11/15/40(2)	239	267
Kraken Oil & Gas Partners LLC 144A 7.625%, 8/15/29(2)(3)	90	85
Leviathan Bond Ltd. 144A, RegS 6.750%, 6/30/30(3)(5)	54	53
Magnolia Oil & Gas Operating LLC 144A 6.875%, 12/1/32(2)(3)	200	198
Mesquite Energy, Inc. 144A 7.250%, 7/15/25(3)(8)	105	1
Nabors Industries, Inc. 144A 7.375%, 5/15/27(2)(3)	135	130
Occidental Petroleum Corp. 6.200%, 3/15/40(2)	215	200
Pertamina Persero PT 144A 2.300%, 2/9/31(3)	616	531
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(3)(4)	665	79
Petroleos Mexicanos
6.500%, 3/13/27	171	168
5.350%, 2/12/28	352	332
8.750%, 6/2/29	107	108
	Par Value(1)	Value

Energy—continued
6.840%, 1/23/30	$ 211	$ 197
5.950%, 1/28/31	160	138
7.690%, 1/23/50	133	98
Petronas Capital Ltd.
144A 3.500%, 4/21/30(3)	231	219
144A 5.848%, 4/3/55(3)	168	166
QatarEnergy 144A 2.250%, 7/12/31(3)	400	349
South Bow Canadian Infrastructure Holdings Ltd. 144A 7.500%, 3/1/55(2)(3)	90	90
Teine Energy Ltd. 144A 6.875%, 4/15/29(2)(3)	330	325
Transcanada Trust 5.600%, 3/7/82(2)	305	287
Transocean, Inc.
144A 8.250%, 5/15/29(3)	50	45
144A 8.750%, 2/15/30(2)(3)	160	162
144A 8.500%, 5/15/31(3)	160	138
Venture Global LNG, Inc.
144A 9.000%(2)(3)(9)	100	94
144A 9.875%, 2/1/32(2)(3)	255	271
Western Midstream Operating LP 5.250%, 2/1/50(2)	285	231
YPF S.A. 144A 9.500%, 1/17/31(3)	62	65
		9,176

Financials—4.5%
Acrisure LLC
144A 8.250%, 2/1/29(3)	130	134
144A 6.000%, 8/1/29(3)	210	203
AerCap Ireland Capital DAC
6.950%, 3/10/55(2)	150	154
6.500%, 1/31/56(2)	135	133
Allianz SE 144A 6.350%, 9/6/53(2)(3)	200	206
Allstate Corp. (The) Series B (3 month Term SOFR + 3.200%) 7.526%, 8/15/53(2)(7)	215	213

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Ally Financial, Inc. 5.543%, 1/17/31(2)	$ 205	$ 205
Altice Financing S.A. 144A 5.000%, 1/15/28(3)	515	403
American Express Co. 5.625%, 7/28/34(2)	208	211
Apollo Debt Solutions BDC 6.900%, 4/13/29(2)	158	164
Apollo Global Management, Inc. 6.000%, 12/15/54(2)	265	255
Ascot Group Ltd. 144A 4.250%, 12/15/30(2)(3)	344	309
Aston Martin Capital Holdings Ltd. 144A 10.000%, 3/31/29(3)	320	300
Banco de Credito del Peru S.A.
144A 3.125%, 7/1/30(3)	214	213
144A 6.450%, 7/30/35(3)	51	52
RegS 3.125%, 7/1/30(5)	73	73
Banco de Credito e Inversiones S.A. 144A 8.750% (3)(9)	83	86
Banco Mercantil del Norte S.A. 144A 6.625% (3)(9)	75	68
Bank of America Corp.
5.288%, 4/25/34(2)	70	70
5.518%, 10/25/35(2)	220	216
Bank of New York Mellon Corp. (The) Series G 4.700% (2)(9)	357	355
Barclays plc 7.437%, 11/2/33(2)	194	217
BBVA Mexico S.A. Institucion De Banca Multiple Grupo Financiero BBVA Mexico 144A 5.125%, 1/18/33(3)	71	67
Blackstone Private Credit Fund 6.000%, 11/22/34(2)	265	256
Block, Inc. 6.500%, 5/15/32(2)	165	169
	Par Value(1)	Value

Financials—continued
Blue Owl Finance LLC 3.125%, 6/10/31(2)	$ 250	$ 218
BNSF Funding Trust I 6.613%, 12/15/55(2)	245	246
BPCE S.A. 144A 7.003%, 10/19/34(2)(3)	250	271
BroadStreet Partners, Inc. 144A 5.875%, 4/15/29(3)	135	133
Capital One Financial Corp.
2.359%, 7/29/32(2)	180	149
6.377%, 6/8/34(2)	135	141
Capital Power U.S. Holdings, Inc. 144A 6.189%, 6/1/35(2)(3)	155	156
Charles Schwab Corp. (The) Series H 4.000% (9)	334	301
Chobani Holdco II LLC 144A 8.750%, 10/1/29(3)(10)	5	6
Citigroup, Inc.
6.270%, 11/17/33(2)	194	206
6.174%, 5/25/34(2)	202	207
Series X 3.875%(2)(9)	170	167
Clydesdale Acquisition Holdings, Inc. 144A 6.750%, 4/15/32(2)(3)	10	10
Constellation Oil Services Holding S.A. 144A 9.375%, 11/7/29(3)	65	64
Corebridge Financial, Inc. 6.375%, 9/15/54(2)	321	312
Deutsche Bank AG 5.403%, 9/11/35(2)	220	215
Drawbridge Special Opportunities Fund LP 144A 3.875%, 2/15/26(2)(3)	335	329
Endo Finance Holdings, Inc. 144A 8.500%, 4/15/31(3)	185	191
F&G Annuities & Life, Inc. 6.500%, 6/4/29(2)	180	184

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Fifth Third Bancorp 4.337%, 4/25/33(2)	$ 273	$ 256
Flutter Treasury DAC 144A 5.875%, 6/4/31(3)	10	10
Foundry JV Holdco LLC 144A 5.875%, 1/25/34(2)(3)	125	125
FS Luxembourg S.a.r.l. 144A 8.875%, 2/12/31(3)	64	65
Global Atlantic Fin Co.
144A 7.950%, 6/15/33(2)(3)	169	188
144A 7.950%, 10/15/54(2)(3)	85	87
Goldman Sachs Group, Inc. (The)
5.851%, 4/25/35(2)	70	72
6.450%, 5/1/36(2)	190	200
Grifols S.A. 144A 4.750%, 10/15/28(3)	245	233
Gulfport Energy Operating Corp. 144A 6.750%, 9/1/29(2)(3)	100	101
HA Sustainable Infrastructure Capital, Inc. 6.375%, 7/1/34(2)	276	269
Herc Holdings Escrow, Inc. 144A 7.250%, 6/15/33(3)	60	62
Huntington Bancshares, Inc. 5.709%, 2/2/35(2)	255	257
Icon Investments Six DAC 6.000%, 5/8/34(2)	205	205
ION Trading Technologies S.a.r.l. 144A 9.500%, 5/30/29(3)	275	284
JPMorgan Chase & Co. 1.953%, 2/4/32(2)	300	257
KeyCorp 6.401%, 3/6/35(2)	221	232
Liberty Mutual Group, Inc. 144A 4.125%, 12/15/51(2)(3)	185	178
	Par Value(1)	Value

Financials—continued
Melco Resorts Finance Ltd. 144A 5.375%, 12/4/29(3)	$ 110	$ 101
Merlin Entertainments Group U.S. Holdings, Inc. 144A 7.375%, 2/15/31(2)(3)	245	224
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(2)(3)	265	258
Morgan Stanley
6.342%, 10/18/33(2)	182	195
5.948%, 1/19/38(2)	123	124
MSCI, Inc. 144A 3.625%, 9/1/30(2)(3)	256	237
National Rural Utilities Cooperative Finance Corp. (3 month Term SOFR + 3.172%) 7.451%, 4/30/43(2)(7)	270	269
Nationstar Mortgage Holdings, Inc. 144A 5.750%, 11/15/31(2)(3)	225	225
NatWest Group plc 6.475%, 6/1/34	220	228
NextEra Energy Capital Holdings, Inc. 6.500%, 8/15/55(2)	165	166
Nippon Life Insurance Co. 144A 6.250%, 9/13/53(2)(3)	200	203
OneMain Finance Corp. 7.125%, 11/15/31(2)	265	270
Opal Bidco SAS 144A 6.500%, 3/31/32(2)(3)	20	20
PNC Financial Services Group, Inc. (The) 5.575%, 1/29/36(2)	250	252
Prudential Financial, Inc.
5.125%, 3/1/52(2)	148	142
6.750%, 3/1/53(2)	120	125
QXO Building Products, Inc. 144A 6.750%, 4/30/32(2)(3)	5	5

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Financials—continued
Reinsurance Group of America, Inc. 6.650%, 9/15/55(2)	$ 220	$ 216
Saks Global Enterprises LLC 144A 11.000%, 12/15/29(2)(3)	250	112
Societe Generale S.A. 144A 6.066%, 1/19/35(2)(3)	200	203
South Bow USA Infrastructure Holdings LLC 144A 5.584%, 10/1/34(2)(3)	130	125
State Street Corp.
6.123%, 11/21/34(2)	70	73
Series I 6.700%(2)(9)	200	204
Stellantis Finance U.S., Inc. 144A 6.450%, 3/18/35(2)(3)	255	252
Texas Capital Bancshares, Inc. 4.000%, 5/6/31(2)	495	477
Toronto-Dominion Bank (The) 8.125%, 10/31/82(2)	239	250
UBS Group AG
144A 9.250%(2)(3)(9)	35	40
144A 4.988%, 8/5/33(2)(3)	289	284
Wells Fargo & Co.
5.389%, 4/24/34(2)	270	271
Series BB 3.900%(2)(9)	325	320
		17,190

Health Care—0.6%
Cheplapharm Arzneimittel GmbH 144A 5.500%, 1/15/28(2)(3)	285	271
Community Health Systems, Inc.
144A 5.250%, 5/15/30(3)	55	50
144A 4.750%, 2/15/31(3)	285	244
CVS Health Corp. 6.750%, 12/10/54(2)	172	167
	Par Value(1)	Value

Health Care—continued
DENTSPLY SIRONA, Inc. 3.250%, 6/1/30(2)	$ 388	$ 350
HCA, Inc. 5.500%, 6/1/33	229	231
Insulet Corp. 144A 6.500%, 4/1/33(2)(3)	20	21
LifePoint Health, Inc.
144A 9.875%, 8/15/30(2)(3)	305	327
144A 10.000%, 6/1/32(3)	110	115
Molina Healthcare, Inc. 144A 6.250%, 1/15/33(2)(3)	80	80
Par Pharmaceutical, Inc. 144A 7.500%, 4/1/27(3)(8)	187	—
Prime Healthcare Services, Inc. 144A 9.375%, 9/1/29(2)(3)	170	173
Smith & Nephew plc 5.400%, 3/20/34(2)	220	219
Universal Health Services, Inc. 2.650%, 1/15/32(2)	262	218
		2,466

Industrials—1.2%
Adani Ports & Special Economic Zone Ltd. 144A 4.375%, 7/3/29(3)	120	112
Alaska Airlines Pass-Through Trust 2020-1, A 144A 4.800%, 2/15/29(2)(3)	417	415
Aviation Capital Group LLC 144A 3.500%, 11/1/27(2)(3)	254	246
Boeing Co. (The) 5.930%, 5/1/60(2)	222	206
Builders FirstSource, Inc. 144A 6.375%, 3/1/34(2)(3)	140	139
Cimpress plc 144A 7.375%, 9/15/32(2)(3)	220	205

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Industrials—continued
Cornerstone Building Brands, Inc. 144A 9.500%, 8/15/29(2)(3)	$ 260	$ 231
CoStar Group, Inc. 144A 2.800%, 7/15/30(2)(3)	248	220
DP World Ltd. 144A 6.850%, 7/2/37(3)	15	16
Fortress Transportation & Infrastructure Investors LLC 144A 7.000%, 6/15/32(2)(3)	255	261
Garda World Security Corp. 144A 8.375%, 11/15/32(3)	190	191
Georgian Railway JSC 144A 4.000%, 6/17/28(3)	211	188
Global Infrastructure Solutions, Inc. 144A 7.500%, 4/15/32(2)(3)	360	359
Icahn Enterprises LP
6.250%, 5/15/26(2)	97	96
5.250%, 5/15/27(2)	40	38
144A 10.000%, 11/15/29(2)(3)	90	88
LBM Acquisition LLC 144A 6.250%, 1/15/29(3)	300	241
Quikrete Holdings, Inc. 144A 6.750%, 3/1/33(2)(3)	35	35
Regal Rexnord Corp. 6.400%, 4/15/33(2)	259	268
Sempra Infrastructure Partners LP 144A 3.250%, 1/15/32(2)(3)	475	393
United Airlines Pass-Through Trust 2023-1, A 5.800%, 7/15/37(2)	283	283
VistaJet Malta Finance plc 144A 9.500%, 6/1/28(2)(3)	420	414
		4,645

	Par Value(1)	Value

Information Technology—0.1%
Amentum Holdings, Inc. 144A 7.250%, 8/1/32(2)(3)	$ 40	$ 41
Booz Allen Hamilton, Inc.
5.950%, 8/4/33(2)	135	136
144A 4.000%, 7/1/29(2)(3)	90	86
Cloud Software Group, Inc. 144A 9.000%, 9/30/29(3)	85	87
Helios Software Holdings, Inc. 144A 8.750%, 5/1/29(2)(3)	100	101
Insight Enterprises, Inc. 144A 6.625%, 5/15/32(2)(3)	25	25
		476

Materials—0.8%
ASP Unifrax Holdings, Inc. 144A 5.250%, 9/30/28(3)	565	202
Bayport Polymers LLC 144A 5.140%, 4/14/32(2)(3)	415	395
Capstone Copper Corp. 144A 6.750%, 3/31/33(2)(3)	185	185
Corp. Nacional del Cobre de Chile 144A 5.950%, 1/8/34(3)	309	310
Illuminate Buyer LLC 144A 9.000%, 7/1/28(3)	365	366
INEOS Quattro Finance 2 plc 144A 9.625%, 3/15/29(2)(3)	160	159
LSB Industries, Inc. 144A 6.250%, 10/15/28(2)(3)	240	238
Mauser Packaging Solutions Holding Co. 144A 9.250%, 4/15/27(3)	250	246

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Materials—continued
New Enterprise Stone & Lime Co., Inc. 144A 9.750%, 7/15/28(3)	$ 230	$ 231
OCP S.A.
144A 3.750%, 6/23/31(3)	20	18
144A 6.875%, 4/25/44(3)	114	106
144A 7.500%, 5/2/54(3)	70	68
Samarco Mineracao S.A. PIK 144A 9.500%, 6/30/31(3)(10)	70	68
Sonoco Products Co. 5.000%, 9/1/34(2)	225	214
Taseko Mines Ltd. 144A 8.250%, 5/1/30(2)(3)	100	103
Trivium Packaging Finance B.V.
144A 8.250%, 7/15/30(3)	20	21
144A 12.250%, 1/15/31(3)	90	95
WR Grace Holdings LLC 144A 5.625%, 8/15/29(3)	209	184
		3,209

Real Estate—0.1%
Office Properties Income Trust 144A 9.000%, 9/30/29(3)	220	162
Port of Spain Waterfront Development RegS 7.875%, 2/19/40(5)	52	50
Safehold GL Holdings LLC 5.650%, 1/15/35(2)	225	220
		432

Utilities—0.9%
AES Corp. (The) 7.600%, 1/15/55(2)	175	176
CMS Energy Corp. 4.750%, 6/1/50(2)	366	346
Dominion Energy, Inc.
6.625%, 5/15/55(2)	170	170
	Par Value(1)	Value

Utilities—continued
Series B 7.000%, 6/1/54	$ 130	$ 137
Electricite de France S.A. 144A 6.900%, 5/23/53(2)(3)	176	184
Enel Finance International N.V. 144A 7.500%, 10/14/32(3)	166	187
Entergy Corp. 7.125%, 12/1/54	290	297
Eskom Holdings SOC Ltd. 144A 8.450%, 8/10/28(3)	101	104
Ferrellgas LP
144A 5.375%, 4/1/26(3)	125	123
144A 5.875%, 4/1/29(3)	275	249
KeySpan Gas East Corp. 144A 5.994%, 3/6/33(2)(3)	276	282
Lightning Power LLC 144A 7.250%, 8/15/32(2)(3)	15	16
Limak Yenilenebilir Enerji AS 144A 9.625%, 8/12/30(3)	55	53
NGL Energy Operating LLC
144A 8.125%, 2/15/29(2)(3)	55	54
144A 8.375%, 2/15/32(2)(3)	240	227
NRG Energy, Inc. 144A 7.000%, 3/15/33(2)(3)	223	241
Southern California Edison Co. 6.000%, 1/15/34(2)	215	218
Vistra Corp. 144A 8.000% (2)(3)(9)	190	195

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Utilities—continued
Vistra Operations Co. LLC 144A 5.700%, 12/30/34(2)(3)	$ 30	$ 30
		3,289

Total Corporate Bonds and Notes (Identified Cost $49,036)		46,908

Leveraged Loans—3.6%
Aerospace—0.0%
Goat Holdco LLC Tranche B (1 month Term SOFR + 3.000%) 7.329%, 1/27/32(7)	50	50
Peraton Corp. Tranche B, First Lien (1 month Term SOFR + 3.850%) 8.177%, 2/1/28(7)	142	123
		173

Chemicals—0.1%
Ineos Finance plc 2030 (1 month Term SOFR + 3.250%) 7.577%, 2/18/30(7)	75	72
Lummus Technology Holdings V LLC Tranche B (1 month Term SOFR + 3.000%) 7.327%, 12/31/29(7)	39	39
Nouryon Finance B.V. 2024, Tranche B-1 (3 month Term SOFR + 3.250%) 7.510%, 4/3/28(7)	159	160
		271

Consumer Durables—0.1%
Madison Safety & Flow LLC 2025, Tranche B (1 month Term SOFR + 2.750%) 7.077%, 9/26/31(7)	134	135
	Par Value(1)	Value

Consumer Durables—continued
White Cap Buyer LLC Tranche C (1 month Term SOFR + 3.250%) 7.577%, 10/19/29(7)	$ 115	$ 113
		248

Consumer Non-Durables—0.1%
AI Aqua Merger Sub, Inc. 2025, Tranche B (1 month Term SOFR + 3.000%) 7.323%, 7/31/28(7)	115	114
Albion Financing 3 S.a.r.l. 2025 (3 month Term SOFR + 3.000%) 7.321%, 8/16/29(7)	89	90
Kronos Acquisition Holdings, Inc. 2024 (3 month Term SOFR + 4.000%) 8.299%, 7/8/31(7)	137	116
		320

Energy—0.2%
CVR CHC LP Tranche B (3 month Term SOFR + 4.000%) 8.229%, 12/30/27(7)	95	94
Epic Crude Services LP Tranche B (3 month Term SOFR + 3.000%) 7.256%, 10/15/31(7)	140	140
Freeport LNG Investments LLP 2025, Tranche B (1 month Term SOFR + 3.250%) 7.522%, 12/21/28(7)	121	121
Hamilton Projects Acquiror LLC First Lien (1 month Term SOFR + 3.000%) 7.327%, 5/31/31(7)	34	34

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Energy—continued
Hunterstown Generation LLC (3 month Term SOFR + 3.500%) 7.799%, 11/6/31(7)	$ 40	$ 40
M6 ETX Holdings II Midco LLC (1 month Term SOFR + 3.000%) 7.327%, 3/25/32(7)	100	100
Potomac Energy Center LLC 0.000%, 3/14/32(7)(11)	135	135
Traverse Midstream Partners LLC Tranche B (3 month Term SOFR + 3.000%) 7.280%, 2/16/28(7)	125	126
		790

Financials—0.1%
Acrisure LLC 2024, Tranche B-6 (1 month Term SOFR + 3.000%) 7.327%, 11/6/30(7)	114	113
Dynamo U.S. Bidco, Inc. Tranche B (3 month Term SOFR + 3.500%) 7.798%, 10/1/31(7)	35	35
Focus Financial Partners LLC 0.000%, 9/15/31(7)(11)	5	5
PEX Holdings LLC (3 month Term SOFR + 2.750%) 6.967%, 11/20/31(7)	125	124
		277

Food / Tobacco—0.2%
Aspire Bakeries Holdings LLC (1 month Term SOFR + 4.250%) 8.577%, 12/23/30(7)	149	149
Del Monte Foods, Inc.
(3 month Term SOFR + 4.900%) 9.199%, 8/2/28(7)	188	31
(3 month Term SOFR + 8.150%) 12.469%, 8/2/28(7)	96	89
	Par Value(1)	Value

Food / Tobacco—continued
(3-6 month Term SOFR + 4.400%) 8.699% - 8.724%, 8/2/28(7)	$ 82	$ 47
Red SPV LLC (1 month Term SOFR + 2.250%) 6.575%, 3/15/32(7)	125	125
Sigma Holdco B.V. Tranche B-12 (6 month Term SOFR + 3.750%) 8.061%, 1/3/28(7)	168	167
		608

Food and Drug—0.0%
Dechra Pharmaceuticals Holdings Ltd. Tranche B-1 (6 month Term SOFR + 3.250%) 7.513%, 1/27/32(7)	80	79
Forest Prod / Containers—0.1%
Clydesdale Acquisition Holdings, Inc. Tranche B (1 month Term SOFR + 3.175%) 7.502%, 4/13/29(7)	120	120
Klockner Pentaplast of America, Inc. Tranche B (6 month Term SOFR + 4.975%) 9.227%, 2/12/26(7)	140	127
Mauser Packaging Solutions Holding Co. (1 month Term SOFR + 3.000%) 7.324%, 4/15/27(7)	124	123
TricorBraun, Inc. (1 month Term SOFR + 3.364%) 7.691%, 3/3/28(7)	142	141
		511

Gaming / Leisure—0.2%
Catawba Nation Gaming Authority Tranche B (3 month Term SOFR + 4.750%) 9.053%, 3/28/32(7)	110	110

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Gaming / Leisure—continued
Entain plc Tranche B-3 (3 month Term SOFR + 2.750%) 7.053%, 10/31/29(7)	$ 164	$ 164
Great Canadian Gaming 2024 (3 month Term SOFR + 4.750%) 9.053%, 11/1/29(7)	55	54
J&J Ventures Gaming LLC 2025, Tranche B (1 month Term SOFR + 3.500%) 7.827%, 4/26/30(7)	117	115
Motion Finco LLC Tranche B-3 (3 month Term SOFR + 3.500%) 7.799%, 11/12/29(7)	133	125
Ontario Gaming GTA Ltd. Partnership Tranche B (3 month Term SOFR + 4.250%) 8.549%, 8/1/30(7)	133	131
Scientific Games Holdings LP 2024 (3 month Term SOFR + 3.000%) 7.285%, 4/4/29(7)	59	59
		758

Health Care—0.5%
Agiliti Health, Inc. 2023, Tranche B (3-6 month Term SOFR + 3.000%) 7.216% - 7.298%, 5/1/30(7)	104	101
Bausch & Lomb Corp. (1 month Term SOFR + 4.000%) 8.327%, 9/29/28(7)	118	118
CHG Healthcare Services, Inc. (1-3 month Term SOFR + 3.000%) 7.327% - 7.333%, 9/29/28(7)	153	153
	Par Value(1)	Value

Health Care—continued
Cotiviti, Inc.
(1 month Term SOFR + 2.750%) 7.074%, 5/1/31(7)	$ 158	$ 157
(1 month Term SOFR + 2.750%) 7.074%, 3/26/32(7)	100	99
Financiere Mendel (3 month Term SOFR + 2.750%) 7.050%, 11/8/30(7)	30	30
Gainwell Acquisition Corp. Tranche B (3 month Term SOFR + 4.100%) 8.399%, 10/1/27(7)	135	129
Global Medical Response, Inc. 2024 (3 month Term SOFR + 4.750%) 9.079%, 10/31/28(7)	125	125
Grifols Worldwide Operations USA, Inc. Tranche B (3 month Term SOFR + 2.150%) 6.483%, 11/15/27(7)	300	299
Hunter Holdco 3 Ltd. First Lien (3 month Term SOFR + 4.350%) 8.649%, 8/19/28(7)	120	117
Lannett Co., Inc. First Lien (3 month Term SOFR + 2.000%) 2.000%, 6/16/30(7)(8)	23	8
LifePoint Health, Inc.
Tranche B (3 month Term SOFR + 3.750%) 8.006%, 5/16/31(7)	124	123
Tranche B-2 (3 month Term SOFR + 3.500%) 7.817%, 5/16/31(7)	30	29
Modivcare, Inc. (3 month Term SOFR + 4.750%) 9.049%, 7/1/31(7)	40	27

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Health Care—continued
One Call Corp. Tranche B, First Lien (3 month Term SOFR + 5.762%) 10.044%, 4/22/27(7)	$ 154	$ 153
Radiology Partners, Inc. Tranche C (3 month Term SOFR + 3.762%) 8.091%, 1/31/29(7)	141	140
Star Parent, Inc. Tranche B (3 month Term SOFR + 4.000%) 8.299%, 9/27/30(7)	128	126
Upstream Newco, Inc. 2021 (3 month Term SOFR + 4.512%) 8.791%, 11/20/26(7)	225	174
		2,108

Housing—0.1%
Chariot Buyer LLC (1 month Term SOFR + 3.350%) 7.677%, 11/3/28(7)	83	83
Cornerstone Building Brands, Inc. Tranche B (1 month Term SOFR + 3.250%) 7.679%, 4/12/28(7)	168	150
Hunter Douglas Holding B.V. Tranche B-1 (3 month Term SOFR + 3.250%) 7.549%, 1/17/32(7)	112	110
LBM Acquisition LLC Tranche B (1 month Term SOFR + 3.850%) 8.175%, 6/6/31(7)	94	84
QXO Building Products, Inc. Tranche B (2 month Term SOFR + 3.000%) 7.280%, 4/30/32(7)	10	9
		436

	Par Value(1)	Value

Information Technology—0.5%
Applied Systems, Inc.
2024, Second Lien (3 month Term SOFR + 4.500%) 8.799%, 2/23/32(7)	$ 20	$ 20
Tranche B-1 (3 month Term SOFR + 2.500%) 6.799%, 2/24/31(7)	52	53
Central Parent LLC 2024 (3 month Term SOFR + 3.250%) 7.549%, 7/6/29(7)	147	130
Cloud Software Group, Inc. Tranche B (3 month Term SOFR + 3.750%) 8.049%, 3/24/31(7)	144	144
ConnectWise LLC (3 month Term SOFR + 3.762%) 8.061%, 9/29/28(7)	175	175
Delivery Hero SE Tranche B (3 month Term SOFR + 5.000%) 9.300%, 12/12/29(7)	133	134
ECL Entertainment LLC Tranche B (1 month Term SOFR + 3.500%) 7.827%, 8/31/30(7)	183	182
Ellucian Holding, Inc.
Second Lien (1 month Term SOFR + 4.750%) 9.077%, 11/15/32(7)	20	20
Tranche B-1 (1 month Term SOFR + 3.000%) 7.327%, 10/9/29(7)	96	96
Icon Parent I, Inc.
(6 month Term SOFR + 3.000%) 7.205%, 11/13/31(7)	65	65
Second Lien (6 month Term SOFR + 5.000%) 9.205%, 11/12/32(7)	45	45

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Information Technology—continued
Indicor LLC Tranche D 0.000%, 11/22/29(7)(11)	$ 105	$ 105
Infinite Bidco LLC First Lien (3 month Term SOFR + 4.012%) 8.291%, 3/2/28(7)	147	133
ION Trading Finance Ltd. 2024, Tranche B (3 month Term SOFR + 3.500%) 7.799%, 4/1/28(7)	125	124
Javelin Buyer, Inc. (3 month Term SOFR + 3.250%) 7.583%, 12/5/31(7)	130	130
Proofpoint, Inc. 2024 (1 month Term SOFR + 3.000%) 7.327%, 8/31/28(7)	175	175
Rocket Software, Inc. (1 month Term SOFR + 4.250%) 8.577%, 11/28/28(7)	118	118
Thunder Generation Funding LLC Tranche B (3 month Term SOFR + 3.000%) 7.299%, 10/3/31(7)	74	74
UKG, Inc. Tranche B (1 month Term SOFR + 3.000%) 7.329%, 2/10/31(7)	115	115
		2,038

Manufacturing—0.3%
Arcline FM Holdings LLC 2025 (3 month Term SOFR + 3.500%) 7.578%, 6/24/30(7)	164	164
CPM Holdings, Inc. (1 month Term SOFR + 4.500%) 8.824%, 9/28/28(7)	127	126
	Par Value(1)	Value

Manufacturing—continued
Cube Industrials Buyer, Inc. (3 month Term SOFR + 3.500%) 7.772%, 10/17/31(7)	$ 95	$ 95
Glatfelter Corp. Tranche B (3 month Term SOFR + 4.250%) 8.583%, 11/4/31(7)	150	145
LSF12 Crown U.S. Commercial Bidco LLC (1 month Term SOFR + 4.250%) 8.574%, 12/2/31(7)	135	133
Madison IAQ LLC 2025 (3 month Term SOFR + 3.250%) 7.510%, 5/6/32(7)	120	120
Titan Acquisition Ltd. (3 month Term SOFR + 4.500%) 8.785%, 2/15/29(7)	99	98
TK Elevator Midco GmbH Tranche B (3 month Term SOFR + 3.000%) 7.237%, 4/30/30(7)	115	115
		996

Media / Telecom - Broadcasting—0.1%
Gray Television, Inc. Tranche D (1 month Term SOFR + 3.000%) 7.439%, 12/1/28(7)	163	157
Terrier Media Buyer, Inc. (3 month Term SOFR + 3.600%) 7.899%, 6/18/29(7)	131	124

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Media / Telecom - Broadcasting—continued
Univision Communications, Inc. 2024, First Lien (1 month Term SOFR + 3.614%) 7.941%, 1/31/29(7)	$ 129	$ 124
		405

Media / Telecom - Cable/Wireless Video—0.2%
Cogeco Communications Finance USA LP Tranche B-1 (1 month Term SOFR + 3.250%) 7.577%, 9/18/30(7)	115	114
CSC Holdings LLC 2022 (1 month Term SOFR + 4.500%) 8.829%, 1/18/28(7)	131	129
DIRECTV Financing LLC 2024, Tranche B (3 month Term SOFR + 5.512%) 9.791%, 8/2/29(7)	108	106
Virgin Media Bristol LLC Tranche N (1 month Term SOFR + 2.614%) 6.943%, 1/31/28(7)	225	221
		570

Media / Telecom - Diversified Media—0.1%
Century DE Buyer LLC Tranche B (3 month Term SOFR + 3.500%) 7.780%, 10/30/30(7)	124	125
Creative Artists Agency LLC Tranche B (1 month Term SOFR + 2.750%) 7.077%, 10/1/31(7)	45	45
McGraw-Hill Education, Inc. Tranche B (1 month Term SOFR + 3.250%) 7.577%, 8/6/31(7)	131	131
	Par Value(1)	Value

Media / Telecom - Diversified Media—continued
MH Sub I LLC 2023 (1 month Term SOFR + 4.250%) 8.577%, 5/3/28(7)	$ 21	$ 20
Neptune Bidco U.S., Inc. Tranche B (3 month Term SOFR + 5.100%) 9.330%, 4/11/29(7)	71	66
		387

Media / Telecom - Telecommunications—0.1%
Numericable U.S. LLC
Tranche B-11 (3 month PRIME + 1.750%) 9.250%, 7/31/25	246	216
Tranche B-12 (3 month PRIME + 2.688%) 10.188%, 1/31/26	50	44
		260

Media / Telecom - Wireless Communications—0.0%
Viasat, Inc. (1 month Term SOFR + 4.614%) 8.941%, 3/2/29(7)	158	149
Retail—0.1%
CNT Holdings I Corp. 2025 (3 month Term SOFR + 2.500%) 6.780%, 11/8/32(7)	121	121
Harbor Freight Tools USA, Inc. (1 month Term SOFR + 2.250%) 6.577%, 6/11/31(7)	79	76
Petco Health & Wellness Co., Inc. First Lien (3 month Term SOFR + 3.512%) 7.811%, 3/3/28(7)	115	107

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Retail—continued
Protective Industrial Products, Inc. (1 month Term SOFR + 4.000%) 8.327%, 1/17/32(7)	$ 95	$ 92
		396

Service—0.5%
AAL Delaware Holdco, Inc. (1 month Term SOFR + 2.750%) 7.077%, 7/30/31(7)	35	35
Allied Universal Holdco LLC (1 month Term SOFR + 3.850%) 8.177%, 5/12/28(7)	109	109
Ascend Learning LLC (1 month Term SOFR + 3.000%) 7.327%, 12/11/28(7)	135	134
BIFM U.S. Finance LLC 2024, Tranche B (1 month Term SOFR + 3.750%) 8.077%, 5/31/28(7)	109	109
DG Investment Intermediate Holdings 2, Inc. First Lien (1 month Term SOFR + 3.614%) 7.941%, 3/31/28(7)	129	129
Ensemble RCM LLC Tranche B (3 month Term SOFR + 3.000%) 7.280%, 8/1/29(7)	60	60
Garda World Security Corp. (1 month Term SOFR + 3.000%) 7.333%, 2/1/29(7)	128	127
Grant Thornton Advisors LLC 2025, Tranche B (1 month Term SOFR + 2.750%) 7.077%, 6/2/31(7)	70	69
	Par Value(1)	Value

Service—continued
Kuehg Corp. (3 month Term SOFR + 3.250%) 7.549%, 6/12/30(7)	$ 123	$ 123
Lernen Bidco Ltd. Tranche B-2 (6 month Term SOFR + 4.000%) 8.262%, 10/27/31(7)	109	110
Omnia Partners LLC (3 month Term SOFR + 2.750%) 7.033%, 7/25/30(7)	75	75
Sapphire Bidco B.V. Tranche B-4 (3 month Term SOFR + 2.750%) 7.035% - 7.039%, 5/3/28(7)	123	124
Sedgwick Claims Management Services, Inc. 2024 (1 month Term SOFR + 3.000%) 7.327%, 7/31/31(7)	125	125
Spin Holdco, Inc. (3 month Term SOFR + 4.262%) 8.562%, 3/4/28(7)	158	134
Trugreen Ltd. Partnership First Lien (1 month Term SOFR + 4.100%) 8.427%, 11/2/27(7)	116	111
WCG Intermediate Corp. Tranche B (1 month Term SOFR + 3.000%) 7.327%, 2/25/32(7)	70	69
WIN Waste Innovations Holdings, Inc. (1 month Term SOFR + 2.864%) 7.191%, 3/24/28(7)	177	176
		1,819

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Par Value(1)	Value

Transportation - Automotive—0.0%
First Brands Group LLC 2022 (3 month Term SOFR + 5.262%) 9.541%, 3/30/27(7)	$ 128	$ 123
PAI Holdco, Inc. Tranche B (3 month Term SOFR + 4.541%) 8.291%, 10/28/27(7)	74	58
		181

Utilities—0.0%
WEC U.S. Holdings Ltd. (1 month Term SOFR + 2.250%) 6.574%, 1/27/31(7)	114	114
Total Leveraged Loans (Identified Cost $14,281)		13,894

	Shares
Preferred Stock—0.1%
Financials—0.1%
Capital Farm Credit ACA Series 1 144A, 5.000%(2)(3)	310 (12)	300
Total Preferred Stock (Identified Cost $310)		300

Common Stocks—108.3%
Communication Services—2.5%
Cellnex Telecom S.A.(2)	254,334	9,738
Consumer Discretionary—0.0%
ESC NMG Parent LLC(8)(13)	368	—
MYT Holding LLC Class B(13)	22,362	6
West Marine(8)(13)	475	— (14)
		6

Energy—15.4%
Cheniere Energy, Inc.(2)	43,166	10,230
DT Midstream, Inc.(2)	38,780	4,062
	Shares	Value

Energy—continued
Enbridge, Inc.(2)	127,528	$ 5,927
Keyera Corp.(2)	103,468	3,154
ONEOK, Inc.(2)	41,516	3,356
Pembina Pipeline Corp.(2)	158,238	5,930
Targa Resources Corp.(2)	26,561	4,195
TC Energy Corp.(2)	232,122	11,755
Williams Cos., Inc. (The)(2)	181,253	10,967
		59,576

Health Care—0.0%
Endo GUC Trust Class A(8)(13)	7,168	—
Lannett Co., Inc.(8)(13)	3,742	—
		—

Industrials—31.1%
Aena SME S.A.	105,005	28,257
Auckland International Airport Ltd.	1,891,499	8,534
Canadian National Railway Co.(2)	63,439	6,669
Canadian Pacific Kansas City Ltd.(2)	153,577	12,544
CSX Corp.(2)	260,073	8,216
Ferrovial SE	188,543	9,599
Flughafen Zurich AG Registered Shares	32,414	8,980
GEK TERNA S.A.(13)	110,749	2,411
Grupo Aeroportuario del Centro Norte SAB de C.V. Class B	259,900	3,211
Grupo Aeroportuario del Pacifico SAB de C.V. Class B	108,210	2,486
Norfolk Southern Corp.(2)	26,485	6,545
Transurban Group	1,260,435	11,521
Union Pacific Corp.	29,736	6,591
Vinci S.A.(2)	33,257	4,752
		120,316

Real Estate—6.2%
American Tower Corp.(2)	74,487	15,989

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
	Shares	Value

Real Estate—continued
Crown Castle, Inc.(2)	77,928	$ 7,820
		23,809

Utilities—53.1%
Alliant Energy Corp.(2)	67,283	4,187
Ameren Corp.(2)	72,971	7,069
Atmos Energy Corp.(2)	54,429	8,419
CenterPoint Energy, Inc.(2)	130,706	4,868
Duke Energy Corp.(2)	89,446	10,530
E.ON SE(2)	292,203	5,119
Entergy Corp.(2)	93,197	7,761
Evergy, Inc.(2)	111,510	7,405
Iberdrola S.A.(2)	369,036	6,738
Kansai Electric Power Co., Inc. (The)	364,300	4,155
National Grid plc	638,135	8,998
NextEra Energy, Inc.(2)	330,285	23,331
NiSource, Inc.(2)	245,509	9,707
OGE Energy Corp.(2)	95,134	4,231
Pennon Group plc	966,617	6,629
PG&E Corp.(2)	572,893	9,670
PPL Corp.(2)	234,218	8,139
Public Service Enterprise Group, Inc.	53,879	4,366
Redeia Corp. S.A.(2)	172,855	3,572
Sempra (2)	197,628	15,532
Severn Trent plc	123,476	4,497
Southern Co. (The)(2)	94,724	8,525
Spire, Inc.(2)	83,268	6,268
SSE plc	194,735	4,620
United Utilities Group plc	500,934	7,904
WEC Energy Group, Inc.(2)	67,137	7,213
Xcel Energy, Inc.(2)	87,970	6,167
		205,620

Total Common Stocks (Identified Cost $378,603)		419,065
Value

Total Long-Term Investments—141.0% (Identified Cost $509,361)	$ 545,701

TOTAL INVESTMENTS—141.0% (Identified Cost $509,361)	$ 545,701
Other assets and liabilities, net—(41.0)%	(158,672)
NET ASSETS—100.0%	$ 387,029

Abbreviations:
ABS	Asset-Backed Securities
ACA	American Capital Access Financial Guarantee Corp.
BDC	Business Development Companies
DAC	Designated Activity Company
JSC	Joint Stock Company
LLC	Limited Liability Company
LLP	Limited Liability Partnership
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
PIK	Payment-in-Kind Security
plc	Public Limited Company
S.a.r.l.	Société à responsabilité limitée
SOFR	Secured Overnight Financing Rate

Foreign Currencies:
BRL	Brazilian Real
CZK	Czech Koruna
MXN	Mexican Peso
MYR	Malaysian Ringgit
ZAR	South African Rand

Footnote Legend:
(1)	Par Value disclosed in foreign currency is reported in thousands.

For information regarding the abbreviations, see the Key Investment Terms starting on page 14.
See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
(2)	All or a portion of securities is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $308,118.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2025, these securities amounted to a value of $72,799 or 18.8% of net assets.
(4)	Security in default; no interest payments are being received.
(5)	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(6)	Represents step coupon bond. Rate shown reflects the rate in effect as of May 31, 2025.
(7)	Variable rate security. Rate disclosed is as of May 31, 2025. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(8)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(9)	No contractual maturity date.
(10)	100% of the income received was in PIK.
(11)	This loan will settle after May 31, 2025, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(12)	Value shown as par value.
(13)	Non-income producing.
(14)	Amount is less than $500 (not in thousands).

See Notes to Financial Statements

Total Return Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2025
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of May 31, 2025, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2025	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$ 5,905	$ —	$ 5,905	$ —
Foreign Government Securities	15,114	—	15,114	—
Mortgage-Backed Securities	27,211	—	27,211	—
Asset-Backed Securities	17,304	—	16,546	758
Corporate Bonds and Notes	46,908	—	46,907	1 (1)
Leveraged Loans	13,894	—	13,886	8
Equity Securities:
Preferred Stock	300	—	300	—
Common Stocks	419,065	419,059	6	— (1)
Total Investments	$545,701	$419,059	$125,875	$767

(1)	Includes internally fair valued securities currently priced at zero ($0).
Security held by the Fund with an end of period value of $36 was transferred from Level 3 to Level 2 due to an increase in trading activities during the period.
Security held by the Fund with an end of period value of $499 was transferred from Level 2 to Level 3 due to a decrease in trading activities during the period.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended May 31, 2025.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2025
(Reported in thousands except shares and per share amounts)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund	Total Return Fund Inc.
Assets
Investment in securities at value(1)	$ 129,127	$ 185,213	$ 545,701
Foreign currency at value(2)	3	49	9
Cash	268	2,974	2,832
Cash collateral pledged for swaps	—	40	—
Over-the-counter swaps at value(3)	—	6	—
Unrealized appreciation on forward foreign currency exchange contracts	—	97	—
Receivables
Investment securities sold	885	—	3,054
Dividends and interest	1,673	3,745	2,469
Unrealized appreciation on unfunded loan commitment(4)	— (a)	—	—
Tax reclaims	—	4	459
Prepaid Trustees’/Directors’ retainer	— (a)	1	2
Prepaid expenses and other assets (Note 4)	61	193	239
Total assets	132,017	192,322	554,765
Liabilities
Borrowings (Note 8)	39,200	42,888	164,900
Payables
Investment securities purchased	1,048	3,562	1,282
Interest on borrowings (Note 8)	210	129	758
Investment advisory fees (Note 4)	105	159	325
Trustee/Director deferred compensation plan (Note 4)	51	11	213
Professional fees	43	29	43
Administration and accounting fees	22	26	60
Cash received as collateral for reverse repurchase agreements	—	603	—
Unrealized depreciation on forward foreign currency exchange contracts	—	158	—
Other accrued expenses	28	49	155
Total liabilities	40,707	47,614	167,736
Net Assets	$ 91,310	$ 144,708	$ 387,029
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
May 31, 2025
(Reported in thousands except shares and per share amounts)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund	Total Return Fund Inc.
Net Assets Consist of:
Common stock (Note 10)	$ —	$ 31	$ 56
Capital paid on shares of beneficial interest	137,288	383,872	354,402
Total distributable earnings (accumulated losses)	(45,978)	(239,195)	32,571
Net Assets	$ 91,310	$ 144,708	$ 387,029
Common Shares Outstanding	11,313,094	30,979,665	55,548,447
Net Asset Value Per Share(5)	$ 8.07	$ 4.67	$ 6.97
(1) Investment in securities at cost	$ 134,335	$ 187,316	$ 509,361
(2) Foreign currency at cost	$ 3	$ 49	$ 4
(3) Includes premiums paid (received) on over-the-counter credit default swaps	$ —	$ (393)	$ —

(4)	See Note 2l in Notes to Financial Statements.
(5)	Net Asset Value Per Share is calculated using unrounded net assets.
(a)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Unaudited)
SIX MONTHS ENDED May 31, 2025
($ reported in thousands)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund
Investment Income
Interest	$ 4,588	$ 9,559
Dividends	51	118
Foreign taxes withheld	—	(17)
Total investment income	4,639	9,660
Expenses
Investment advisory fees	640	929
Administration and accounting fees	84	108
Professional fees	37	28
Printing fees and expenses	16	20
Transfer agent fees and expenses	6	5
Trustees’/Directors’ fees and expenses	4	6
Custodian fees	3	3
Miscellaneous expenses	23	26
Total expenses before interest expense	813	1,125
Interest expense on borrowings (Note 8)	1,112	1,141
Total expenses after interest expense	1,925	2,266
Net investment income (loss)	2,714	7,394
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(972)	3,343
Foreign currency transactions	(1)	(433)
Forward foreign currency exchange contracts	—	55
Swaps	—	632
Net change in unrealized appreciation (depreciation) on:
Investments	(1,247)	(2,814)
Foreign currency transactions	1	78
Forward foreign currency exchange contracts	—	(265)
Swaps	—	51
Net realized and unrealized gain (loss) on investments	(2,219)	647
Net increase (decrease) in net assets resulting from operations	$ 495	$ 8,041
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Unaudited) (Continued)
SIX MONTHS ENDED May 31, 2025
($ reported in thousands)
Total Return Fund Inc.
Investment Income
Dividends	$ 6,981
Interest	4,357
European Union tax reclaims	39
Foreign taxes withheld	(469)
Total investment income	10,908
Expenses
Investment advisory fees	1,931
Administration and accounting fees	300
Transfer agent fees and expenses	243
Printing fees and expenses	238
Professional fees	72
Trustees’/Directors’ fees and expenses	17
Custodian fees	6
European Union tax reclaim fees	3
Miscellaneous expenses	61
Total expenses before interest expense	2,871
Interest expense on borrowings (Note 8)	4,383
Total expenses after interest expense	7,254
Net investment income (loss)	3,654
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	11,561
Foreign currency transactions	(45)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,049)
Foreign currency transactions	34
Net realized and unrealized gain (loss) on investments	8,501
Net increase (decrease) in net assets resulting from operations	$12,155
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Global Multi-Sector Income Fund
	Six Months Ended May 31, 2025 (Unaudited)	Year Ended November 30, 2024
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 2,714	$ 4,999
Net realized gain (loss)	(973)	(2,522)
Net change in unrealized appreciation (depreciation)	(1,246)	9,051
Increase (decrease) in net assets resulting from operations	495	11,528
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(5,430) (a)	(5,055)
Return of capital	—	(5,806)
Dividends and Distributions to Shareholders	(5,430)	(10,861)
Net increase (decrease) in net assets	(4,935)	667
Net Assets
Beginning of period	96,245	95,578
End of period	$91,310	$ 96,245

(a)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year. See Notes to Financial Statements.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Stone Harbor Emerging Markets Income Fund
	Six Months Ended May 31, 2025 (Unaudited)	Year Ended November 30, 2024
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 7,394	$ 12,964
Net realized gain (loss)	3,597	2,211
Net change in unrealized appreciation (depreciation)	(2,950)	17,471
Increase (decrease) in net assets resulting from operations	8,041	32,646
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(10,816) (a)	(20,130)
Return of capital	—	(99)
Dividends and Distributions to Shareholders	(10,816)	(20,229)
From Capital Share Transactions
Net proceeds from shares issued through at-the-market offering (1,557,872 and 101,763 shares, respectively) (Note 11)	7,793	508
Reinvestment of distributions resulting in the issuance of common stock (130,533 and 239,537 shares, respectively)	623	1,182
Plan of reorganization (Note 13)	—	51,054
Increase (decrease) in net assets from capital transactions	8,416	52,744
Net increase (decrease) in net assets	5,641	65,161
Net Assets
Beginning of period	139,067	73,906
End of period	$ 144,708	$ 139,067
Supplemental – Other Information Capital share transactions were as follows:
Common shares outstanding at beginning of period	29,291,260	17,351,391
Shares issued through at-the-market offering	1,557,872	101,763
Reinvestment of distributions resulting in the issuance of common stock	130,533	239,537
Plan of reorganization (Note 13)	—	11,598,569
Common shares outstanding at end of period	30,979,665	29,291,260

(a)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year. See Notes to Financial Statements.
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Total Return Fund Inc.
	Six Months Ended May 31, 2025 (Unaudited)	Year Ended November 30, 2024
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 3,654	$ 8,349
Net realized gain (loss)	11,516	16,014
Net change in unrealized appreciation (depreciation)	(3,015)	58,234
Increase (decrease) in net assets resulting from operations	12,155	82,597
From Dividends and Distributions to Shareholders
Net investment income and net realized gains	(17,282) (a)	(8,721)
Return of capital	—	(30,026)
Dividends and Distributions to Shareholders	(17,282)	(38,747)
From Capital Share Transactions
Payment for tendered shares (Note 10)	(39,739)	(41,131)
Increase (decrease) in net assets from capital transactions	(39,739)	(41,131)
Net increase (decrease) in net assets	(44,866)	2,719
Net Assets
Beginning of period	431,895	429,176
End of period	$387,029	$431,895

(a)	Please note that the tax status of the Fund’s distributions is determined at the end of the taxable year. Also refer to the inside front cover for information on the Managed Distribution Plan and see Notes to the Financial Statements.
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS (Unaudited)
SIX MONTHS ENDED May 31, 2025
($ reported in thousands)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund
Increase (Decrease) in cash
Cash flows provided by (Used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$ 495	$ 8,041
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	70,709	73,584
(Increase) Decrease in investment securities sold receivable	(347)	3,707
Purchases of long-term investments	(63,353)	(74,224)
Increase (Decrease) in investment securities purchased payable	(910)	(835)
Net (purchases) or sales of short-term investments	(421)	3,590
Net (purchases) or sales in purchased options	—	52
Net realized (gain)/loss on sales of investments from changes in the foreign exchange rates	—	384
Net change in unrealized (appreciation)/depreciation on long-term investments	1,247	2,814
Net realized (gain)/loss on investments	972	(3,343)
Net change in unrealized (appreciation)/depreciation of foreign currency exchange contracts	—	265
Amortization of premiums and inflation income and accretion of discounts on investments	(403)	(2,976)
(Increase) Decrease in dividends and interest receivable	16	239
(Increase) Decrease in prepaid expenses and other assets	(8)	(54)
(Increase) Decrease in prepaid Trustees’ retainer	1	—
Increase (Decrease) in interest payable on borrowings	(18)	(2)
Increase (Decrease) in over-the-counter swaps at value	—	(402)
Increase (Decrease) in affiliated expenses payable	6	12
Increase (Decrease) in non-affiliated expenses payable	3	(27)
Cash provided by (used for) operating activities	7,989	10,825
Cash provided (used for) financing activities:
Cash receipts from borrowings	—	169,090
Cash payments to reduce borrowings	(3,800)	(175,756)
Net proceeds from issuance of common stock through at-the-market offering	—	7,830
Cash distributions paid to shareholders	(5,430)	(10,193)
Due to custodian	—	(217)
Cash provided (used for) financing activities:	(9,230)	(9,246)
Net increase (decrease) in cash	(1,241)	1,579
Restricted and unrestricted cash at beginning of period	1,512	881
Restricted and unrestricted cash at end of period	$ 271	$ 2,460

See Notes to Financial Statements

STATEMENTS OF CASH FLOWS (Continued)
SIX MONTHS ENDED May 31, 2025
($ reported in thousands)
	Global Multi-Sector Income Fund	Stone Harbor Emerging Markets Income Fund
Supplemental cash flow information:
Reinvestment of dividends and distributions	$ —	$ 623
Cash paid during the period for interest expense on borrowings	$1,130	$ 1,143

Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities:
Cash	$ 268	$ 2,974
Foreign currency at value	$ 3	$ 49
Cash pledged as collateral for swaps	$ —	$ 40
Cash received as collateral for reverse repurchase agreements	$ —	$ (603)
	$ 271	$2,460
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS (Continued)
SIX MONTHS ENDED May 31, 2025
($ reported in thousands)
Total Return Fund Inc.
Increase (Decrease) in cash
Cash Flows provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 12,155
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	205,593
(Increase) Decrease in investment securities sold receivable	(2,489)
Purchases of long-term investments	(147,662)
Increase (Decrease) in investment securities purchased payable	(1,727)
Net change in unrealized (appreciation)/depreciation on long-term investments	3,049
Net (purchases) or sales of short-term investments	(116)
Net realized (gain)/loss on investments	(11,561)
Return of capital distributions on investments	223
Amortization of premium and accretion of discounts on investments	(221)
Proceeds from litigation settlements	283
(Increase) Decrease in tax reclaims receivable	(91)
(Increase) Decrease in dividends and interest receivable	228
(Increase) Decrease in prepaid expenses and other assets	(23)
(Increase) Decrease in prepaid Directors’ retainer	1
Increase (Decrease) in interest payable on borrowings	(36)
Increase (Decrease) in affiliated expenses payable	(4)
Increase (Decrease) in non-affiliated expenses payable	24
Cash provided by (used for) operating activities	57,626
Cash provided (used for) financing activities:
Cash payments to reduce borrowings	(3,400)
Cash distributions paid to shareholders	(17,282)
Payments for tendered shares	(39,739)
Cash provided by (used for) financing activities	(60,421)
Net increase (decrease) in cash	(2,795)
Cash and foreign currency at beginning of period	5,636
Cash and foreign currency at end of period	$ 2,841
Supplemental cash flow information:
Cash paid during the period for interest expense on borrowings	$ 4,419

Reconcilation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities:
Cash	$ 2,832
Foreign currency at value	9
$ 2,841
See Notes to Financial Statements

GLOBAL MULTI-SECTOR INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended May 31, 2025 (Unaudited)	Year Ended November 30,
		2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 8.51	$ 8.45	$ 8.94	$ 11.67	$ 12.55	$ 13.16
Income (loss) from investment operations:
Net investment income (loss)(1)	0.24	0.44	0.40	0.46	0.52	0.55
Net realized and unrealized gain (loss)	(0.20)	0.58	0.07	(2.23)	(0.32)	0.20
Total from investment operations	0.04	1.02	0.47	(1.77)	0.20	0.75
Dividends and Distributions to Shareholders:
Net investment income	(0.48)	(0.45)	(0.41)	(0.46)	(0.52)	(0.51)
Return of capital	—	(0.51)	(0.55)	(0.50)	(0.56)	(0.85)
Total dividends and distributions to shareholders	(0.48)	(0.96)	(0.96)	(0.96)	(1.08)	(1.36)
Net asset value, end of period	$ 8.07	$ 8.51	$ 8.45	$ 8.94	$ 11.67	$ 12.55
Market value, end of period(2)	$ 7.64	$ 8.06	$ 7.35	$ 8.12	$ 11.56	$ 11.69
Total return, net asset value(3), (4)	0.86%	13.92%	7.19%	(14.70)%	1.76%	7.70%
Total return, market value(3), (4)	0.82%	24.05%	2.66%	(21.78)%	8.22%	5.28%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(5), (6)	4.15%	4.48%	4.46%	2.76%	2.14%	2.40%
Ratio of net investment income (loss) to average net assets(5)	5.85%	5.16%	4.59%	4.62%	4.28%	4.51%
Portfolio turnover rate(3)	47%	80%	57%	44%	54%	75%
Net assets, end of period (000’s)	$91,310	$96,245	$95,578	$101,164	$132,058	$141,880
Borrowings, end of period (000’s)	$39,200	$43,000	$43,000	$ 45,400	$ 52,500	$ 52,500
Asset coverage, per $1,000 principal amount of borrowings(7)	$ 3,329	$ 3,238	$ 3,223	$ 3,228	$ 3,515	$ 3,702

(1)	Calculated using average shares outstanding.
(2)	Closing Price – New York Stock Exchange.
(3)	Not annualized for periods less than one year.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Annualized for periods less than one year.
(6)	Ratio of total expenses, before interest expense on borrowings, was 1.75% for the six months ended May 31, 2025; 1.74%, 1.71%, 1.74%, 1.74% and 1.74% for the years ended November 30, 2024, 2023, 2022, 2021 and 2020, respectively.
(7)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended May 31, 2025 (Unaudited)	Year Ended November 30,
		2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 4.75	$ 4.26	$ 4.17	$ 6.24	$ 7.04	$ 8.91
Income (loss) from investment operations:
Net investment income (loss)(1)	0.25	0.45	0.47	0.52	0.60	0.64
Net realized and unrealized gain (loss)	0.01	0.76	0.34	(1.87)	(0.52)	(1.08)
Total from investment operations	0.26	1.21	0.81	(1.35)	0.08	(0.44)
Dividends and Distributions to Shareholders:
Net investment income	(0.36)	(0.72)	(0.66)	(0.09)	(0.57)	(0.28)
Return of capital	—	— (2)	(0.06)	(0.63)	(0.31)	(1.15)
Total dividends and distributions to shareholders	(0.36)	(0.72)	(0.72)	(0.72)	(0.88)	(1.43)
Accretion on net asset value as a result of at-the-market share issuance (Note 11)	0.02	— (2)	—	—	—	—
Net asset value, end of period	$ 4.67	$ 4.75	$ 4.26	$ 4.17	$ 6.24	$ 7.04
Market value, end of period	$ 4.94	$ 5.02	$ 4.38	$ 4.24	$ 6.65	$ 7.40
Total return, net asset value(3), (4)	6.22%	30.38%	21.20%	(22.31)%	0.36%	(3.32)%
Total return, market value(3), (4)	6.07%	32.71%	22.14%	(25.98)%	0.66%	(32.92)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(5), (6)	3.23% (7)	3.28% (7)	3.70% (8)	2.95%	2.37%	2.56%
Ratio of net investment income (loss) to average net assets(5)	10.54%	9.84%	11.21% (8)	10.55%	8.57%	9.04%
Portfolio turnover rate(3)	41%	69%	76%	37%	47%	127%
Net assets, end of period (000’s)	$144,708	$139,067	$73,906	$71,293	$105,134	$117,235
Borrowings, end of period (000’s)	$ 42,888	$ 49,554	$14,172	$28,600	$ 45,481	$ 46,000
Asset coverage, per $1,000 of borrowings(9)	$ 4,374	$ 3,806	$ 6,215	$ 3,493	$ 3,312	$ 3,545

(1)	Calculated using average shares outstanding.
(2)	Amount is less than $0.005 per share.
(3)	Not annualized for periods less than one year.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Annualized for periods less than one year.
See Notes to Financial Statements

STONE HARBOR EMERGING MARKETS INCOME FUND
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(6)	Ratio of total expenses before interest expense to average net assets was 1.60% for the six months ended May 31, 2025, and 1.60%, 2.11%, 2.03%, 1.96% and 1.99% for the years ended November 30, 2024, 2023, 2022, 2021 and 2020, respectively.
(7)	The Fund is currently under its expense limitation.
(8)	The Fund incurred some non-recurring reorganization expenses in 2023. When excluding these costs, the ratio of total expenses after interest expense to average net assets would be 3.33% and the ratio of net investment income to average net assets would be 11.58%.
(9)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended May 31, 2025 (Unaudited)	Year Ended November 30,
		2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 7.00	$ 6.26	$ 7.52	$ 8.92	$ 9.31	$ 10.33
Income (loss) from investment operations:
Net investment income (loss)(1)	0.06	0.13	0.13	0.19	0.22	0.25
Net realized and unrealized gain (loss)	0.19	1.19	(0.52)	(0.37)	0.35	(0.11)
Total from investment operations	0.25	1.32	(0.39)	(0.18)	0.57	0.14
Dividends and Distributions to Shareholders:
Net investment income	(0.30)	(0.14)	(0.14)	(0.47)	(0.24)	(0.27)
Return of capital	—	(0.46)	(0.73)	(0.49)	(0.72)	(0.89)
Total dividends and distributions to shareholders	(0.30)	(0.60)	(0.87)	(0.96)	(0.96)	(1.16)
Fund Share Transactions (Note 10)
Dilutive effect on net asset value as a result of rights offering(2)	—	—	— (3)	(0.26)	—	—
Anti-dilutive impact of tender offer (Note 10)	0.02	0.02	—	—	—	—
Net asset value, end of period	$ 6.97	$ 7.00	$ 6.26	$ 7.52	$ 8.92	$ 9.31
Market value, end of period(4)	$ 6.17	$ 6.23	$ 5.38	$ 6.95	$ 9.37	$ 8.41
Total return, net asset value(5), (6)	4.66%	24.24%	(3.96)%	(1.45)%	6.36%	3.25%
Total return, market value(5), (6)	4.10%	28.66%	(10.69)%	(16.43)% (7)	23.68%	(12.25)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of total expenses after interest expense to average net assets(8), (9)	3.77% (10)	4.02% (10)	3.87%	2.26%	1.73%	2.05%
Ratio of net investment income (loss) to average net assets(8)	1.90% (10)	2.01% (10)	1.99%	2.30%	2.34%	2.73%
Portfolio turnover rate(5)	27%	59%	36%	47%	44%	46%
Net assets, end of period (000’s)	$387,029	$431,895	$429,176	$515,679	$426,461	$441,552
Borrowings, end of period (000’s)	$164,900	$168,300	$187,000	$207,000	$159,750	$159,750
Asset coverage, per $1,000 principal amount of borrowings(11)	$ 3,347	$ 3,566	$ 3,295	$ 3,491	$ 3,670	$ 3,764

(1)	Calculated using average shares outstanding.
(2)	Shares were sold at a 5% discount from a 5-day average market price from 9/12/22 to 9/16/22.
(3)	Amount is less than $0.005 per share.
(4)	Closing Price – New York Stock Exchange.
(5)	Not annualized for periods less than one year.
See Notes to Financial Statements

TOTAL RETURN FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
(6)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day for each period reported. Dividends and distributions are assumed, for the purpose of this calculation, to be reinvested at prices under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with the use of net asset value for beginning and ending values.
(7)	Total return on market value includes the dilutive effect of the 2022 rights offering. Without this effect, the total market return would have been (16.12%).
(8)	Annualized for periods less than one year.
(9)	Ratio of total expenses, before interest expense on borrowings, was 1.49% for the six months ended May 31, 2025, and 1.41%, 1.31%, 1.32%, 1.34% and 1.38% for the years ended November 30, 2024, 2023, 2022, 2021 and 2020, respectively.
(10)	The Fund incurred certain non-recurring tender offer costs in 2025 and 2024. When excluding these costs, the ratio of total expenses to average net assets would be 3.61% and 3.92% respectively, and the ratio of net investment income (loss) to average net assets would be 2.08% and 2.11% respectively.
(11)	Represents value of net assets plus the borrowings at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2025
Note 1. Organization
Global Multi-Sector Income Fund, Stone Harbor Emerging Markets Income Fund, and Total Return Fund Inc. (each, a “Fund” and, collectively, the “Funds”) are closed-end, management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Global Multi-Sector Income Fund is diversified and was formed as a statutory trust under the laws of the State of Delaware on August 23, 2011. Stone Harbor Emerging Markets Income Fund is non-diversified and was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on December 22, 2010. Total Return Fund Inc. is diversified and was incorporated under the laws of the State of Maryland on July 21, 1988. Each Fund’s investment objective is outlined in the respective Manager’s Discussion of Fund Performance pages. There is no guarantee that the Funds will achieve their investment objective.
Note 2. Significant Accounting Policies
Each Fund is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Funds’ Boards of Trustees/Directors have designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Each Fund utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
• Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
• Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, restricted securities, and leveraged loans are valued based on either evaluated or composite quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from real estate investment trusts (“REITs”) is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation).
If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income and capital gains, if any, to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
As a result of court cases involving several countries across the European Union, certain Funds have filed tax reclaims in addition to treaty-based claims, in respect of previously withheld taxes on dividends earned (“EU tax reclaims”). These filings are subject to various administrative proceedings by each local jurisdiction’s tax authority, as well as judicial proceedings. EU tax reclaim and associated interest entitlements that have been recognized, if any, are reflected as European Union tax reclaims in the Statements of Operations. Related receivables, if any, are reflected as European Union tax reclaims receivable in the Statements of Assets and Liabilities. Generally, unless Management of the Funds believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a Fund’s net asset value. EU tax reclaims and related interest entitlements recognized by a Fund, if any, may reduce

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
the amount of foreign taxes, if any, that a Fund could elect to pass-through- to its shareholders from a U.S. federal tax perspective.
Each Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Global Multi-Sector Income Fund and Stone Harbor Emerging Markets Income Fund declare distributions on a monthly basis. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
Total Return Fund Inc. has a Managed Distribution Plan which currently provides for the Fund to make a monthly distribution of $0.05 per share. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the Fund’s Managed Distribution Plan.
Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital.
E.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
F.	Credit Linked Notes
Stone Harbor Emerging Markets Income Fund may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to liquidity risk, market risk, interest rate risk and the risk that the counterparty will be unwilling or unable to meet its obligations under the note.
G.	Payment-In-Kind Securities
The Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
H.	When-Issued Purchases and Forward Commitments (Delayed Delivery)
The Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Funds record when-issued and forward commitment securities on the trade date. The Funds maintain collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
I.	Leveraged Loans
The Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
J.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to a Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
K.	Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, and are inclusive of dollar denominated cash, foreign currency, cash collateral pledged for swaps, and cash pledged as collateral for reverse repurchase agreements.
L.	Segment Reporting
Accounting Standards Codification (“ASC”) 280, Segment Reporting, established disclosure requirements relating to operating segments in financial statements. The Funds have adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which is intended to enhance reportable operating segment disclosure requirements. Operating segments are defined as components of a reporting entity about which separate financial information, including disclosures about income and expenses, is available that is regularly evaluated by the chief operating decision maker (“CODM”) in deciding how to allocate resources and assess each operating segment’s performance. Subject to the oversight and, when applicable, approval of each Fund’s Board of Trustees, the Fund’s Adviser acts as each Fund’s CODM. The CODM monitors the Fund’s operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on its defined investment objective. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
standard impacted the Funds’ financial statement note disclosures only and did not affect any Fund’s financial position or the results of its operations.
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by Stone Harbor Emerging Markets Income Fund.
A.	Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized appreciation or depreciation. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.
During the six months ended May 31, 2025, Stone Harbor Emerging Markets Income Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after a Fund’s Schedule of Investments.
B.	Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds may purchase or write both put and call options on portfolio securities. When doing so, the Fund is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.
When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statements of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) from investments” in the Statements of Operations. Changes in value of written options

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statements of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.
During the six months ended May 31, 2025, Stone Harbor Emerging Markets Income Fund invested in purchased call and put options contracts in an attempt to manage foreign currency risk and with the purpose of generating realized gains.
C.	Swaps
A Fund enters into swap agreements, in which a Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the Over-the-Counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statement of Assets and Liabilities as “Over-the-counter swaps at value” and as “Variation margin receivable/payable on cleared swaps” for centrally cleared swaps. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statement of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Over-the-counter swaps at value” in the Statement of Assets and Liabilities and are amortized over the term of the swap for OTC swaps. When a swap is terminated, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between a Fund and the counterparty are

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
recognized as “Net realized gain (loss) on swaps” in the Statement of Operations. Swap contracts outstanding at period end, if any, are listed after a Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as “Cash collateral pledged for swaps.”
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, a Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, a Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. A Fund may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the six months ended May 31, 2025, Stone Harbor Emerging Markets Income Fund utilized single name credit default swaps to short individual securities or to gain exposure to a credit or asset-backed index.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statement of Assets and Liabilities at May 31, 2025:

Statement Line Description	Primary Risk	Stone Harbor Emerging Markets Income Fund
Asset Derivatives
Over-the-counter swaps at value(1)	Credit contracts	$ 399
Unrealized appreciation on forward foreign currency exchange contracts	Foreign currency contracts	97
Total Assets		$ 496
Liability Derivatives
Unrealized depreciation on forward foreign currency exchange contracts	Foreign currency contracts	$ (158)
Total Liabilities		$ (158)

(1)	Represents cumulative appreciation (depreciation) on swap contracts as reported in the Schedule of Investments. For OTC swap contracts, the value (including premiums) at May 31, 2025 is shown in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the six months ended May 31, 2025:
Statement Line Description	Primary Risk	Stone Harbor Emerging Markets Income Fund
Net Realized Gain (Loss) from
Purchased options(1)	Foreign currency contracts	$ (31)
Forward foreign currency exchange contracts	Foreign currency contracts	55
Swaps	Credit contracts	632
Total		$ 656
Net Change in Unrealized Appreciation (Depreciation) on
Purchased options(2)	Foreign currency contracts	$ 11
Forward foreign currency exchange contracts	Foreign currency contracts	(265)
Swaps	Credit contracts	51
Total		$ (203)

(1) Amount included in Net realized gain (loss) on investments.
(2) Amount included in Net change in unrealized appreciation (depreciation) on investments.
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by Stone Harbor Emerging Markets Income Fund for the six months ended May 31, 2025.

Purchased Options(1)	$ 55
Forward Foreign Currency Exchange Purchase Contracts(2)	5,858
Forward Foreign Currency Exchange Sale Contracts(2)	9,663
Credit Default Swap Contracts - Sell Protection(2)	11,200
(1)	Average premium amount.
(2)	Average notional amount.
D.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by a Fund. For OTC purchased options, a Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate a Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to a Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to a Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause a Fund to accelerate payment of any net liability owed to the counterparty.
E.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Typically, a Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, a Fund does not offset derivative assets and liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present Stone Harbor Emerging Markets Income Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by a Fund as of May 31, 2025:

At May 31, 2025, Stone Harbor Emerging Markets Income Fund’s derivative assets and liabilities (by type) are as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$ 97	$158
OTC swaps	6	—
Total derivative assets and liabilities in the Statement of Assets and Liabilities	$103	$158
Derivatives not subject to a MNA or similar agreement	—	—
Total assets and liabilities subject to a MNA	$103	$158
The following tables present Stone Harbor Emerging Markets Income Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by each Fund as of May 31, 2025:

Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(1)
Barclays	$ 6	$ —	$—	$—	$ 6

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
Counterparty	Gross Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(1)
JPMorgan Chase Bank N.A.	97	(97)	—	—	—
Total	$103	$ 97	$—	$—	$ 6

Counterparty	Gross Derivatives Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(1)
JPMorgan Chase Bank N.A.	$158	$(97)	$—	$—	$61
Total	$158	$(97)	$—	$—	$61
(1) These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, LLC (formerly known as Virtus Investment Advisers, Inc.) (“VIA” or the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
Effective January 1, 2025, VIA has replaced Virtus Alternative Investment Advisers, Inc. (“VAIA”) as the investment adviser to Stone Harbor Emerging Markets Income Fund (“Stone Harbor Fund”). As a result, also effective January 1, 2025, VAIA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Stone Harbor Fund have been transferred to, and assumed by, VIA. Both VIA and VAIA are wholly owned indirect subsidiaries of Virtus. No changes have been made to the investment advisory fees payable by the Stone Harbor Fund, or the fees paid by the Adviser to the subadviser.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily total managed assets of each Fund. “Managed Assets” is defined as the average daily value of the total assets of each Fund minus the sum of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness, entered into for the purpose of leverage).

Fund	Advisory Fee
Global Multi-Sector Income Fund	0.95%
Stone Harbor Emerging Markets Income Fund	1.00*
Total Return Fund Inc.	0.70
*Provided the Advisory Fee does not exceed 1.50% of the Fund’s net assets.
B.	Subadvisers
The subadvisers are responsible for the day-to-day portfolio management of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the year is as follows:

Fund	Subadviser
Global Multi-Sector Income Fund	Newfleet(1)
Stone Harbor Emerging Markets Income Fund	SHIP(2)
Total Return Fund Inc. (Equity Portfolio)	DPIM(3)
Total Return Fund Inc. (Fixed Income Portfolio)	Newfleet(1)
(1)	Newfleet Asset Management (“Newfleet”), a division of Virtus Fixed Income Advisers, LLC (“VFIA”), an indirect wholly owned subsidiary of Virtus.
(2)	Stone Harbor Investment Partners (“SHIP”), a division of VFIA.
(3)	Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus.
C.	Expense Limitation
The Adviser has contractually agreed to limit Stone Harbor Emerging Markets Income Fund’s annual total operating expenses, subject to the exclusions listed below, so that such expenses do not exceed, on an annualized basis, 0.58% of average daily net assets through April 10, 2026. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The reimbursements are accrued daily and received monthly.
The exclusions include investment advisory fees, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to common shares).
During the six months ended May 31, 2025, Stone Harbor Emerging Markets Income Fund’s expenses were below its expense limitation.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under this arrangement within three years after the date on which such amounts were incurred or waived. The Stone Harbor Emerging Markets Income Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement.
During the six months ended May 31, 2025, the Adviser did not recapture reimbursed expenses or waived fees.
E.	Administration Services
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Funds. For the services provided by the administrator under the Administration Agreement, the Funds pay the administrator an asset-based fee calculated on each Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the six months ended May 31, 2025, the Funds incurred administration fees totaling $436 which are included in the Statement of Operations within the line item “Administration and accounting fees.”
F.	Trustees’/Directors’ Fees
For the six months ended May 31, 2025, the Funds incurred independent Trustees’/Directors’ fees totaling $24 which are included in the Statement of Operations within the line item “Trustees’/Directors’ fees and expenses.” No remuneration was paid to the officers or affiliated trustee.
G.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the six months ended May 31, 2025, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
H.	Trustees/Director Deferred Compensation Plan
The Funds provide a deferred compensation plan for its Trustees/Directors who receive compensation from the Funds. Under the deferred compensation plan, Trustees/Directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by each Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees/Directors. Investments in such instruments are included in “Prepaid expenses and other assets” in the Statement of Assets and Liabilities at May 31, 2025.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities and short-term securities) during the six months ended May 31, 2025, were as follows:
	Purchases	Sales
Global Multi-Sector Income Fund	$ 57,406	$ 67,647
Stone Harbor Emerging Markets Income Fund	74,224	73,584
Total Return Fund Inc.	138,904	197,172
Purchases and sales of long-term U.S. government and agency securities during the six months ended May 31, 2025, were as follows:
	Purchases	Sales
Global Multi-Sector Income Fund	$5,947	$3,062
Total Return Fund Inc.	8,758	8,421

Note 6. Federal Income Tax Information
($ reported in thousands)
At May 31, 2025, the approximate cost basis and aggregate unrealized appreciation (depreciation) of investments and other financial instruments held by the Funds for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Multi-Sector Income Fund	$ 134,643	$ 1,421	$ (6,937)	$ (5,516)
Stone Harbor Emerging Markets Income Fund	144,891	9,566	(12,187)	(2,621)
Total Return Fund Inc.	509,952	54,084	(18,335)	35,749
The Funds have capital loss carryovers available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended November 30, 2024, the Funds’ capital loss carryovers are as follows:

Fund	Short-Term	Long-Term
Global Multi-Sector Income Fund	$ 8,873	$ 27,895
Stone Harbor Emerging Markets Income Fund	94,193	142,592
Total Return Fund Inc.	—	1,308
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
significant impact on the Funds and their investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. Each of these factors can affect the value and liquidity of the assets of the Fund. Failure to generate adequate earnings from foreign trade would make it difficult for an emerging market country to service foreign debt. Disruptions resulting from social and political factors may cause the securities markets of emerging market countries to close. If this were to occur, the liquidity and value of each Fund’s assets invested in corporate debt obligations of emerging market companies would decline.
The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Funds from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact each Fund’s liquidity and performance.
Sanctions threatened or imposed may result in a decline in the value and liquidity of each Fund’s assets. The securities of the Funds may be deemed to have a zero value. The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. If the Funds are forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect each Fund’s NAV and dilute investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.
For all these reasons, investments in emerging markets may be considered speculative. To the extent that the Funds invests a significant portion of its assets in a particular emerging

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
market, the Funds will be more vulnerable to financial, economic, political and other developments in that country, and conditions that negatively impact that country will have a greater impact on the Funds as compared with a fund that does not have its holdings concentrated in a particular country.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
The Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Funds, positive or negative, than if the Funds did not concentrate their investments in such sectors.
At May 31, 2025, Total Return Fund Inc. held securities issued by various companies in specific sectors as detailed below:
Sector	Percentage of Total Investments
Utilities	38%
Stone Harbor Emerging Markets Income Fund leverages its portfolio through entering into reverse repurchase agreements or the issuance of debt securities. Global Multi-Sector Income Fund and Total Return Fund Inc. borrow through their margin financing facility for the purpose of leveraging their portfolio. While leverage presents opportunities for increasing each Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Funds would be magnified to the extent the Funds are leveraged.
Note 8. Borrowings
($ reported in thousands)
Margin Financing
Global Multi-Sector Income Fund has a Master Margin Loan Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $55,000 (the “Commitment Amount”). Effective May 12, 2025, the Commitment Amount was reduced to $50,000. Borrowings under the New Agreement are covered by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including posting collateral. If the Fund may be required to repay immediately, in part or in full, the borrowed sum, necessitating the sale of securities at potentially inopportune times. Interest is charged at Overnight Bank Funding Rate (“OBFR”) plus an additional percentage rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is borrowed at a given time.
For the six months ended May 31, 2025, the Fund had average borrowings of $42,086 with an average interest rate of 5.21%. Interest and commitment fees accrued for the six months ended May 31, 2025 were $1,108 and $4, respectively, and are included in the “Interest

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
expense on borrowings” line of the Statement of Operations. The carrying value approximates the fair value of the borrowing at May 31, 2025.
Outstanding Borrowings	Interest Rate
$39,200	5.18%
Total Return Fund Inc. has a Master Margin Loan Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $200,000 (the “Commitment Amount”). Cash borrowings under the Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account. Interest is charged at the OBFR plus an additional percentage rate on the amount borrowed, and commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is borrowed at a given time. For the six months ended May 31, 2025, the Fund had average borrowings of $167,310 with an average interest rate of 5.18%. For the same period, the interest expense related to the borrowings amounted to $4,383 and is included with in the “Interest expense on borrowings” line on the Statement of Operations. The carrying value approximates fair value of the borrowing at May 31, 2025.
At May 31, 2025, the amount of outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$164,900	5.16%
Reverse Repurchase Agreements
Stone Harbor Emerging Markets Income Fund may borrow from banks and other financial institutions and may also borrow additional funds by entering into reverse repurchase agreements or the issuance of debt securities (collectively, “Borrowings”) in an amount that does not exceed 33 1/3% of the Fund’s Managed Assets (defined in Note 4) immediately after such transactions. It is possible that following such Borrowings, the assets of the Fund will decline due to market conditions such that this 33 1/3% limit will be exceeded. In that case, the leverage risk to Common Shareholders will increase.
In a reverse repurchase agreement, the Fund delivers a security to a financial institution, the counterparty, in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid to cover its obligations under reverse repurchase agreements. The segregated assets are found on the Fund’s Schedule of Investments as full or partially pledged securities. The total amount of securities pledged and cash collateral received at May 31, 2025 was $52,272 and $603, respectively. As all agreements can be terminated by either party on demand, face value approximates

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
fair value at May 31, 2025. For the six months ended May 31, 2025, the average amount of reverse repurchase agreements outstanding was $45,557, at a weighted average interest rate of 4.96%.
The following table indicates the total amount of reverse repurchase agreements, reconciled to gross liability as of May 31, 2025:
Overnight & Continuous

Sovereign Debt Obligations	$19,406
Corporate Bonds	23,482
Total	42,888
Note 9.  Indemnifications
Under the Funds’ organizational documents, the Funds, Trustees/Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Capital Shares and Capital Transactions
At May 31, 2025, Global Multi-Sector Income Fund has one class of common stock with no par value of which unlimited shares are authorized and 11,313,094 shares are outstanding.
At May 31, 2025, Stone Harbor Emerging Markets Income Fund has one class of common stock with $0.001 par value of which unlimited shares are authorized and 30,979,665 shares are outstanding.
At May 31, 2025, Total Return Fund Inc. had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 55,548,447 shares are outstanding.
On April 2, 2024, Total Return Fund Inc. announced the commencement of a 10% tender offer (6,857,832 shares) at a price equal to 98% of the Fund’s NAV per share as of the close of regular trading on the business day immediately following the day the expiration date of the tender offer. The tender offer expired on May 1, 2024. Total Return Fund Inc. purchased the maximum number of shares covered by the offer price of $5.9976 per share, which represented a price equal to 98% of the NAV per share as of the close of trading on the NYSE on May 2, 2024. As a result of the tender offer, $41,131 (reported in thousands) was distributed to shareholders and there was an accretion of $0.02 to the NAV per share of all the outstanding shares after the close of the tender offer.
As announced on March 11, 2024, Total Return Fund Inc.’s Board of Directors approved two additional conditional tender offers. On January 7, 2025 Total Return Fund Inc. announced the commencement of the first conditional tender offer: a 10% tender offer (6,172,049 shares) at a price equal to 98% of the Fund’s NAV per share as of the close of regular trading on the day the tender offer expired. The tender offer expired February 6, 2025. Total

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
Return Fund Inc. purchased the maximum number of shares covered by the offer price of $6.4386 per share, which represented a price equal to 98% of the NAV per share as of the close of trading on the NYSE on February 6, 2025. As a result of the tender offer, $39,739 (reported in thousands) was distributed to shareholders and there was an accretion of $0.02 to the NAV per share of all the outstanding shares after the close of the tender offer. The second conditional tender offer is for up to 10% of the Fund’s then outstanding shares at a price equal to 98% of the Fund’s NAV if the simple average trading discount, calculated using the NYSE closing market price on each day the NYSE is open for trading, is equal to or greater than 10% during the consecutive 180 calendar day period beginning April 1, 2025.
Note 11. Offering of Common Shares
($ reported in thousands)
Stone Harbor Emerging Markets Income Fund has an effective shelf registration statement offering up to $80,000 common shares of beneficial interest, par value $0.001 (“common shares”) (the “Offering”). The common shares may be offered and sold directly to purchasers, through at-the-market offerings using a distributor, or through a combination of these methods. Stone Harbor Emerging Markets Income Fund entered into an agreement with Foreside Fund Services, LLC to serve as the Fund’s distributor (“Distributor”). The Distributor entered into a sub-placement agent agreement with UBS Securities LLC. Initial costs incurred in connection with the Offering are recorded as “Prepaid expenses” on the Statement of Assets and Liabilities. As shares are sold, the portion of the costs attributed to the shares sold are amortized.
For the six months ended May 31, 2025, Stone Harbor Emerging Markets Income Fund issued 1,557,872 shares, resulting in net proceeds of $7,811 and amortized $19 in offering costs recorded as a reduction in paid in surplus on common shares.
Note 12. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At May 31, 2025, the Funds did not hold any securities that were restricted.
Note 13. Reorganization
($ reported in thousands)
On May 22, 2023, the shareholders of Stone Harbor Emerging Markets Fund (the “Acquiring Fund”) approved the issuance of additional common shares in connection with the proposed reorganization of Virtus Stone Harbor Emerging Markets Total Income Fund (the “Acquired Fund”) with and into the Acquiring Fund. Pursuant to an agreement and plan of reorganization, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Acquired Fund in exchange for an equal aggregate value of the Acquiring Fund’s shares. The Acquiring Fund is the legal and accounting survivor out of the reorganization.
Each shareholder of the Acquired Fund received shares of the Acquiring Fund equal to the NAV of their Acquired Fund shares, as determined at the close of business on December 15, 2023. The reorganization was accomplished by a tax-free exchange of shares and was

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
effective after the close of business on December 15, 2023. The share transactions associated with the reorganization are as follows:
Acquired Fund Shares Outstanding	Shares Converted to the Acquiring Fund	Acquired Fund Net Assets	Conversion Ratio
10,053,109	11,598,599	$51,054*	1.153733
* Includes net unrealized depreciation of $(2,434) at the close of business on December 15, 2023.
The net assets and composition of net assets for the Fund on December 15, 2023, were as follows:
Acquiring Fund’s Net Assets	Common Stock ($0.001 par value unlimited shares authorized)	Capital paid in on shares of beneficial interest	Total distributable earnings (accumulated losses)
$76,378	$17	$224,724	$(148,363)
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Acquiring Fund immediately after the acquisition amounted to $127,432.
Assuming the acquisition had been completed on December 1, 2023, the beginning of the fiscal period of the Acquiring Fund, the pro forma results of operations for the period ended November 30, 2024 would have been as follows:
Net investment income (loss)	$13,157 (a)
Net realized and unrealized gain (loss) on investments	21,194 (b)
Net increase (decrease) in net assets resulting from operations	$34,351
(a) $12,964, as reported in the Statement of Operations, plus $193 net investment income from the Acquired Fund pre-reorganization.
(b) $19,682, as reported in the Statement of Operations, plus $1,512 net realized and unrealized gain (loss) on investments from the Acquired Fund pre-merger.
Because the Acquiring Fund and the Acquired Fund have been managed as an integrated single fund since the merger was completed, it is also not feasible to separate the income/(losses) and gains/(losses) of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since December 15, 2023.
Note 14. Regulatory Matters and Litigation
From time to time, the Funds, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2025
various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Funds and the Adviser believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 15. Recent Accounting Pronouncements
In December 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

CERTIFICATION
Each Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. Each Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Dividend Reinvestment Plan offers shareholders of Stone Harbor Emerging Markets Income Fund a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Dividend Reinvestment Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Dividend Reinvestment Plan.
The Automatic Reinvestment and Cash Purchase Plan and Dividend Reinvestment Plan (the “Plan”) offers shareholders of Global Multi-Sector Income Fund and Total Return Fund, a convenient way to acquire additional shares of the Funds. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by each Fund’s Board. You may obtain a description of these procedures, along with information regarding how each Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

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101 Munson Street
Greenfield, MA 01301-9668
Board of Trustees/Directors
Connie D. McDaniel, Chair of the Board of Trustees/Directors
George R. Aylward
Donald C. Burke
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
John R. Mallin
R. Keith Walton
Brian T. Zino
Principal Officers
George R. Aylward, President and Chief Executive Officer
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Kathryn L. Santoro, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Nikita Thaker, Vice President, Controller and Assistant Treasurer
Investment Advisers
Virtus Investment Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

c/o Computershare Investor Services
P.O. Box 43078
Providence, RI 02940-3078

For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8524	07-25

(b)	Not applicable

Item 2. Code of Ethics.

Response not required for semi-annual report.

Item 3. Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Response not required for semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable for Closed-End Management Investment Companies.

(b)	Not applicable for Closed-End Management Investment Companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Response not required for semi-annual report.

(b)

On May 30, 2025, Benjamin Caron, CFA, senior managing director and portfolio manager at Newfleet Asset Management, was added as a portfolio manager for the Registrant, while Connie Luecke, CFA, senior managing director and senior portfolio manager at Duff & Phelps stepped down as a portfolio manager to the Registrant.

Benjamin Caron, CFA, is a senior managing director and portfolio manager at Newfleet Asset Management, a division of Virtus Fixed Income Advisers, LLC (“VFIA”). He is a member of the multi-sector portfolio management team. Mr. Caron is co-portfolio manager and assists in the management of several multi-sector fixed income open-end and closed-end mutual funds, ETFs, and off-shore vehicles that the team manages. Prior to being appointed a portfolio manager, Mr. Caron assisted in the management of the Registrant.

Prior to joining Newfleet in 2011, Mr. Caron was on the multi-sector portfolio management team at Goodwin Capital Advisers, the former Phoenix Investment Counsel (PIC). He joined PIC in 2002 as a client service associate for the institutional markets group focusing on institutional fixed income clients. Earlier in his career, he was with Fidelity Investments, where he was responsible for client management and sales in the managed account group.

Mr. Caron earned a B.A. from Syracuse University and an M.B.A. from Suffolk University. He is a CFA® (Chartered Financial Analyst®) charterholder. Mr. Caron began his career in the investment industry in 1997.

Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of May 31, 2025:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Benjamin Caron, CFA	Registered Investment Companies	7	$1,610	0	$0
	Other Pooled Investment Vehicles	1	$50	0	$0
	Other Accounts	0	$0	0	$0

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the relevant subadviser may have in place that could benefit the Funds and/or such other accounts. The Board has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds’ shareholders. Each subadviser is required to certify its compliance with these procedures to the Board on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds’ most recent fiscal year. Additionally, any conflicts of interest between the investment strategies of a Fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material since portfolio managers generally manage funds and other accounts having similar investment strategies.

Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus and certain of its affiliated investment management firms, including Newfleet Asset Management, (collectively in this section, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval. Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs and mutual fund investments that appreciate or depreciate in value based on the returns of one or more mutual funds managed by the investment professional. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. (Current benchmarks and/or peer groups are indicated in the table below.) Performance of the Funds managed is generally measured over one-, three- and five-year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

Disclosure of Securities Ownership

For the most recently completed fiscal period ended May 31, 2025, beneficial ownership of shares of the Fund by Mr. Caron, is as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Benjamin Caron, CFA	$50,001-$100,000

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	© Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
December 2024	None	$0.00	None	None
January 2025	None	$0.00	None	None
February 2025	6,172,049	$6.4386	6,172,049	None
March 2025	None	$0.00	None	None
April 2025	None	$0.00	None	None
May 2025	None	$0.00	None	0
Total	6,172,049	$6.4386	6,172,049	0

On January 7, 2025, the Registrant announced that it commenced a tender offer to acquire up to 10% of the Registrant’s outstanding shares in exchange for cash at a price equal to 98% of the Registrant’s net asset value as of the close of regular trading on the business day immediately following the day the tender offer expired (February 6, 2025).

On February 12, 2025, the Registrant announced that it accepted 6,172,049 shares, representing 10% of its outstanding shares, for payment. The purchase price determined as of the close of regular trading session of the New York Stock Exchange on February 6, 2025, was equal to $6.4386 per share.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid for the period ended May  31, 2025 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Total Return Fund Inc.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date 8/6/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date 8/6/2025

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 8/6/2025

* Print the name and title of each signing officer under his or her signature.